    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1998


                                                       REGISTRATION NOS. 33-4410
                                                                        811-4629
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [X]

   Post-Effective Amendment No. 43                           [X]

                              and

REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [X]

   Amendment No. 44                                          [X]



                                VAN KAMPEN TRUST

 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, Including Area Code

                             RONALD A. NYBERG, ESQ.
                           Executive Vice President,
                         General Counsel and Secretary

                          Van Kampen Investments Inc.

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)
                            ------------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                              333 W. Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

      It is proposed that this filing will become effective:
        [X] immediately upon filing pursuant to paragraph (b)
        [ ] on (date) pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 43 to the Registrant's Registration Statement contains three Prospectuses and three Statements of Additional Information describing three series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:


     Facing Page

     Cross Reference Sheet with respect to the Applicable Series

     Prospectuses with respect to the Applicable Series in the following order:


        Van Kampen High Yield Fund


        Van Kampen Short-Term Global Income Fund


        Van Kampen Strategic Income Fund


     Statements of Additional Information with respect to the Applicable Series in the following order:


        Van Kampen High Yield Fund


        Van Kampen Short-Term Global Income Fund


        Van Kampen Strategic Income Fund


     Part C Information

     Exhibits

                           VAN KAMPEN HIGH YIELD FUND


                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND


                        VAN KAMPEN STRATEGIC INCOME FUND


                             CROSS REFERENCE SHEET
                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)

                 ITEM NUMBER OF                             LOCATION OR CAPTION
                   FORM N-1A                                   IN PROSPECTUS
                 --------------                             -------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS
Item  1.  Cover Page..................  Cover Page
Item  2.  Synopsis....................  PROSPECTUS SUMMARY; SHAREHOLDER TRANSACTION EXPENSES;
                                        ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
Item  3.  Condensed Financial
            Information...............  SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND OPERATING
                                        EXPENSES AND EXAMPLE; FINANCIAL HIGHLIGHTS; FUND
                                        PERFORMANCE; SHAREHOLDER SERVICES; ADDITIONAL INFORMATION
Item 4.   General Description of
            Registrant................  THE FUND; INVESTMENT OBJECTIVES AND POLICIES; INVESTMENT
                                        PRACTICES; DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL
                                        INFORMATION
Item  5.  Management of the
            Fund......................  ANNUAL FUND OPERATING EXPENSES AND EXAMPLE; INVESTMENT
                                        PRACTICES; INVESTMENT ADVISORY SERVICES; SHAREHOLDER
                                        SERVICES; ALTERNATIVE SALES ARRANGEMENTS; PURCHASE OF
                                        SHARES
Item  6.  Capital Stock and Other
            Securities................  DISTRIBUTIONS FROM THE FUND; REDEMPTION OF SHARES; THE
                                        DISTRIBUTION AND SERVICE PLANS; TAX STATUS; ALTERNATIVE
                                        SALES ARRANGEMENTS; PURCHASE OF SHARES; SHAREHOLDER
                                        SERVICES; DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL
                                        INFORMATION
Item 7.   Purchase of Securities Being
            Offered...................  SHAREHOLDER TRANSACTION EXPENSES; ALTERNATIVE SALES
                                        ARRANGEMENTS; PURCHASE OF SHARES; THE DISTRIBUTION AND
                                        SERVICE PLANS; FUND PERFORMANCE; SHAREHOLDER SERVICES;
                                        ADDITIONAL INFORMATION
Item 8.   Redemption or
            Repurchase................  ALTERNATIVE SALES ARRANGEMENTS; PURCHASE OF SHARES;
                                        REDEMPTION OF SHARES; SHAREHOLDER SERVICES
Item 9.   Pending Legal
            Proceedings...............  Not Applicable

                                       i.

                                                            LOCATION OR CAPTION
                 ITEM NUMBER OF                               IN STATEMENT OF
                   FORM N-1A                              ADDITIONAL INFORMATION
                 --------------                           ----------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.  Cover Page..................  Cover Page
Item 11.  Table of Contents...........  Table of Contents
Item 12.  General Information
            and History...............  The Fund and the Trust
Item 13.  Investment Objectives and
            Policies..................  Investment Policies and Restrictions; Additional Investment
                                        Considerations
Item 14.  Management of the
            Fund......................  Trustees and Officers
Item 15.  Control Persons and
            Principal Holders of
            Securities................  Trustees and Officers
Item 16.  Investment Advisory and
            Other Services............  Investment Advisory and Other Services; Trustees and
                                        Officers; The Distributor; Legal Counsel; Notes to the
                                        Financial Statements
Item 17.  Brokerage Allocation and
            Other Practices...........  Portfolio Transactions and Brokerage Allocation
Item 18.  Capital Stock and
            Other Securities..........  Contained in the Prospectus under the caption: DESCRIPTION
                                        OF SHARES OF THE FUND; The Fund and the Trust
Item 19.  Purchase, Redemption
            and Pricing of
            Securities Being
            Offered...................  Contained in the Prospectus under captions: SHAREHOLDER
                                        TRANSACTION EXPENSES; ALTERNATIVE SALES ALTERNATIVES;
                                        PURCHASE OF SHARES; SHAREHOLDER SERVICES; REDEMPTION OF
                                        SHARES
Item 20.  Tax Status..................  Contained In the Prospectus under the caption: TAX STATUS;
                                        Tax Status of the Fund
Item 21.  Underwriters................  The Distributor; Notes to Financial Statements
Item 22.  Calculations of
            Performance Data..........  Contained in the Prospectus under the caption: FUND
                                        PERFORMANCE; Performance Information
Item 23.  Financial Statements........  Contained in the Prospectus under the caption: FINANCIAL
                                        HIGHLIGHTS; Independent Accountants Report; Financial
                                        Statements; Notes to Financial Statements
PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                       ii.

--------------------------------------------------------------------------------

                           VAN KAMPEN HIGH YIELD FUND

--------------------------------------------------------------------------------


     Van Kampen High Yield Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives primarily through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Fund may invest in debt securities rated between BB and D (inclusive) by Standard & Poor's Ratings Group, Ba and C (inclusive) by Moody's Investors Service, Inc., comparably rated short-term debt obligations and unrated debt securities determined by the Fund's investment adviser to be of comparable quality, which securities are commonly referred to as "junk bonds."


     Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn or a significant increase in interest rates, greater market price volatility and less liquid secondary market trading, among others. Lower grade corporate debt securities are considered to be more speculative with respect to the payment of interest and return of principal than higher grade corporate debt securities. Investment in foreign securities involves certain risks in addition to those associated with the domestic securities in which the Fund may invest. See "Investment Objective and Policies." Investment in the Fund may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Fund.


     The Fund's investment adviser is Van Kampen Investment Advisory Corp. (the "Adviser"). The Fund is a series of Van Kampen Trust (the "Trust"). This Prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please read and retain this Prospectus for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 341-2911.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------
     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     A Statement of Additional Information, dated October 28, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge, by calling (800) 341-2911 or for Telecommunication Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).




                             [VAN KAMPEN FUNDS LOGO]


                   THIS PROSPECTUS IS DATED OCTOBER 28, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      7
The Fund....................................................      9
Investment Objectives and Policies..........................      9
Investment Practices........................................     13
Investment Advisory Services................................     15
Alternative Sales Arrangements..............................     16
Purchase of Shares..........................................     18
Shareholder Services........................................     24
Redemption of Shares........................................     27
Distribution and Service Plans..............................     28
Distributions from the Fund.................................     30
Tax Status..................................................     30
Fund Performance............................................     32
Description of Shares of the Fund...........................     33
Additional Information......................................     33
Appendix A: Ratings of Corporate Obligations................    A-1


     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE FUND. Van Kampen High Yield Fund (the "Fund") is a separate, diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. There is no assurance the Fund will achieve its investment objectives. See "Investment Objective and Policies."


INVESTMENT POLICIES. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality as determined by the Fund's investment adviser, Van Kampen Investment Advisory Corp. (the "Adviser").



  Medium grade debt securities are those rated BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality. Debt securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated debt securities. Debt securities rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.


  Lower grade debt securities are those rated between BB and D (inclusive) by S&P, Ba and C (inclusive) by Moody's, comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality, which securities sometimes are referred to as "junk bonds." Debt securities rated BB, B, CCC, CC and C by S&P generally are regarded by S&P, on balance, as significantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt securities rated C by S&P may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt securities rated D by S&P are in payment default, and payment of interest or repayment of principal is in arrears. Debt securities rated Ba by Moody's are judged to have speculative elements, their future cannot be as well-assured. In Moody's view, often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Debt securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.


  Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn or a significant increase in interest rates, greater market price volatility and less liquid secondary market trading, among others. Investment in securities that are in default, or with respect to which payment of interest or repayment of principal is in arrears, presents additional special risk considerations. Investment in foreign securities involves certain risks in addition to those associated with the domestic securities in which the Fund may invest. There is no assurance that the Fund will achieve its investment objective. The

Fund may not be an appropriate investment for all investors. The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the credit markets generally. See "Investment Objectives and Policies" and "Appendix A."

INVESTMENT PRACTICES. Subject to certain limitations, the Fund may enter into strategic transactions, write covered call options, lend its portfolio securities, enter into when issued or delayed delivery transactions, and enter into repurchase and reverse repurchase agreements. These investment practices entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."


REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value per share less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares".



INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. The Fund will declare distributions on a daily basis and will pay such distributions from net investment income, net recognized short-term capital gains and principal on a monthly basis. Long-term capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A      CLASS B        CLASS C
                                                              SHARES        SHARES         SHARES
                                                              -------      -------        -------
Maximum sales charge imposed on purchases (as percentage of
  the offering price).......................................   4.75%(1)      None           None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the offering price).........................    None       None(3)          None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........    None(2)  Year 1--4.00%   Year 1--1.00%
                                                                         Year 2--3.75%    After--None
                                                                         Year 3--3.50%
                                                                         Year 4--2.50%
                                                                         Year 5--1.50%
                                                                         Year 6--1.00%
                                                                          After--None
Redemption fees (as a percentage of amount redeemed)........    None         None           None
Exchange fees...............................................    None         None           None

--------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------


                                                              CLASS A    CLASS B    CLASS C
                                                              SHARES     SHARES     SHARES
                                                              -------    -------    -------
Management Fees (as a percentage of average daily net
  assets; after fee waiver)(1)..............................   0.65%      0.65%      0.65%
12b-1 Fees(2) (as a percentage of average daily net
  assets)...................................................   0.24%(3)   1.00%(4)   1.00%(4)
Other Expenses (as a percentage of average daily
  net assets)...............................................   0.25%      0.26%      0.26%(4)
Total Expenses (as a percentage of average daily
  net assets; after fee waiver).............................   1.14%      1.91%      1.91%


--------------------------------------------------------------------------------

(1) In the absence of fee waiver, "Management Fees" would have been 0.75%, 0.75% and 0.75% for Class A, B and C Shares, respectively and "Total Expenses" would have been 1.24%, 2.01% and 2.01% for Class A, B and C Shares, respectively.


(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes an amount of 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."

(3) The Fund's distribution and service plans with respect to Class A Shares provide that 12b-1 and service fees are charged only with respect to Class A Shares of the Fund sold after the implementation date of such plans. Due to the incremental "phase-in" of the Fund's 12b-1 and service plans with respect to Class A Shares, it is anticipated that 12b-1 and service fees attributable to Class A Shares will increase in accordance with such plans to a maximum aggregate amount of 0.25% of the net assets attributable to the Fund's Class A Shares. Accordingly, it is unlikely that future expenses will remain consistent with those disclosed in the fee table. See "Distribution and Service Plans."


(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.



EXAMPLE:



                                                              ONE    THREE   FIVE     TEN
                                                              YEAR   YEARS   YEARS   YEARS
                                                              ----   -----   -----   -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 1.14% for Class A
Shares, 1.91% for Class B Shares, and 1.91% for Class C
Shares, (ii) a 5.00% annual return and (iii) redemption at
the end of each period:
      Class A Shares........................................  $59    $ 82    $107    $180
      Class B Shares........................................  $59    $ 95    $118    $203*
      Class C Shares........................................  $29    $ 60    $103    $223
You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of each period:
      Class A Shares........................................  $59    $ 82    $107    $180
      Class B Shares........................................  $19    $ 60    $103    $203*
      Class C Shares........................................  $19    $ 60    $103    $223


--------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Fees currently waived or expenses reimbursed by the Adviser may not continue; accordingly, future expenses as projected may increase. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------


The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.



                                                                         CLASS A SHARES
                                -------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                -------------------------------------------------------------------------------------------------
                                 1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
                                 ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net Asset Value, Beginning of
 the Period...................  $ 9.854   $ 9.493   $ 9.398   $ 9.643   $10.380   $ 9.896   $ 9.202   $ 9.960   $12.980   $13.650
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
 Net Investment Income........    0.857     0.857     0.878     0.844     0.908     1.118     1.169     1.256     1.608     1.650
 Net Realized and Unrealized
   Gain/Loss..................    0.037     0.384     0.147    (0.099)   (0.595)    0.566     0.813    (0.604)   (2.970)   (0.610)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from Investment
 Operations...................    0.894     1.241     1.025     0.745     0.313     1.684     1.982     0.652    (1.362)    1.040
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less:
 Distributions from and in
   Excess of Net Investment
   Income.....................    0.855     0.865     0.880     0.815     0.950     1.129     1.189     1.297     1.608     1.650
 Distributions from Net
   Realized Gain on
   Investments................    0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
 Return of Capital
   Distributions..............    0.000     0.015     0.050     0.175     0.100     0.071     0.099     0.113     0.050     0.060
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions...........    0.855     0.880     0.930     0.990     1.050     1.200     1.288     1.410     1.658     1.710
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of the
 Period.......................  $ 9.893   $ 9.854   $ 9.493   $ 9.398   $ 9.643   $10.380   $ 9.896   $ 9.202   $ 9.960   $12.980
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return* (a).............    9.36%    13.60%    11.26%     8.50%     2.92%    18.08%    22.85%     8.22%   (10.88%)    7.96%
Net Assets at End of the
 Period (In millions).........  $ 280.6   $ 288.0   $ 271.1   $ 253.3   $ 260.7   $ 251.5   $ 221.4   $ 199.5   $ 220.5   $ 353.8
Ratio of Expenses to Average
 Net Assets*..................    1.14%     1.17%     1.31%     1.31%     1.32%     1.20%     1.42%     1.41%     1.28%     1.27%
Ratio of Net Investment Income
 to Average Net Assets*.......    8.61%     8.83%     9.16%     9.13%     8.85%    11.13%    12.12%    14.00%    13.68%    12.47%
Portfolio Turnover............     154%      125%      102%      152%      203%      198%      174%      158%       67%      120%

 * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.......    1.24%     1.26%     1.31%       N/A       N/A       N/A       N/A       N/A       N/A       N/A
   Ratio of Net Investment
     Income to Average Net
     Assets...................    8.51%     8.73%     9.15%       N/A       N/A       N/A       N/A       N/A       N/A       N/A


(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable


                   See Financial Statements and Notes thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

                                                                 CLASS B SHARES
                                     ----------------------------------------------------------------------
                                                        YEAR ENDED                         MAY 17, 1993
                                                         JUNE 30,                          (COMMENCEMENT
                                     ------------------------------------------------    OF DISTRIBUTION)
                                      1998      1997      1996      1995       1994     TO JUNE 30, 1993(a)
                                      ----      ----      ----      ----       ----     -------------------
Net Asset Value, Beginning of the
 Period............................  $ 9.855   $ 9.497   $ 9.398   $ 9.638   $ 10.382         $10.190
                                     -------   -------   -------   -------   --------         -------
 Net Investment Income.............    0.782     0.777     0.797     0.788      0.889           0.117
 Net Realized and Unrealized
   Gain/Loss.......................    0.036     0.388     0.160    (0.115)    (0.665)          0.217
                                     -------   -------   -------   -------   --------         -------
Total from Investment Operations...    0.818     1.166     0.957     0.673      0.224           0.334
                                     -------   -------   -------   -------   --------         -------
Less:
 Distributions from and in Excess
   of Net Investment Income........    0.783     0.794     0.812     0.751      0.877           0.128
 Return of Capital Distributions...    0.000     0.014     0.046     0.162      0.091           0.014
                                     -------   -------   -------   -------   --------         -------
Total Distributions................    0.783     0.808     0.858     0.913      0.968           0.142
                                     -------   -------   -------   -------   --------         -------
Net Asset Value, End of the
 Period............................  $ 9.890   $ 9.855   $ 9.497   $ 9.398   $  9.638         $10.382
                                     =======   =======   =======   =======   ========         =======
Total Return*(b)...................    9.28%    12.64%    10.55%     7.61%      2.11%           3.27%**
Net Assets at End of the Period (In
 millions).........................  $ 145.0   $ 128.7   $  97.1   $  55.9   $   33.2         $   2.7
Ratio of Expenses to Average Net
 Assets*...........................    1.91%     1.93%     2.07%     2.04%      2.13%           2.06%
Ratio of Net Investment Income to
 Average Net Assets*...............    7.84%     8.03%     8.39%     8.35%      7.94%           7.17%
Portfolio Turnover.................     154%      125%      102%      152%       203%            198%**

 * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................    2.01%     2.02%     2.07%       N/A        N/A             N/A
   Ratio of Net Investment Income
     to Average
     Net Assets....................    7.74%     7.94%     8.38%       N/A        N/A             N/A

                                                           CLASS C SHARES
                                     -----------------------------------------------------------
                                                                               AUGUST 13, 1993
                                              YEAR ENDED JUNE 30,               (COMMENCEMENT
                                     -------------------------------------    OF DISTRIBUTION)
                                      1998      1997      1996      1995     TO JUNE 30, 1994(a)
                                      ----      ----      ----      ----     -------------------
Net Asset Value, Beginning of the
 Period............................  $ 9.851   $ 9.495   $ 9.396   $ 9.643        $ 10.340
                                     -------   -------   -------   -------        --------
 Net Investment Income.............    0.780     0.780     0.828     0.745           0.761
 Net Realized and Unrealized
   Gain/Loss.......................    0.036     0.384     0.129    (0.079)         (0.605)
                                     -------   -------   -------   -------        --------
Total from Investment Operations...    0.816     1.164     0.957     0.666           0.156
                                     -------   -------   -------   -------        --------
Less:
 Distributions from and in Excess
   of Net Investment Income........    0.783     0.794     0.812     0.751           0.763
 Return of Capital Distributions...    0.000     0.014     0.046     0.162           0.090
                                     -------   -------   -------   -------        --------
Total Distributions................    0.783     0.808     0.858     0.913           0.853
                                     -------   -------   -------   -------        --------
Net Asset Value, End of the
 Period............................  $ 9.884   $ 9.851   $ 9.495   $ 9.396        $  9.643
                                     =======   =======   =======   =======        ========
Total Return*(b)...................    8.47%    12.65%    10.55%     7.61%           1.37%**
Net Assets at End of the Period (In
 millions).........................  $  11.5   $   8.1   $   7.0   $   2.0        $    2.2
Ratio of Expenses to Average Net
 Assets*...........................    1.91%     1.93%     2.06%     2.12%           2.14%
Ratio of Net Investment Income to
 Average Net Assets*...............    7.83%     8.08%     8.38%     8.13%           7.91%
Portfolio Turnover.................     154%      125%      102%      152%            203%**

 * If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................    2.01%     2.03%     2.07%       N/A             N/A
   Ratio of Net Investment Income
     to Average
     Net Assets....................    7.73%     7.99%     8.38%       N/A             N/A


 ** Non-Annualized.

(a) Based on average shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable.


                   See Financial Statements and Notes thereto

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------


  Van Kampen High Yield Fund (the "Fund") is a separate, diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



  Van Kampen Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


  The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. These investment objectives are fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objectives primarily through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality as determined by the Adviser. The Fund will invest in a broad range of issues representing various companies and industries and traded on various markets.


  Medium grade debt securities are those rated BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality. Debt securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated debt securities. Debt securities rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.


  Lower grade debt securities are those rated between BB and D (inclusive) by S&P, Ba and C (inclusive) by Moody's, comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality, which securities sometimes are referred to as "junk bonds". Debt securities rated BB, B, CCC, CC and C by S&P generally are regarded by S&P, on balance, as significantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt securities rated BB indicates the lowest degree of speculation and C the highest degree of speculation with respect to such securities. While such debt will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt securities rated C by S&P may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt securities rated D by S&P are in default, and payment of interest or repayment of principal is in arrears. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Debt securities rated Ba by Moody's are judged to have speculative elements, their future cannot be as well-assured. In Moody's view, often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Debt securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn or a significant increase in interest rates, greater market price volatility and less liquid secondary market trading, among others. Investment in securities that are in default, or with respect to which payment of interest or repayment of principal is in arrears, presents special risk considerations. The Fund may incur additional expenses to the extent that it is required to seek recovery of interest or principal, and the Fund may be unable to obtain full recovery thereof. See "Special Risk Considerations Regarding Medium and Lower Grade Debt Securities." Investment in foreign government and foreign corporate debt securities entails risks in addition to those associated with the domestic securities in which the Fund may invest. See "Foreign Securities." There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle. The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the credit markets generally.


  The table below sets forth the percentages of the Fund's assets invested as of June 30, 1998 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the 1998 fiscal year computed on a monthly basis.



                                                                                     UNRATED SECURITIES OF
                                                                RATED SECURITIES      COMPARABLE QUALITY
                           RATING                             (AS A PERCENTAGE OF     (AS A PERCENTAGE OF
                          CATEGORY                              PORTFOLIO VALUE)       PORTFOLIO VALUE)
                          --------                            -------------------    ---------------------
AAA/Aaa.....................................................          9.3%                   0.0%
AA/Aa.......................................................          0.0%                   0.0%
A/A.........................................................          0.4%                   0.0%
BBB/Baa.....................................................          2.9%                   0.0%
BB/Ba.......................................................         24.8%                   2.0%
B/B.........................................................         55.9%                   3.3%
CCC/Caa.....................................................          0.1%                   0.3%
CC/Ca.......................................................          0.2%                   0.8%
C/C.........................................................          0.0%                   0.0%
D...........................................................          0.0%                   0.0%
                                                                     -----                   ----
Percentage of Rated and Unrated
  Debt Securities...........................................         93.6%                   6.4%
                                                                     =====                   ====


  There is no limitation with respect to the maturities of the securities in which the Fund may invest.


  SPECIAL RISK CONSIDERATIONS REGARDING MEDIUM AND LOWER GRADE DEBT SECURITIES. The Fund invests in medium and lower grade debt securities. Debt securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher grade debt securities, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. Debt securities rated BB or below by S&P and Ba or below by Moody's commonly are referred to as "junk bonds." Although the Fund primarily will invest in medium and lower grade debt securities, the Fund may invest all or a portion of its assets in higher grade debt securities for temporary defensive purposes. Such investments may result in a lower current income than if the Fund were fully invested in medium and lower grade debt securities.


  The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of medium and lower grade debt securities are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual developments than are the secondary market prices of higher grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade debt securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade debt securities as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the debt securities in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect significantly the value and liquidity of medium and lower grade debt securities. The secondary market value of debt securities structured as zero coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash.


  Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium and lower grade debt securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

  To the extent that there is no established retail market for some of the medium or lower grade debt securities in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade debt securities held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. To the extent that the Fund purchases illiquid debt securities or securities which are restricted as to resale, the Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities.

  Legislation has been and may be adopted which may have an adverse impact on the market for medium and lower grade debt securities. For example, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required savings and loan associations to dispose of their high yield bonds no later than July 1, 1994 which adversely affected the marketplace for medium and lower grade debt. Participation by banks in highly leveraged transactions may subject banks to increased regulatory scrutiny. Other legislation may be proposed which, if enacted, could have an adverse impact on the market for medium and lower grade debt securities.


  The Fund may invest in zero coupon and payment-in-kind debt securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended (the "Code"), requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Although the Fund will receive no coupon payments on zero coupon securities prior to their maturity, the Fund is required to include in its income for distribution to shareholders in each year any income attributable to zero coupon securities. The Fund may be required to borrow or to liquidate portfolio securities to generate cash for distributions at a time that it otherwise would not have done so in order to make distributions that satisfy applicable tax law. As of June 30, 1998, approximately 2.02% of the Fund's net assets were invested in zero coupon securities.


  Payment-in-kind securities are securities that pay interest through the issuance of additional securities. They are issued by companies that have significant amounts of debt outstanding and are seeking to raise additional funds without incurring additional periodic cash interest payment obligations. Although payment-in-kind securities generally offer the opportunity for higher returns than securities that pay interest periodically in cash, they also generally are more volatile in response to changes in interest rates and are more speculative investments than such securities. The Fund is required to include in its income for distribution to shareholders in each year any income attributable to securities received as interest on payment-in-kind securities. The Fund may be required to borrow or to liquidate portfolio securities in order to generate cash for distributions at a time that it otherwise would not have done so in order to make distributions that satisfy applicable tax law. As of June 30, 1998, approximately 1.78% of the Fund's net assets were invested in payment-in-kind securities.


  The Adviser seeks to minimize the risks involved in investing in medium and lower grade debt securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser may consider the credit ratings of Moody's and S&P in evaluating debt securities although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of debt securities held in the Fund's portfolio.

  Many medium and lower grade debt securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a relatively high proportion of unlisted or unrated securities as compared with an investment company that invests primarily in higher grade securities. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium and lower rated debt securities, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Adviser than is the case for an investment company which invests primarily in higher grade securities.

  FOREIGN SECURITIES. The Fund may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality as the securities described above as determined by the Adviser. These investments generally will be limited to securities issued by foreign companies with at least three years of operations in developed countries or by foreign governments. Investments in foreign securities present certain risks not ordinarily found in investments in securities of United States issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. Generally, a significant factor affecting the performance of the Fund's investments in foreign securities is the fluctuation in the relative values of the currencies in which such securities are denominated. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries and accordingly, their securities markets may be less liquid than those in the United States. Because there is usually less supervision and governmental regulation of exchanges and brokers and dealers in many foreign countries than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  In connection with the investment objectives and policies described above, the Fund may, but is not required to, utilize various other investment strategies as described below to earn income, facilitate portfolio management and mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Although the Adviser believes that these investment practices may further the Fund's investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and broker-dealers under which the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered collateralized loans by the Fund, and the difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments. Repurchase agreements that mature in more than seven days are treated as illiquid securities and are subject to Fund's limitation on "illiquid" securities.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  SECURITIES LENDING. The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities to a maximum of 25% of the net assets of the Fund, provided that the borrower at all times maintains cash or liquid securities or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administration and custodial fees in connection with a loan.


  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated illiquid securities for purposes of the Fund's limitations on illiquid securities.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

  PORTFOLIO TURNOVER. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate for the Fund's portfolio will generally be less than 200%, and may be significantly less in a period of stable or rising interest rates. If the turnover rate for the Fund reaches or exceeds this percentage, the Fund may have higher brokerage costs and may have higher short-term capital gains that if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes are appropriate. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

  TEMPORARY DEFENSIVE POSITIONS. When the Adviser determines that market conditions warrant and deems it to be in the best interest of the Fund, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in
(i) cash, (ii) U.S. Government securities and (iii) money market instruments. When maintaining such a temporary defensive position, the Fund's yield may be lower and, therefore, it may be more difficult to achieve the Fund's primary investment objective of high current income.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.


  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor or with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commissions are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.


--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------


  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The address of the Adviser is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily net assets of the Fund as indicated below. This fee is higher than that paid by most mutual funds.

                  AVERAGE DAILY NET ASSETS                      PERCENTAGE PER ANNUM
                  ------------------------                      --------------------
First $500 million..........................................        0.75 of 1.00%
Over $500 million...........................................        0.65 of 1.00%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen), the charges and expenses of independent accountants, legal counsel, transfer agent (Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.



  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc.



  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. Robert J. Hickey, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since March 1998. Mr. Hickey joined the Adviser in 1989 and became Assistant Vice President of the Adviser in January 1993. Mr. Hickey has been a Vice President of the Adviser and Van Kampen Asset Management Inc. since June 1995.

--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Share accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.


  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."


  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer or financial intermediary or directly with the Distributor plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.


  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediary for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE


                                                                                                DEALER
                                                                                              CONCESSION
                                                                                               OR AGENCY
                                                                    TOTAL SALES CHARGE        COMMISSION
                                                                --------------------------    -----------
                                                                PERCENTAGE     PERCENTAGE     PERCENTAGE
                    SIZE OF TRANSACTION                         OF OFFERING      OF NET       OF OFFERING
                     AT OFFERING PRICE                             PRICE       ASSET VALUE       PRICE
---------------------------------------------------------------------------------------------------------
Less than $100,000..........................................       4.75%          4.99%          4.25%
$100,000 but less than $250,000.............................       3.75           3.90           3.25
$250,000 but less than $500,000.............................       2.75           2.83           2.25
$500,000 but less than $1,000,000...........................       2.00           2.04           1.75
$1,000,000 or more*.........................................       *              *              *
---------------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen Asset Management Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund complexes through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the fund with proceeds from distributions from such plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with Investor Services, the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The broker, dealers or financial intermediaries will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to a CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).


  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. A commission or transaction fee will generally be paid by the Distributor at the time of purchase out of the Distributor's own assets (and not out of the Fund's assets) to brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation does not change the price an investor pays for CDSC Shares or the amount that the Fund receives from such sale. Brokers, dealers and financial intermediaries also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares generally annually commencing in the second year after purchase.


  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                             CONTINGENT DEFERRED SALES CHARGE
                                                                    AS A PERCENTAGE OF
                    YEAR SINCE PURCHASE                      DOLLAR AMOUNT SUBJECT TO CHARGE
                    -------------------                      --------------------------------
    First...................................................              4.00%
    Second..................................................              3.75%
    Third...................................................              3.50%
    Fourth..................................................              2.50%
    Fifth...................................................              1.50%
    Sixth...................................................              1.00%
    Seventh and after.......................................              0.00%


  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."


  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or when there is not sufficient trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Fixed income securities are valued by using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees of the Trust, of which the Fund is a series. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Other assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.


  INVESTMENT ACCOUNT. Van Kampen Investor Services Inc. ("Investor Services"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans.

Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus for such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser under normal circumstances, not to approve such requests.



  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, such Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.


  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of the Participating Funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption is a taxable event.



  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.



  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."


  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.



  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.



  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.



  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.



  In cases of death or disability, the CDSC on Class B Shares and Class C Shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of the Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1998, there were $2,567,535 and $22,643 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.77% and 0.19% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.



  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare distributions on a daily basis and to pay such distributions from net investment income, net recognized short-term capital gains and principal attributable to the respective classes on a monthly basis. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. The monthly distribution is composed of all or a portion of investment income earned by the Fund, all or a portion of net short-term capital gains recognized by the Fund on transactions in securities and in futures and options, in each case, less the expenses attributable to the respective class, and principal. A distribution from principal made by the Fund will result in a decrease in the Fund's net assets equal to the amount of such principal distribution. Long-term capital gains distributions consist of the Fund's recognized long-term gain on transactions in securities and futures and options, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payments for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.



  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. After Investor Services receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.



  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value per share, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. See "Shareholder Services -- Reinvestment Plan."

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------


  The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.


  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Distributions by the Fund generally will not be eligible for the dividends received deduction for corporations.


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. See the discussion below for a summary of the tax rates applicable to capital gains. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.


  The maximum tax rate the maximum applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year.



  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving the cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  Income from certain foreign securities may be subject to foreign income, withholding or other withholding taxes. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such foreign taxes.



  In order to avoid a 4% excise tax the Fund will be required to distribute by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31st of such year), together with any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.



  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year will be treated as having been distributed by the Fund (and received by the shareholders) on December 31st of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required in certain circumstances to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local, and foreign tax laws and any proposed tax law changes.
--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30-day period. Yield is computed by first dividing the Fund's net investment income per share earned during such a 30-day period by the Fund's maximum offering price per share on the last day of such period. The Fund's net investment income per share is determined by taking the interest earned by the Fund during the period, subtracting the expenses accrued for the period (net of any reimbursements), and dividing the result by the product of
(a) the average daily number of Fund shares outstanding during the period that were entitled to receive dividends and (b) the Fund's maximum offering price per share on the last day of the period. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period.

  The Fund calculates average compounded total return by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in the Fund (less the maximum sales charge) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  From time to time, the Fund may include in its supplemental sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the ending maximum public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from options and futures transactions engaged in by the Fund. In addition, the Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in the Fund at a given date, deducting the maximum front-end sales charge of 4.75% for Class A Shares, determining the value of all subsequent reinvested dividends, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  Further information about the Fund's performance is contained in the Fund's Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).
--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


  The Fund is a series of the Van Kampen Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be added from time to time in accordance with the provisions of the Fund's Declaration of Trust.

  Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS

STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of payment--capacity and willingness of the obligor to meet its financing commitment on an obligation in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA         Debt rated "AAA" has the highest rating assigned by S&P.
            Capacity to pay interest and repay principal is extremely strong.
AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.
BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


SPECULATIVE GRADE

BB          Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as
B           having significantly speculative characteristics with
CCC         respect to capacity to pay interest and repay principal.
CC          "BB" indicates the least degree of speculation and "C" the
C           highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB          Debt rated "BB" is less vulnerable to default than other
            speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B           Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal
            repayments. Adverse business, financial, or economic
            conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is
            also used for debt subordinated to senior debt that is
            assigned an actual or implied "BB" or "BB-" rating.
CCC         Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the
            capacity to pay interest and repay principal. The "CCC"
            rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-"
            rating.
CC          Debt rated "CC" is currently highly vulnerable to
            nonpayment. The rating "CC" is also used for debt
            subordinated to senior debt that is assigned an actual or
            implied "CCC" debt rating.
C           The "C" rating may be used to cover a situation where a
            bankruptcy petition has been filed, but debt service
            payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an
            actual or implied "CCC-" debt rating.
D           Debt rated "D" is in payment default. The "D" rating
            category is used when interest payments or principal
            payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D"
            rating also will be used upon the filing of a bankruptcy
            petition if debt service payments are jeopardized.
            PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show
            relative standing within the major rating categories.
NR          Not rated.
R           This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
            obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities;
            and obligations with unusually risky or interest terms, such as inverse floaters.
            DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND
            ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
            BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


2. COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:


A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having significant speculative characteristics.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
            A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

    SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA         This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong
            capacity to pay the preferred stock obligations.
AA          A preferred stock issue rated 'AA' also qualifies as a
            high-quality, fixed income security. The capacity to pay
            preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.
A           An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
            susceptible to the adverse effects of changes in
            circumstances and economic conditions.
BBB         An issue rated "BBB" is regarded as backed by an adequate
            capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
            economic conditions or changing circumstances are more
            likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A"
            category.
BB          Preferred stock rated "BB", "B" and "CCC" are regarded, on
B           balance, as predominantly speculative with respect to the
CCC         issuer's capacity to pay preferred stock obligations. "BB"
            indicates the lowest degree of speculation and "CCC" the
            highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
            uncertainties or major risk exposures to adverse conditions.
CC          The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
C           A preferred stock rated "C" is a nonpaying issue.
D           A preferred stock rated "D" is a nonpaying issue with the
            issuer in default on debt instruments.
NR          This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.
            PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer, and obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reasons may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    --Leading market positions in well-established industries.

    --High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment or senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "AA" through "B" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL

YOUR BROKER OR (800) 341-2911.


DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.

VAN KAMPEN HIGH YIELD FUND

One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser


VAN KAMPEN INVESTMENT

  ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor


VAN KAMPEN FUNDS INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent


VAN KAMPEN INVESTOR


  SERVICES INC.

P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen High Yield Fund


Custodian

STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen High Yield Fund


Legal Counsel

SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                                HIGH YIELD FUND
--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                OCTOBER 28, 1998


                             [VAN KAMPEN FUNDS LOGO]

                                                                  HYF PRO  10/98

--------------------------------------------------------------------------------

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

--------------------------------------------------------------------------------


     Van Kampen Short-Term Global Income Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.



     The Fund seeks to achieve its investment objective by investing primarily in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years. The portfolio consists of at least 80% of its net assets in investment grade debt securities issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities, or subdivisions, investment grade debt securities issued by corporations, investment grade certificates of deposit or bankers acceptances issued or guaranteed by large U.S. or foreign banks, investment grade commercial paper and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest up to 20% of its net assets in lower-grade debt securities which are below investment grade. Investment in lower-grade securities, which securities are commonly referred to as "junk bonds," involve special risks as compared to investments in higher grade securities. See "Investment Objectives and Policies -- Special Risk Considerations Regarding Lower Grade Debt Securities." Investments in securities denominated in currencies other than the U.S. dollar involve foreign currency exchange risks. The Fund may engage in strategic transactions to seek to reduce or eliminate such risks.


     The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. The net asset value will fluctuate depending on market conditions and other factors. There is no assurance that the Fund will achieve its investment objective.


     The Fund is a separate series of the Van Kampen Trust (the "Trust"). The Fund's investment adviser is Van Kampen Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 341-2911.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     A Statement of Additional Information, dated October 28, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 341-2911 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


                             VAN KAMPEN FUNDS LOGO


                   THIS PROSPECTUS IS DATED OCTOBER 28, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      7
The Fund....................................................      9
Investment Objective and Policies...........................      9
Investment Practices........................................     15
Investment Advisory Services................................     19
Alternative Sales Arrangements..............................     20
Purchase of Shares..........................................     21
Shareholder Services........................................     27
Redemption of Shares........................................     30
Distribution and Service Plans..............................     32
Distributions from the Fund.................................     33
Tax Status..................................................     34
Fund Performance............................................     36
Description of Shares of the Fund...........................     37
Additional Information......................................     38



  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE FUND. Van Kampen Short-Term Global Income Fund (the "Fund") is a separate, non-diversified series of the Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years. In normal market conditions, at least 65% of the Fund's total assets will be invested in obligations of or issued by issuers located in at least three different countries, one of which may be the United States. In normal market conditions, the Fund invests at least 80% of its total net assets in investment grade debt securities. The Fund may also invest up to 20% of its net assets in lower-grade debt securities which are below investment grade. Investment in lower-grade securities, which securities are commonly referred to as "junk bonds", involve special risks as compared to investments in higher grade securities. See "Investment Objectives and Policies -- Special Risk Considerations Regarding Lower Grade Debt Securities." The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Investment grade debt securities and securities with shorter duration generally have lower yields than debt securities of lower quality and with longer maturities. See "Investment Objective and Policies" and "Investment Practices."


INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."


REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value per share less a deferred sales charge, which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."



INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Distributions from net investment income will be declared daily and paid monthly; net realized capital gains, if any, will be distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

RISK FACTORS AND SPECIAL CONSIDERATIONS. As a global fund, the Fund may invest in United States and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Fund's portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of the Fund's assets as denominated in U.S. dollars and the Fund's dollar denominated yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in such countries. There may be less publicly available information about a foreign financial instrument than about an United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distribution by the Fund to its shareholders. For any taxable year that more than 50% of the Fund's total assets at the close of such year consist of stock or securities of foreign corporations and that the Fund otherwise qualifies for and makes an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders and (subject to certain limitations) shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions of these amounts from their United States taxable income, if any. See "Tax Status." Most foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund incurs costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The Fund may invest up to 20% of its net assets in lower grade debt securities, including securities of foreign issuers and securities rated in the lowest rating categories. Investment in medium or lower grade securities, which securities are commonly referred to as "junk bonds" involve special risks as compared to investments in higher grade securities. See "Investment Objectives and Policies -- Special Risk Considerations Regarding Lower Grade Debt Securities."

  The net asset value of the Fund's shares will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

  The Fund intends to engage in strategic transactions with respect to all or a portion of its portfolio investments through transactions in forward currency contracts, options on foreign currencies, foreign currency swap contracts, financial futures contracts and options on such financial futures contracts and through the use of "cross hedges." Successful investments in such transactions are subject to the Adviser's ability to predict correctly movements in the relevant markets. Certain investments in such transactions may be illiquid.

  The Fund may invest in commercial paper and certificates of deposit which are indexed to certain specific foreign currency exchange rates. The terms of such commercial paper or certificates of deposit provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Such commercial paper and certificates of deposit entail the risk of loss of principal.

  The Fund may invest in certain types of income securities that involve special risks; such securities include mortgage-backed and asset-backed securities, stripped income securities, floating and variable rate income securities, Brady Bonds, and structured investments. See "Investment Objectives and Policies."

  The Fund is a "non-diversified" investment company, which means the Fund may, subject to the requirements for qualification as a regulated investment company for United States federal income tax purposes, invest more than 5% of the value of its total assets in the securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, in certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

  The foregoing is qualified in its entirety by reference to the more detailed information
                    appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A     CLASS B        CLASS C
                                                              SHARES       SHARES         SHARES
                                                              -------     -------        -------
Maximum sales charge imposed on purchases (as a percentage
  of the offering price)....................................  3.25%(1)      None           None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the offering price).........................  None        None(3)        None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........  None(2)       Year           Year
                                                                          1--3.00%       1--1.00%
                                                                            Year       After--None
                                                                          2--2.00%
                                                                            Year
                                                                          3--1.00%
                                                                        After--None
Redemption fees (as a percentage of amount redeemed)........  None          None           None
Exchange fees...............................................  None          None           None

--------------------------------------------------------------------------------
(1) Reduced on investments of $25,000 or more. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class A Share Purchases of $1 Million or More."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES AND EXAMPLE

--------------------------------------------------------------------------------


                                                              CLASS A      CLASS B      CLASS C
                                                              SHARES       SHARES       SHARES
                                                              -------      -------      -------
Management Fees (as a percentage of average daily net
  assets)...................................................   0.55%        0.55%        0.55%
12b-1 Fees(1) (as a percentage of average daily net
  assets)...................................................   0.25%        1.00%(3)     1.00%(3)
Other Expenses (after expense reimbursement) (as a
  percentage of average daily net assets)(2)................   0.59%        0.61%        0.61%
Total Expenses (after expense reimbursement) (as a
  percentage of average daily net assets)(2)................   1.39%        2.16%        2.16%


--------------------------------------------------------------------------------

(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."



(2) Absent the Adviser's waiver or reimbursement of certain expenses of the Fund, "Other Expenses" would have been 0.61%, 0.63% and 0.62% for Class A Shares, Class B Shares and Class C Shares, respectively, and "Total Expenses" would have been 1.41%, 2.18% and 2.17% for Class A Shares, Class B Shares and Class C Shares, respectively.



(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.



EXAMPLE:



                                                              ONE     THREE    FIVE      TEN
                                                              YEAR    YEARS    YEARS    YEARS
                                                              ----    -----    -----    -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 1.39% for Class
  A Shares, 2.16% for Class B Shares and 2.16% for Class C
  Shares, (ii) a 5.00% annual return and (iii) redemption at the end of each period:
     Class A Shares.........................................  $46      $75     $106     $194
     Class B Shares.........................................   52       78      116      212*
     Class C Shares.........................................   32       68      116      249
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each
  period:
     Class A Shares.........................................  $46      $75     $106     $194
     Class B Shares.........................................   22       68      116      212*
     Class C Shares.........................................   22       68      116      249


--------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Fees currently waived or expenses reimbursed may not continue; accordingly, future expenses as projected may increase. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (for one share outstanding throughout the periods indicated)

--------------------------------------------------------------------------------
The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.


                                                                             CLASS A SHARES
                                       ------------------------------------------------------------------------------------------
                                                                                                             SEPTEMBER 28, 1990
                                                              YEAR ENDED JUNE 30                              (COMMENCEMENT OF
                                       -----------------------------------------------------------------   INVESTMENT OPERATIONS)
                                        1998      1997      1996     1995      1994      1993      1992       TO JUNE 30, 1991
                                        ----      ----      ----     ----      ----      ----      ----    ----------------------
Net Asset Value, Beginning of
  Period.............................  $ 7.55    $ 7.62    $ 7.56   $  8.15   $  9.11   $  9.65   $ 9.49           $ 9.70
  Net Investment Income..............    0.39      0.42      0.49      0.50      0.59      0.71     0.69             0.62
  Net Realized and Unrealized
    Gain/Loss........................   (0.13)     0.03      0.16     (0.45)    (0.89)    (0.46)    0.34            (0.15)
                                       ------    ------    ------   -------   -------   -------   ------           ------
Total from Investment Operations.....    0.26      0.45      0.65      0.05     (0.30)     0.25     1.03             0.47
                                       ------    ------    ------   -------   -------   -------   ------           ------
Less:
  Distributions from and in Excess of
    Net Investment Income............    0.42      0.51       -0-      0.37      0.35      0.79     0.87             0.68
  Return of Capital Distribution.....    0.04      0.01      0.59      0.27      0.31       -0-      -0-              -0-
                                       ------    ------    ------   -------   -------   -------   ------           ------
Total Distributions..................    0.46      0.52      0.59      0.64      0.66      0.79     0.87             0.68
                                       ------    ------    ------   -------   -------   -------   ------           ------
Net Asset Value, End of Period.......  $ 7.35    $ 7.55    $ 7.62   $  7.56   $  8.15   $  9.11   $ 9.65           $ 9.49
                                       ======    ======    ======   =======   =======   =======   ======           ======
Total Return(*)(a)...................   3.46%     6.09%     8.81%      .69%    (3.61%)    2.86%   11.35%            4.97%(**)
Net Assets at End of Period (In
  millions)..........................  $ 45.7    $ 39.5    $ 50.1   $  72.5   $ 147.7   $ 205.9   $205.1           $ 85.4
Ratio of Expenses to Average Net
  Assets(*)(b).......................   1.39%     1.33%     1.31%     1.14%     1.13%     1.14%    1.32%            1.57%
Ratio of Net Investment Income to
  Average Net Assets(*)..............   5.40%     5.37%     6.54%     7.20%     6.64%     7.87%    8.12%            7.20%
Portfolio Turnover...................    175%      378%      225%      204%      259%      141%      65%              78%
----------------
 * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(b).........................   1.41%     1.36%     1.34%       N/A       N/A       N/A      N/A              N/A
  Ratio of Net Investment Income to
   Average Net Assets................   5.38%     5.34%     6.51%       N/A       N/A       N/A      N/A              N/A


** Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.
  N/A -- Not Applicable

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--continued (for one share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                                          CLASS B SHARES
                                            --------------------------------------------------------------------------
                                                                                                       JULY 22, 1991
                                                              YEAR ENDED JUNE 30                       (COMMENCEMENT
                                            ------------------------------------------------------   OF DISTRIBUTIONS)
                                            1998(A)   1997(A)    1996     1995     1994      1993    TO JUNE 30, 1992
                                            -------   -------    ----     ----     ----      ----    -----------------
Net Asset Value, Beginning of Period......  $ 7.55    $ 7.62    $ 7.56   $ 8.15   $  9.10   $ 9.65        $  9.43
 Net Investment Income....................    0.36      0.35      0.39     0.41      0.54     0.67           0.78
 Net Realized and Unrealized Gain/Loss....   (0.16)     0.04      0.20    (0.42)    (0.90)   (0.49)          0.19
                                            ------    ------    ------   ------   -------   ------        -------
Total from Investment Operations..........    0.20      0.39      0.59    (0.01)    (0.36)    0.18           0.97
                                            ------    ------    ------   ------   -------   ------        -------
Less:
 Distributions from and in Excess of Net
   Investment Income......................    0.37      0.45       -0-     0.34      0.32     0.73           0.75
 Return of Capital Distribution...........    0.03      0.01      0.53     0.24      0.27      -0-            -0-
                                            ------    ------    ------   ------   -------   ------        -------
Total Distributions.......................    0.40      0.46      0.53     0.58      0.59     0.73           0.75
                                            ------    ------    ------   ------   -------   ------        -------
Net Asset Value, End of Period............  $ 7.35    $ 7.55    $ 7.62   $ 7.56   $  8.15   $ 9.10        $  9.65
                                            ======    ======    ======   ======   =======   ======        =======
Total Return*(b)..........................   2.67%     5.29%     8.02%    (.14%)   (4.22%)   2.02%         10.47%**
Net Assets at End of Period (In
 millions)................................  $ 19.6    $ 52.1    $ 81.1   $127.9   $ 271.8   $393.1        $ 241.7
Ratio of Expenses to Average Net
 Assets*(c)...............................   2.16%     2.09%     2.09%    1.96%     1.85%    1.85%          2.08%
Ratio of Net Investment Income to Average
 Net Assets*..............................   4.48%     4.62%     5.79%    6.42%     5.91%    7.20%          8.62%
Portfolio Turnover........................    175%      378%      225%     204%      259%     141%            65%
----------------
 * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(c)..............................   2.18%     2.12%     2.12%      N/A       N/A      N/A            N/A
  Ratio of Net Investment Income to
   Average Net Assets.....................   4.46%     4.59%     5.76%      N/A       N/A      N/A            N/A

                                                                CLASS C SHARES
                                            -------------------------------------------------------
                                                                                   AUGUST 13, 1993
                                                    YEAR ENDED JUNE 30              (COMMENCEMENT
                                            -----------------------------------   OF DISTRIBUTIONS)
                                            1998(A)   1997(A)    1996     1995    TO JUNE 30, 1994
                                            -------   -------    ----     ----    -----------------
Net Asset Value, Beginning of Period......  $ 7.55    $ 7.62    $ 7.56   $ 8.16        $  9.24
 Net Investment Income....................    0.34      0.35      0.45     0.50           0.49
 Net Realized and Unrealized Gain/Loss....   (0.14)     0.04      0.14    (0.52)         (1.05)
                                            ------    ------    ------   ------        -------
Total from Investment Operations..........    0.20      0.39      0.59    (0.02)         (0.56)
                                            ------    ------    ------   ------        -------
Less:
 Distributions from and in Excess of Net
   Investment Income......................    0.37      0.45       -0-     0.34           0.27
 Return of Capital Distribution...........    0.03      0.01      0.53     0.24           0.25
                                            ------    ------    ------   ------        -------
Total Distributions.......................    0.40      0.46      0.53     0.58           0.52
                                            ------    ------    ------   ------        -------
Net Asset Value, End of Period............  $ 7.35    $ 7.55    $ 7.62   $ 7.56        $  8.16
                                            ======    ======    ======   ======        =======
Total Return*(b)..........................   2.67%     5.29%     8.03%    (.27%)        (6.32%)**
Net Assets at End of Period (In
 millions)................................  $   .3    $   .2    $   .2   $   .2        $    .2
Ratio of Expenses to Average Net
 Assets*(c)...............................   2.16%     2.09%     2.07%    1.96%          1.84%
Ratio of Net Investment Income to Average
 Net Assets*..............................   4.67%     4.63%     5.72%    6.30%          5.83%
Portfolio Turnover........................    175%      378%      225%     204%           259%
----------------
 * If certain expenses had not been assume
   have been as follows:
  Ratio of Expenses to Average Net
   Assets(c)..............................   2.17%     2.12%     2.09%      N/A            N/A
  Ratio of Net Investment Income to
   Average Net Assets.....................   4.65%     4.60%     5.69%      N/A            N/A


** Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.
  N/A -- Not Applicable
                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------


  Van Kampen Short-Term Global Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



  Van Kampen Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. The Fund's investment objective is fundamental and, as such, cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding shares. The Fund seeks to achieve its investment objective by investing in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years.


  The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Investment grade debt securities and securities with shorter duration generally have lower yields than debt securities of lower quality and with longer maturities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.



  The Fund invests in debt securities denominated in multi-national currency units and in the currencies of countries whose governments are considered stable by the Adviser and whose currency is convertible into U.S. dollars. Such currencies currently include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit ("ECU"), French Franc, German Mark, Italian Lira, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. As noted below, the Fund may also invest a portion of its assets in debt securities denominated in currencies of emerging market countries.


  The Fund seeks to minimize credit risk by investing at least 80% of its net assets in investment grade debt securities. Accordingly, the Fund will invest at least 80% of its net assets in: (i) obligations issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities or subdivisions and that are rated, at the time of investment, at least BBB by Standard & Poor's Ratings Group ("S&P") or at least Baa by Moody's Investors Service, Inc. ("Moody's") or similarly rated by another nationally recognized statistical rating organization ("NRSRO") as determined by the Adviser subject to the review of the Board of Trustees ("Investment Grade Ratings") or, if unrated, determined by the Adviser to be of comparable quality; (ii) corporate debt securities having at least one Investment Grade Rating, at the time of investment, or if unrated, determined by the Adviser to be of comparable quality; (iii) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of investment grade; (iv) commercial paper rated, at the time of investment, A-3 by S&P, Prime-3 by Moody's or similarly rated by another NRSRO as determined by the Adviser subject to the review of the Board of Trustees or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated at least BBB or Baa by S&P or Moody's, respectively, or similarly rated by another NRSRO, or determined by the Adviser to be of comparable quality; and (v) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well. For a description of S&P's and Moody's ratings see the Statement of Additional Information.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other NRSRO) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSRO.

  In pursuing its investment objective, the Fund seeks to minimize fluctuations in net asset value as a result of changes in market rates of interest by investing only in shorter-term debt securities. The Fund seeks to maintain a dollar-weighted average portfolio duration of not more than three years. Duration is a measure of the expected life of a debt security on a present value basis expressed in years that incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a function of the length of the time interval between the present and the time when each payment of interest and principal is scheduled to be received (or in the case of a callable bond, expected to be received), weighing such payments by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest, the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield to maturity of a debt security, the shorter its duration. With respect to certain securities, there are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


  The net asset value of the Fund's shares will change as the general level of interest rates fluctuates. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, shorter-term securities generally are less sensitive to changes in value as a result of fluctuations in market rates of interest than are longer-term securities, and it is expected that the net asset value of the Fund's shares will fluctuate as a result of changes in market rates of interest less than that of a longer-term global bond fund. The Fund's net asset value may fluctuate as a result of changes in foreign exchange rates, independent of fluctuations in market rates of interest although as described herein the Fund may engage in foreign currency hedging transactions to seek to minimize such fluctuations. The Adviser actively manages the Fund's portfolio, allocating portfolio assets among various types of U.S. and foreign debt securities and adjusting the Fund's exposure to each currency based on the Adviser's perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining to increase or decrease the emphasis placed upon a particular industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency other than the U.S. dollar.


  From time to time the returns available on short-term debt instruments denominated in the currencies of certain foreign countries may be more attractive than the corresponding returns available on U.S. dollar denominated short-term debt instruments. However, the attractive returns which may from time to time be available from certain short-term foreign currency denominated debt instruments can be adversely affected by changes in currency exchange rates. The Fund may receive a large portion of any income and gains in currencies other than U.S. dollars, although the Fund will make distributions in U.S. dollars. A reduction in the value of such foreign currencies relative to the value of the U.S. dollar would adversely affect the dollar value of the net assets (including accrued income and unrealized appreciation or depreciation of investments) of the Fund. In addition, the Fund intends to engage in hedging and risk management transactions in instruments such as forward currency contracts, options on foreign currencies, foreign currency swap agreements, financial futures contracts and options thereon. There can, however, be no assurance that the Fund will not be adversely affected by fluctuations in currency exchange rates and such hedging and risk management transactions entail risks. See "Investment Practices."


  The Fund may invest without limitation in commercial paper and certificates of deposit which are indexed to certain specific foreign currency exchange rates. The terms of such commercial paper or certificates of deposit provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. The Fund will purchase such commercial paper or certificates of deposit with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will vary in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper and certificates of deposit entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper and certificates of deposit for hedging purposes only, not for speculation. The Fund currently maintains a segregated account with respect to its investments in this type of commercial paper and certificates of deposit containing cash or liquid securities having a value equal to the aggregate principal amount of outstanding commercial paper and certificates of deposit of this type.

  The Fund may invest in debt securities issued by supranational organizations such as the World Bank, which was chartered to finance development projects in developing member countries, and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Supranational entities do not have taxing authority and are therefore dependent on their members' support in order to meet interest and principal payments.

  The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Fund's Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, often issue ECU-denominated obligations.

  As a global fund, the Fund may invest in United States and foreign securities. It is a policy of the Fund that, in normal circumstances, the Fund's assets will be invested in obligations of or issued by issuers located in at least three different countries, one of which may be the United States. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. For any taxable year that more than 50% of the Fund's total assets at the close of such year consist of stock or securities in foreign corporations and that the Fund otherwise qualifies for and makes an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders and (subject to certain limitations) shareholders would be entitled to credit their portion of these amounts against their United States federal income tax due, if any, or to deduct their portions of these amounts from their United States taxable income, if any. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may include either direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes or bonds) or securities issued or guaranteed by agencies or instrumentalities of the U.S. government (such as Federal Home Loan Bank securities and Federal National Mortgage Association securities). Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government and others are backed only by the rights of the issuer to borrow from the U.S. Treasury.


  The Fund has a policy which states that it may not purchase any security which is restricted as to disposition under federal securities laws or by contract or which is not readily marketable or is illiquid, if immediately after such purchase more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. The following are presently subject to such policy:
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) certain options purchased by the Fund over-the-counter on securities other than U.S. government securities and the cover for options written by the Fund over the counter, and (c) repurchase agreements not terminable within seven days. See "Investment Practices."


  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Tax Status." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year (i) at least 50% of the market value of the Fund's total assets will be invested in cash, cash items, U.S. government securities and other securities that are, for purposes of this requirement, limited in respect of a single issuer to an amount not greater in market value than 5% of the market value of its total assets and to not more than 10% of the outstanding voting securities of a single issuer and (ii) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

  The Fund may invest up to 20% of its net total assets in lower grade debt securities. Lower grade debt securities are securities rated BB or below by S&P, Ba or below by Moody's, comparably rated by any other NRSRO or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated. Lower grade debt securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower grade debt securities involve a greater degree of credit risk than investment grade debt securities. There is no minimum rating or comparable quality standard imposed on the Fund's investments and the Fund may purchase debt securities that are rated D and that are in default in the payment of interest or repayment of principal. In S&P's view, the D rating category is used when interest payments or principal payments are not made on the date due even if an applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  The Fund may invest in certain types of income securities that involve special risks including, but not limited to, each of the following:

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued by the U.S. government or its agencies or by private entities. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal prepayments are made more frequently, usually monthly, and principal may be prepaid at any time. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-baked securities have structural characteristics similar to mortgage-backed securities, but have underlying assets such as automobile and credit card receivables and home equity loans. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  STRIPPED INCOME SECURITIES. Stripped income securities are derivative obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The Fund may invest in derivative floating and variable rate securities such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Brady Bonds have been issued only since 1989, and accordingly do not have a long payment history. In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

  STRUCTURED INVESTMENTS. The fund may invest a portion of its assets in interests in entities organized and operated for the purpose of restructuring the investment characteristics of other income securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

  DOMESTIC LOWER GRADE INCOME SECURITIES. Domestic lower grade income securities are income securities of domestic issuers rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities are issued primarily by domestic corporations. Investment in lower grade income securities involves certain risks. See "Special Risk Considerations Regarding Lower Grade Debt Securities."

  FOREIGN LOWER GRADE INCOME SECURITIES. Foreign lower grade income securities are income securities issued by non-domestic issuers and rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to income securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries and corporations or other business entities. Investments in this sector may include interests or assignments in nonperforming or restructured income securities. Issuers of foreign lower grade income securities frequently will be located in emerging market countries, including countries in Latin America, Eastern Europe, Africa and much of Asia. Investment in emerging market countries involves significant risks. See "Special Risk Considerations Regarding Lower Grade Debt Securities."

  SPECIAL RISK CONSIDERATIONS REGARDING LOWER GRADE DEBT SECURITIES. Up to 20% of the Fund's assets may be invested in lower grade securities, commonly referred to as "junk bonds." Debt securities rated BB or below by S&P or below Ba by Moody's are deemed by S&P and Moody's to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade debt securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest or that have filed for bankruptcy protection. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See the Statement of Additional Information for a more complete description of S&P and Moody ratings. Lower grade debt securities are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade debt securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Lower grade debt securities are generally unsecured and are often subordinated to other debt securities or the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade debt securities, may have limited legal recourse in the event of a default. Lower grade debt securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to its maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund.


  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  In connection with the investment objectives and policies described above, the Fund may, but is not required to, utilize various other investment strategies as described below to earn income, facilitate portfolio management and mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Although the Adviser believes that these investment practices may further the Fund's investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  The Fund may engage in currency transactions in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with persons rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser. The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To attempt to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling to be linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  Currency transactions are subject to some risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may sell such securities only at prices lower than if such securities were liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to

Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as illiquid securities by the Fund for purposes of the investment limitation set forth above.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage.


  LENDING OF PORTFOLIO HOLDINGS. The Fund has a fundamental policy which states that the Fund may not make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements. Consistent therewith, the Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and are required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on three days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and broker-dealers under which the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. Under the 1940 Act, repurchase agreements may be considered collateralized loans by the Fund, and the difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments, and may invest in repurchase agreements of duration of seven days or less without limitation. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid securities and are subject to the Fund's limitation on "illiquid" securities.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  OTHER PRACTICES. The Fund has a fundamental policy which states that it may not borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this policy, the Fund may enter into when issued and delayed delivery transactions as described in this Prospectus.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. See "Investment Policies and Restrictions" in the Statement of Additional Information.


  PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issuers of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual portfolio turnover in the Fund may be in excess of 200%. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."


  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The U.S. securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.


--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------


  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.



  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate of 0.55% applied to the average daily net assets of the Fund.



  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen), the charges and expenses of independent accountants, legal counsel, transfer agent (Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.



  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc.



  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Thomas J. Slefinger, First Vice President of the Adviser, has been primarily responsible for the day to day management of the Fund's portfolio since the Fund's commencement of investment operations. Mr. Slefinger has been employed by the Adviser since July 1989.

--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.


  The Fund offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Share accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."


  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.


  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES


  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.


SALES CHARGE TABLE


                                                                                            DEALER
                                                                                          CONCESSION
                                                                                           OR AGENCY
                                                                 TOTAL SALES CHARGE       COMMISSION
                                                              -------------------------   -----------
                                                              PERCENTAGE    PERCENTAGE    PERCENTAGE
                    SIZE OF TRANSACTION                       OF OFFERING     OF NET      OF OFFERING
                     AT OFFERING PRICE                           PRICE      ASSET VALUE      PRICE
-----------------------------------------------------------------------------------------------------
Less than $25,000...........................................     3.25%         3.36%         3.00%
$25,000 but less than $250,000..............................     2.75          2.83          2.50
$250,000 but less than $500,000.............................     1.75          1.78          1.50
$500,000 but less than $1,000,000...........................     1.50          1.52          1.25
$1,000,000 or more*.........................................     *             *             *


--------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value, with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen Asset Management Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund complexes through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with Investor Services, the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The brokers, dealers or financial intermediaries will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares and Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through an exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.00% (the applicable rate in the second year after purchase).


  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. A commission or transaction fee will generally be paid by the Distributor at the time of purchase out of the Distributor's own assets (and not out of the Fund's assets) to brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 3.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale. Brokers, dealers and financial intermediaries also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares generally annually commencing in the second year after purchase.


  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within three years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                             CONTINGENT DEFERRED SALES CHARGE
                                                                    AS A PERCENTAGE OF
                    YEAR SINCE PURCHASE                      DOLLAR AMOUNT SUBJECT TO CHARGE
                    -------------------                      --------------------------------
    First...................................................              3.00%
    Second..................................................              2.00%
    Third...................................................              1.00%
    Fourth and after........................................              0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan".

  CLASS C SHARES. Class C Shares redeemed within the first 12-months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Securities and other portfolio investments traded in the OTC or interbank market are valued at the last available bid price or yield equivalents obtained from one or more dealers in the OTC or interbank market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last asked price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last asked price as obtained from one or more dealers. Options purchased by the Fund are valued at their last bid price in the case of exchange-traded options or in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Short-term securities with maturities of less than 60 days are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees of the Trust, of which the Fund is a series. Any assets or liabilities expressed in terms of foreign currencies are translated into United States dollars at the prevailing market rates as obtained from one or more dealers.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Trustees.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.


  INVESTMENT ACCOUNT. Van Kampen Investor Services Inc. ("Investor Services"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspensions of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus for such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.


  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone.

If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of the Participating Funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.



  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.



  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."


  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.



  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.



  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.



  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.



  In cases of death or disability, the CDSC on Class B Shares and Class C Shares will be waived where the decedent disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C

Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1998, there were $7,521,612 and $620 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares respectively, representing 19.05% and 0.01% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------


  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare daily and pay monthly distributions of all or a portion of net investment income of the Fund attributable to each class of shares. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.


  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payments for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.



  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. After Investor Services receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.



  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the same class valued at net asset value per share, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. See "Shareholder Services -- Reinvestment Plan."

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------

TAXATION OF THE FUND


  The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies. For purposes of this requirement, the Treasury Department is authorized to issue (but has not yet issued) regulations excluding from qualifying income foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in securities.


  If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.


  In order to avoid a 4% excise tax the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gains net income (the latter of which is computed on the basis of the one-year period ending on October 31st of such year), together with any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gains net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to satisfy the 90% distribution requirement or otherwise failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed as an ordinary corporation on all of its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year the Fund would be required to distribute to shareholders its earnings and profits attributable to non-regulated investment company years (less any interest charge described below) and may be required to pay an interest charge on 50% of such amount. In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  Some of the Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



DISTRIBUTIONS


  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to a shareholder as long-term capital gains regardless of the length of time the shares have been held by such holder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.



  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date.



  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications, or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.


FOREIGN TAXES


  It is expected that a portion of the interest earned by the Fund from non-U.S. issuers and in certain circumstances gains realized by the Fund will be subject to foreign withholding taxes. The tax rate to which such interest and gains will be subject will vary depending on the country or countries having taxing jurisdiction over a particular non-U.S. issuer and may be affected by the existence of an income tax treaty with the United States. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of "foreign corporations," the Fund may elect and currently intends to elect, for United States federal income tax purposes, to treat any foreign taxes paid by the Fund that can be treated as foreign income taxes under United States federal income tax principles as paid by its shareholders. The Fund expects that it will be able to treat some, but not necessarily all, of the foreign taxes it will have to pay as foreign income taxes for United States federal income tax purposes. In addition, the Fund currently intends to treat investments in securities that are issued by, or that are treated under relevant United States federal income tax principles as issued by, foreign governments as not constituting securities of "foreign corporations" for purposes of meeting the 50% test described above. Accordingly, the Fund may not qualify for this election in all of its taxable years. For any year that the Fund so qualifies and makes such an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders (in addition to other taxable dividends received) and (subject to certain limitations) shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their respective pro rata United States taxable income, if any. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. The Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the foreign income taxes paid by the Fund will qualify for "pass-through" treatment for that year and, if so, such notification will designate (i) each shareholder's pro rata portion of the foreign income taxes paid and (ii) the portion of distributions that represents income derived from foreign sources.


  Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's United States tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represent income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities and certain currency gains and losses generally will be treated as derived from United States sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from the Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by the Fund.

SALE OF SHARES


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or share sales.



CAPITAL GAINS RATES



  The maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year.


GENERAL


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30 day period, and is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to such class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of such class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of the Fund's shares. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum initial sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such CDSC with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



  Further information about the Fund's performance is contained in the Fund's Annual Report, Semi-Annual Report, and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).


--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


  The Fund is a series of the Van Kampen Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.


  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as discussed herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL

YOUR BROKER OR (800) 341-2911.


DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.

VAN KAMPEN SHORT-TERM

  GLOBAL INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN INVESTMENT

  ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN FUNDS INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

VAN KAMPEN INVESTOR


SERVICES INC.

P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen Short-Term

     Global Income Fund

Custodian
STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Short-Term

     Global Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                               SHORT-TERM GLOBAL
                                  INCOME FUND

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                OCTOBER 28, 1998


                             VAN KAMPEN FUNDS LOGO

                                                                 STGI PRO  10/98

--------------------------------------------------------------------------------

                        VAN KAMPEN STRATEGIC INCOME FUND

--------------------------------------------------------------------------------


    Van Kampen Strategic Income Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a mutual fund. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a portfolio of income securities selected by Van Kampen Investment Advisory Corp., the Fund's investment adviser (the "Adviser"), from the following market sectors: U.S. government securities; domestic investment grade income securities; domestic lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. The Adviser will allocate the Fund's investments among these market sectors based on its evaluation of the relative investment opportunities and investment risks presented by such sectors from time to time. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities and at least 40% of the Fund's total assets will be invested in U.S. government securities and investment grade rated income securities. The Fund is organized as a separate series of Van Kampen Trust (the "Trust").



    A substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers in emerging market countries and securities rated in the lowest rating category. Investment in lower grade income securities involves significant risks. Lower grade securities commonly are referred to as "junk bonds." The Fund borrows money for investment purposes which will create the opportunity for increased return but also involves special risks. The Fund is allowed to invest in derivative mortgage-backed securities, as described in "Investment Objectives and Policies--Portfolio Securities--Mortgage-Backed and Asset-Backed Securities," without limitation. In addition, the Fund may invest up to 20% of total assets in defaulted bank loans. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies--Special Risk Factors" and "Investment Practices--Use of Leverage."



  This Prospectus sets forth information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 341-2911.


                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 28, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 341-2911 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials at the SEC's internet web site (http: //www.sec.gov).


                            [VAN KAMPEN FUNDS LOGO]


                   THIS PROSPECTUS IS DATED OCTOBER 28, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      4
Annual Fund Operating Expenses and Example..................      5
Financial Highlights........................................      6
The Fund....................................................      8
Investment Objectives and Policies..........................      8
Investment Practices........................................     14
Investment Advisory Services................................     18
Alternative Sales Arrangements..............................     19
Purchase of Shares..........................................     20
Shareholder Services........................................     26
Redemption of Shares........................................     28
Distribution and Service Plans..............................     30
Distributions from the Fund.................................     31
Tax Status..................................................     32
Fund Performance............................................     33
Description of Shares of the Fund...........................     34
Additional Information......................................     34


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE FUND. Van Kampen Strategic Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. There is no assurance the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

INVESTMENT POLICIES. The Fund seeks to achieve its investment objectives by investing primarily in a portfolio of income securities selected by the Fund's investment adviser from the following market sectors: U.S. government securities; domestic investment grade income securities; domestic lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. See "Investment Objectives and Policies" and "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

PURCHASE OR SALE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares." For information on redeeming shares see "Redemption of Shares".


INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.


SPECIAL RISK FACTORS. A substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers in emerging market countries and securities rated in the lowest ratings category. Lower grade income securities commonly are referred to as "junk bonds." Investment in lower grade income securities involves significant risks. The Fund intends to borrow money for investment purposes which will create the opportunity for increased return but also involves special risks. The Fund is also allowed to invest in derivative mortgage-backed securities and defaulted bank loans. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies--Special Risk Factors" and "Investment Practices -- Use of Leverage".

  THE FOREGOING IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED
              INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A       CLASS B            CLASS C
                                                              SHARES        SHARES             SHARES
                                                              -------      -------            -------
Maximum sales charge imposed on purchases (as a percentage
  of the offering price)....................................   4.75%(1)      None               None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the
  offering price)...........................................    None         None(3)            None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........    None(2)    Year 1--4.00%      Year 1--1.00%
                                                                           Year 2--3.75%       After--None
                                                                           Year 3--3.50%
                                                                           Year 4--2.50%
                                                                           Year 5--1.50%
                                                                           Year 6--1.00%
                                                                            After--None
Redemption fees (as a percentage of amount redeemed)........    None         None               None
Exchange fees...............................................    None         None               None

--------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."


(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES AND EXAMPLE

--------------------------------------------------------------------------------


                                                              CLASS A    CLASS B     CLASS C
                                                              SHARES     SHARES      SHARES
                                                              -------    -------     -------
Management Fees (as a percentage of average daily net
  assets)(1)................................................   0.99%      0.99%       0.99%
12b-1 Fees (as a percentage of average daily net
  assets)(2)................................................   0.25%      1.00%(5)    1.00%(5)
Other Expenses:
  Miscellaneous Other Expenses
    (as a percentage of average daily net assets; after
    expense reimbursement)(3)...............................   0.44%      0.45%       0.45%
  Interest Expenses (as a percentage of average daily net
    assets)(4)..............................................   1.69%      1.69%       1.69%
Total Other Expenses (as a percentage of average daily net
  assets;
  after expense reimbursement)(3)(4)........................   2.13%      2.14%       2.14%
Total Expenses (as a percentage of average daily net assets;
  after expense reimbursement)(3)(4)........................   3.37%      4.13%       4.13%


--------------------------------------------------------------------------------

(1) Represents the effective management fee as a percent of average daily net assets. Management fees are based on a percentage of average daily managed assets. For purposes of determining the management fee, "average daily managed assets" means the average daily value of the Fund's aggregate assets, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund.


(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."


(3) Absent the Adviser's waiver or reimbursement of certain expenses of the Fund "Total Other Expenses" would have been 2.23% for Class A Shares, 2.24% for Class B Shares and 2.24% for Class C Shares and the "Total Expenses" would have been 3.47% for Class A Shares, 4.23% for Class B Shares and 4.23% for Class C Shares.


(4) The Fund incurred financing expenses related to borrowings for investment purposes. Borrowings provide the opportunity for increased net income, but may increase the Fund's investment risk. "Total Expenses" without regard to the interest expense would have been 1.68%, 2.44% and 2.44% for each of the Class A Shares, Class B Shares and Class C Shares, respectively. See "Financial Highlights" and "Investment Objectives and Policies -- Special Risk Factors."


(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.


EXAMPLE:


                                                                ONE     THREE    FIVE      TEN
                                                                YEAR    YEARS    YEARS    YEARS
                                                                ----    -----    -----    -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 3.37% for Class
  A Shares, 4.13% for Class B Shares and 4.13% for Class C
  Shares, (ii) 5.00% annual return and (iii) redemption at
  the end of each period:
  Class A Shares............................................    $80     $146     $215     $396
  Class B Shares............................................    $81     $161     $226     $416*
  Class C Shares............................................    $51     $126     $211     $431
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each
  period:
  Class A Shares............................................    $80     $146     $215     $396
  Class B Shares............................................    $41     $126     $211     $416*
  Class C Shares............................................    $41     $126     $211     $431


--------------------------------------------------------------------------------
* Based on conversion to Class A Shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Fees currently waived or expenses reimbursed by the Adviser may not continue; accordingly, future expenses as projected may increase. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.


                                                                         CLASS A SHARES                          CLASS B SHARES
                                                    ---------------------------------------------------------   -----------------
                                                                                                  FROM
                                                                                            DECEMBER 31, 1993
                                                                 YEAR ENDED                   (COMMENCEMENT        YEAR ENDED
                                                                  JUNE 30,                    OF INVESTMENT         JUNE 30,
                                                    -------------------------------------    OPERATIONS) TO     -----------------
                                                     1998      1997      1996      1995       JUNE 30, 1994      1998      1997
                                                     ----      ----      ----      ----     -----------------    ----      ----
Net Asset Value, Beginning of the Period            $12.778   $12.065    11.704   $11.975        $14.300        $12.779   $12.069
                                                    -------   -------   -------   -------        -------        -------   -------
 Net Investment Income                                0.973     1.019     1.013     0.657          0.566          0.878     0.920
 Net Realized and Unrealized Gain/Loss                (.489)    0.714     0.446     0.272         (2.391)         (.491)    0.717
                                                    -------   -------   -------   -------        -------        -------   -------
Total from Investment Operations                      0.484     1.733     1.459     0.929         (1.825)         0.387     1.637
                                                    -------   -------   -------   -------        -------        -------   -------
Less:
 Distributions from and in Excess of Net
   Investment Income                                  0.976     1.020     1.098     0.793          0.500          0.880     0.927
 Return of Capital Distributions                        -0-       -0-       -0-     0.407            -0-            -0-       -0-
                                                    -------   -------   -------   -------        -------        -------   -------
Total Distributions                                   0.976     1.020     1.098     1.200          0.500          0.880     0.927
                                                    -------   -------   -------   -------        -------        -------   -------
Net Asset Value, End of the Period                  $12.286   $12.778   $12.065   $11.704        $11.975        $12.286   $12.779
                                                    =======   =======   =======   =======        =======        =======   =======

                                                               CLASS B SHARES
                                                    -------------------------------------
                                                                              FROM
                                                                        DECEMBER 31, 1993
                                                       YEAR ENDED         (COMMENCEMENT
                                                        JUNE 30,          OF INVESTMENT
                                                    -----------------    OPERATIONS) TO
                                                     1996      1995       JUNE 30, 1994
                                                     ----      ----     -----------------
Net Asset Value, Beginning of the Period            $11.706   $11.968        $14.300
                                                    -------   -------        -------
 Net Investment Income                                0.926     0.585          0.515
 Net Realized and Unrealized Gain/Loss                0.443     0.245         (2.392)
                                                    -------   -------        -------
Total from Investment Operations                      1.369     0.830         (1.877)
                                                    -------   -------        -------
Less:
 Distributions from and in Excess of Net
   Investment Income                                  1.006     0.722          0.455
 Return of Capital Distributions                        -0-     0.370            -0-
                                                    -------   -------        -------
Total Distributions                                   1.006     1.092          0.455
                                                    -------   -------        -------
Net Asset Value, End of the Period                  $12.069   $11.706        $11.968
                                                    =======   =======        =======

                                                                         CLASS C SHARES
                                                    ---------------------------------------------------------
                                                                                                  FROM
                                                                                            DECEMBER 31, 1993
                                                                 YEAR ENDED                   (COMMENCEMENT
                                                                  JUNE 30,                    OF INVESTMENT
                                                    -------------------------------------    OPERATIONS) TO
                                                     1998      1997      1996      1995       JUNE 30, 1994
                                                     ----      ----      ----      ----     -----------------
Net Asset Value, Beginning of the Period            $12.768   $12.059   $11.699   $11.966        $14.300
                                                    -------   -------   -------   -------        -------
 Net Investment Income                                0.876     0.913     0.944     0.598          0.509
 Net Realized and Unrealized Gain/Loss                (.490)    0.723     0.422     0.227         (2.388)
                                                    -------   -------   -------   -------        -------
Total from Investment Operations                      0.386     1.636     1.366     0.825         (1.879)
                                                    -------   -------   -------   -------        -------
Less:
 Distributions from and in Excess of Net
   Investment Income                                  0.880     0.927     1.006     0.722          0.455
 Return of Capital Distributions                        -0-       -0-       -0-     0.370            -0-
                                                    -------   -------   -------   -------        -------
Total Distributions                                   0.880     0.927     1.006     1.092          0.455
                                                    -------   -------   -------   -------        -------
Net Asset Value, End of the Period                  $12.274   $12.768   $12.059   $11.699        $11.966
                                                    =======   =======   =======   =======        =======


                                                   (Continued on following page)


                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

                                                                                   CLASS A SHARES
                                                              ---------------------------------------------------------
                                                                                                            FROM
                                                                                                      DECEMBER 31, 1993
                                                                           YEAR ENDED                   (COMMENCEMENT
                                                                            JUNE 30,                    OF INVESTMENT
                                                              -------------------------------------    OPERATIONS) TO
                                                               1998      1997      1996      1995       JUNE 30, 1994
                                                               ----      ----      ----      ----     -----------------

Total Return*(a)............................................    3.89%    14.92%    12.92%     8.46%        (12.83%)**

Net Assets at End of the Period (In millions)...............    $45.3     $43.8     $33.8     $29.6         $24.5

Ratio of Operating Expenses to Average Net Assets*..........    1.68%     1.81%     1.84%     1.98%          1.88%

Ratio of Interest Expense to Average Net Assets.............    1.69%     1.99%     2.27%     2.38%           .96%

Ratio of Net Investment Income to Average Net Assets*.......    7.72%     8.12%     8.34%     5.88%          9.27%

Portfolio Turnover..........................................     523%      474%      343%      253%           114%**

 *  If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:

  Ratio of Operating Expenses to Average Net Assets.........    1.78%     1.86%     1.92%       N/A            N/A

  Ratio of Net Investment Income to Average Net Assets......    7.63%     8.07%     8.26%       N/A            N/A

                                                                                   CLASS B SHARES
                                                              ---------------------------------------------------------
                                                                                                            FROM
                                                                                                      DECEMBER 31, 1993
                                                                           YEAR ENDED                   (COMMENCEMENT
                                                                            JUNE 30,                    OF INVESTMENT
                                                              -------------------------------------    OPERATIONS) TO
                                                               1998      1997      1996      1995       JUNE 30, 1994
                                                               ----      ----      ----      ----     -----------------
Total Return*(a)............................................    3.11%    13.98%    12.06%     7.62%        (13.21%)**

Net Assets at End of the Period (In millions)...............    $76.2     $76.2     $61.9     $52.6         $46.4

Ratio of Operating Expenses to Average Net Assets*..........    2.44%     2.57%     2.59%     2.68%          2.63%

Ratio of Interest Expense to Average Net Assets.............    1.69%     1.98%     2.26%     2.38%           .96%

Ratio of Net Investment Income to Average Net Assets*.......    6.96%     7.33%     7.58%     5.30%          8.48%

Portfolio Turnover..........................................     523%      474%      343%      253%           114%**

 *  If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:

  Ratio of Operating Expenses to Average Net Assets.........    2.54%     2.61%     2.67%       N/A            N/A

  Ratio of Net Investment Income to Average Net Assets......    6.86%     7.28%     7.50%       N/A            N/A

                                                                                   CLASS C SHARES
                                                              ---------------------------------------------------------
                                                                                                            FROM
                                                                                                      DECEMBER 31, 1993
                                                                           YEAR ENDED                   (COMMENCEMENT
                                                                            JUNE 30,                    OF INVESTMENT
                                                              -------------------------------------    OPERATIONS) TO
                                                               1998      1997      1996      1995       JUNE 30, 1994
                                                               ----      ----      ----      ----     -----------------
Total Return*(a)............................................    3.03%    13.99%    12.07%     7.53%        (13.21%)**

Net Assets at End of the Period (In millions)...............     $3.9      $3.8      $3.1      $1.7          $2.1

Ratio of Operating Expenses to Average Net Assets*..........    2.44%     2.56%     2.58%     2.69%          2.65%

Ratio of Interest Expense to Average Net Assets.............    1.69%     1.98%     2.22%     2.38%           .95%

Ratio of Net Investment Income to Average Net Assets*.......    6.96%     7.31%     7.49%     5.92%          8.36%

Portfolio Turnover..........................................     523%      474%      343%      253%           114%**

 *  If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:

  Ratio of Operating Expenses to Average Net Assets.........    2.54%     2.61%     2.66%       N/A            N/A

  Ratio of Net Investment Income to Average Net Assets......    6.87%     7.27%     7.41%       N/A            N/A


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

(The following table presents Unaudited Information).


                                                                             AVERAGE MONTHLY
                             AMOUNT OF DEBT    AVERAGE DAILY BALANCE OF    BALANCE OF SHARES     AVERAGE AMOUNT OF
Bank Borrowing:              OUTSTANDING AT    DEBT OUTSTANDING DURING     OUTSTANDING DURING     DEBT PER SHARE
         PERIOD               END OF YEAR               PERIOD                   PERIOD            DURING PERIOD
---------------              --------------    ------------------------    ------------------    -----------------

Six Months Ended June 30, 1994.............  $19,574,968            $ 4,421,010                5,080,190             $0.870

Year Ended June 30, 1995...................  $28,496,055            $29,790,000                6,729,831             $4.427

Year Ended June 30, 1996...................  $15,913,433            $32,784,900                7,658,078             $4.281

Year Ended June 30, 1997...................  $50,983,397            $38,213,200                9,090,395             $4.204

Year Ended June 30, 1998...................  $57,372,263            $43,522,971              $10,152,038             $ 4.29



                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------


  Van Kampen Strategic Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



  Van Kampen Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The Fund's primary investment objective is to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund will seek to achieve its investment objectives by investing primarily in a portfolio of income securities selected by the Adviser from the following market sectors: U.S. government securities; domestic investment grade income securities; domestic lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities and at least 40% of the Fund's total assets will be invested in U.S. government securities and investment grade rated income securities. A substantial portion of the Fund's assets (up to 60%) may be invested in lower grade income securities, including securities of issuers located in emerging market countries. The Fund may invest 100% of its total assets in asset-backed securities. Such investments involve significant risks. See "Investment Objectives and Policies -- Special Risk Considerations." The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. The Fund's investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the Fund will achieve its investment objectives.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Adviser will allocate the Fund's investments among market sectors based on its evaluation of the relative investment opportunities and investment risks presented by income securities in such sectors from time to time. See "Investment Objectives and Policies -- Allocation of Investments." Under normal market conditions, the Fund will invest at least 10% of its total assets in each of at least three market sectors. The Fund is not required to invest a minimum amount of its assets in any one market sector. The Fund does not intend to invest more than 25% of its total assets in any one industry or in income securities of issuers (including foreign governments) located in any single country other than the United States.

  Investment grade income securities are income securities rated at least BBB by Standard & Poor's Ratings Group ("S&P"), at least Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower grade income securities are income securities rated BB or below by S&P, Ba or below by Moody's, comparably rated by any other NRSRO or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated. Lower grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower grade income securities involve a greater degree of credit risk than investment grade income securities. There is no minimum rating or comparable quality standard imposed on the Fund's investments and the Fund may purchase income securities that are rated D and that are in default in the payment of interest or repayment of principal. In S&P's view, the D rating category is used when interest payments or principal payments are not made on the date due even if an applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The Fund will not, however, invest in any security that does not provide for, or that is not current in the payment of, periodic interest or dividend distributions if as a result of such investment more than 20% of the Fund's total assets would, at the time of investment, be invested in such securities.

ALLOCATION OF INVESTMENTS

  The Adviser allocates the Fund's investments among various market sectors based on the Adviser's assessment of the relative investment opportunities and investment risks presented by income securities in such sectors from time to time. The Adviser believes that, over time, market sectors become undervalued relative to the risks of investing in such sectors due to actual or perceived changes in interest rate cycles, business or economic conditions, rates of inflation, currency relationships, political factors, investor demand, new issue or secondary market supply and other factors. Accordingly, the relative investment performance of the various market sectors change over time, with the best performing sectors frequently changing from year to year. The Adviser seeks to take advantage of these changes by allocating a greater proportion of the Fund's assets to those market sectors that the Adviser believes are undervalued. If successful, this strategy may enable the Fund to achieve a higher level of investment return over time than if the Fund invested exclusively in one market sector or if the Fund allocated a fixed proportion of its assets to each market sector. In addition, the Fund has a policy of investing, under normal market conditions, a portion of its assets in each of at least three market sectors. This policy may, over time, enable the Fund to experience less volatility in income and net asset value than if the Fund invested exclusively in one market sector. The Fund is, however, more dependent on the Adviser's ability to successfully evaluate the relative values of various market sectors as compared to an investment company that does not seek to adjust market sector allocations over time.


MARKET SECTORS


  U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities or political subdivisions (collectively "agencies"). These obligations may be either direct obligations of the U.S. Treasury or obligations issued or guaranteed by U.S. government agencies. Of the obligations issued or guaranteed by agencies, some are backed by the full faith and credit of the U.S. government and others are backed only by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities generally are not rated, but are generally considered to be of at least the same credit quality as privately issued securities rated in the highest investment grade rating categories.

  DOMESTIC INVESTMENT GRADE INCOME SECURITIES. Domestic investment grade income securities are income securities of domestic issuers rated investment grade or, if not rated, determined by the Adviser to be of comparable quality to investment grade rated securities. Such securities are issued primarily by domestic corporations.

  DOMESTIC LOWER GRADE INCOME SECURITIES. Domestic lower grade income securities are income securities of domestic issuers rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities are issued primarily by domestic corporations. Investment in lower grade income securities involves certain risks. See "Investment Objectives and Policies -- Special Risk Considerations."

  FOREIGN INVESTMENT GRADE INCOME SECURITIES. Foreign investment grade income securities are income securities issued by non-domestic issuers and rated investment grade or, if not rated, determined by the Adviser to be of comparable quality to income securities rated investment grade. Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries, supranational entities, such as the International Bank for Reconstruction and Development, and corporations or other business entities. Foreign investment grade income securities may be denominated in any currency and include U.S. dollar denominated income securities sold in the United States (commonly known as "Yankee bonds") and income securities denominated in U.S. dollars or other currencies and sold outside the United States (commonly referred to as "Eurobonds"). As of the date of this prospectus, most foreign investment grade income securities are issued by issuers located in more developed countries, including Canada, Japan, Australia, New Zealand and several Western European countries.

  FOREIGN LOWER GRADE INCOME SECURITIES. Foreign lower grade income securities are income securities issued by non-domestic issuers and rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to income securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries and corporations or other business entities. Investments in this sector may include interests or assignments in nonperforming or restructured income securities. Issuers of foreign lower grade income securities frequently will be located in emerging market countries, including countries in Latin America, Eastern Europe, Africa and much of Asia. Investment in emerging market countries involves significant risks. See "Investment Objectives and Policies -- Special Risk Considerations."

PORTFOLIO SECURITIES

  As used in this prospectus, the term "income securities" includes: fixed or variable rate bonds, notes, bills or debentures; mortgage backed securities; asset backed securities; stripped income securities; convertible securities; zero coupon or deferred payment securities; payment in kind securities; preferred stock; dividend paying common stock; warrants and other equity securities acquired as units together with other income securities; bank debt obligations; short-term paper; loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other income securities and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or a basket of securities. The Fund may invest in income securities of any maturity and denominated in any currency. At least 65% of the Fund's total assets will be invested in U.S. dollar denominated securities. Following is a brief description of some of the portfolio securities in which the Fund may invest. See the Statement of Additional Information for more information concerning these and other portfolio securities in which the Fund may invest.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued by the U.S. government or its agencies or by private entities. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal prepayments are made more frequently, usually monthly, and principal may be prepaid at any time. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets such as automobile and credit card receivables and home equity loans. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  STRIPPED INCOME SECURITIES. Stripped income securities are derivative obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The Fund may invest in derivative floating and variable rate securities such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  DISCOUNT, ZERO COUPON SECURITIES AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, zero coupon and payment-in-kind securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Even though the holder of a zero coupon bond or a payment-in-kind security does not receive cash interest payments prior to maturity, a portion of the purchase price discount must be accrued as income each year under current federal tax law. In order to generate sufficient cash to make distributions, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Fund.

  PREMIUM SECURITIES. The fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Fund on such investments may not exceed prevailing market yields. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund may recognize a capital loss. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

  EQUITY FEATURES. Income securities may involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits). At times, the Fund may also acquire warrants and other equity securities in connection with the purchase of income securities.

  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

  OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government or agency and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in interests in entities organized and operated for the purpose of restructuring the investment characteristics of other income securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

  PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund's direct investments, particularly in emerging foreign markets, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

  INDEXED INCOME SECURITIES. The Fund may invest in income securities that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding.

SPECIAL RISK FACTORS

  INVESTMENTS IN INCOME SECURITIES. The value of the income securities held by the Fund, and thus the net asset value of the shares, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the U.S. dollar. Many of the income securities in which the Fund will invest have long maturities. A longer average maturity generally is associated with a higher level of volatility in market value in response to changes in interest rates. In addition, securities issued at a discount, such as certain types of Brady Bonds and zero coupon obligations, may be subject to greater fluctuations in market value in response to changes in interest rates.

  The Fund may invest in derivative income securities such as stripped income securities, inverse floaters, range floaters and capped floaters. Investment in such securities involves special risks as compared to investment in conventional floating or variable rate income securities. The extent of increases and decreases in the value of such securities and the corresponding changes to the per share net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate income security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed than the markets for conventional floating or variable rate income securities.

  INVESTMENT IN LOWER GRADE INCOME SECURITIES. A substantial portion of the Fund's assets may be invested in lower grade securities, commonly referred to as "junk bonds." Debt securities rated BB or below by S&P or below Ba by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest or that have filed for bankruptcy protection. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See the Statement of Additional Information for a more complete description of S&P and Moody's ratings. Lower grade income securities are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Lower grade income securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default. Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to its maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund.


  The table below sets forth the percentages of the Fund's assets invested as of June 30, 1998 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the 1998 fiscal year computed on a monthly basis.



                                                                                     UNRATED SECURITIES OF
                                                                RATED SECURITIES      COMPARABLE QUALITY
 RATING                                                       (AS A PERCENTAGE OF     (AS A PERCENTAGE OF
CATEGORY                                                        PORTFOLIO VALUE)       PORTFOLIO VALUE)
--------                                                      -------------------    ---------------------
AAA/Aaa.....................................................          22.9                    0.0
AA/Aa.......................................................           0.0                    0.0
A/A.........................................................           7.2                    0.1
BBB/Baa.....................................................          20.5                    0.4
BB/Ba.......................................................          29.0                    1.6
B/B.........................................................          14.5                    3.7
CCC/Caa.....................................................           0.0                    0.0
CC/Ca.......................................................           0.1                    0.0
C/C.........................................................           0.0                    0.0
D...........................................................           0.0                    0.0
                                                                      ----                    ---
Percentage of Rated and Unrated
  Debt Securities...........................................          94.2                    5.8
                                                                      ====                    ===


  DEFAULTED SECURITIES. The Fund may invest in defaulted securities. Defaulted securities are securities with respect to which payment of interest or repayment of principal is in arrears. Any investment in defaulted securities primarily would be intended to benefit the Fund's investment objective with respect to capital appreciation and not its investment objective with respect to providing a high level of current income. Defaulted securities may be less liquid than investments in more highly rated securities and the Fund may be unable to dispose of such securities in a timely fashion. Investment in defaulted securities should be considered speculative. Defaulted securities may not resume payment of interest or repayment of principal in accordance with the terms of the original obligation and the Fund may not recoup its investment in such securities.

  INVESTMENTS IN FOREIGN INCOME SECURITIES. Investment in foreign income securities involves certain special risks not usually associated with investment in domestic income securities. In addition, the magnitude of such risks is generally greater with respect to investment in emerging market countries. Investments in foreign income securities involve risks relating to political and economic developments abroad. With respect to many foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political instability, increased governmental regulation, social instability or diplomatic developments (including armed conflict) which could adversely affect the economies of such countries or the value of the Fund's investments in those countries. Foreign investment in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market income securities and increase the costs and expenses of the Fund. Disclosure, accounting and regulatory standards in many respects are less stringent in many countries than in the U.S and there may be less publicly available information concerning foreign issuers than there is with respect to domestic issuers. In addition, there may be less timely and accurate information with respect to general economic conditions and trends in countries in which issuers of foreign income securities are located, particularly in emerging market countries. There also may be a lower level of monitoring and regulation of securities markets and the activities of investors in such markets, and enforcement of existing regulations has in many instances been limited. Foreign markets also have different clearance and settlement procedures, and in certain markets settlement may fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. Because the Fund may invest in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders. The exchange rates between the U.S. dollar and other currencies can be volatile. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distribution by the Fund to its shareholders.


  SOVEREIGN DEBT. The issuer of sovereign debt or the governmental authorities that control the repayment of sovereign debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors.

  LEVERAGE. The Fund may borrow for investment purposes in an amount equal to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The use of leverage creates the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's investment risk, including the potential for greater volatility in the Fund's net asset value and net income available for distribution to shareholders.


  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. These risks may be intensified in the case of securities issued by issuers located in, or traded in capital markets located in, emerging foreign markets. Such securities may trade infrequently and such markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings impossible at times, particularly in times of economic distress. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading securities and the availability of price qualifications) will not be treated as illiquid securities by the Fund for purposes of the investment limitation set forth above.


  NON-DIVERSIFIED STATUS. The Fund has registered as a non-diversified investment company, which means that the Fund may invest to a greater degree in a relatively limited number of issuers than may a diversified investment company. To the extent that the Fund so invests, the Fund will be more susceptible to any single adverse economic, political or regulatory occurrence.


  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.


--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund also may engage in strategic transactions, enter into currency transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, borrow money from banks, enter into repurchase and reverse repurchase agreements, engage in dollar rolls and lend its portfolio securities, in each case subject to the limitations set forth below. These investment practices entail risks. See the Statement of Additional Information for a more complete discussion of these practices.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various interest rate and currency transactions such as forward contracts, futures contracts, swaps, caps, floors or collars or options on currencies or futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of the Fund's portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Strategic Transactions may also be used to enhance potential gain, although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions for non-hedging transactions. The use of Strategic Transactions for non-hedging purposes should be considered a speculative technique. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The Fund may also invest in income securities the terms of which include elements of or are similar in effect to Strategic Transactions in which the Fund may engage. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" purchase basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on the such securities obtained pursuant to such transactions.

  SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash, U.S. government securities or other highly liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

  The market value of the security sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders.

  USE OF LEVERAGE. The Fund is authorized to borrow money from banks for investment purposes in an amount up to 33 1/3% of its total assets (including the amount of the borrowing). The Fund is also authorized to borrow an additional 5% of its total assets from any person without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions, the payment of dividends and share repurchases. The use of leverage will provide the opportunity for increased net income, but also should be considered a speculative technique and may increase the Fund's investment risk.

  Borrowing will exaggerate changes in the net asset value of the shares and in the yield on the Fund's portfolio, which may, in turn, result in increased volatility of the market price of the shares. Borrowing will create interest expenses for the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. See "Investment Objectives and Policies -- Special Risk Factors -- Leverage."

  BANK BORROWING. The Fund may borrow money from banks on a secured or unsecured basis, and may be required to pledge specific portfolio securities as collateral. The Fund may incur various fees and expenses in connection with bank borrowings, including initial facility fees, ongoing commitment fees and interest expenses. Loan agreements may include various covenants, including restrictions on certain investment practices in which the Fund might otherwise be permitted to engage. Bank borrowings constitute senior securities under the 1940 Act, and the Fund is required to maintain an asset coverage of at least 300% of the amount of any bank borrowing.

  DOLLAR ROLLS. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a dollar roll, the Fund's custodian will segregate cash or liquid securities having a value not less than the forward purchase price. Dollar rolls will be considered borrowings and, accordingly, will be subject to the Fund's
33 1/3% limitation on borrowings.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, an approved custodian will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements will be considered borrowings and, accordingly, will be subject to the Fund's 33 1/3% limitation on borrowings.

  DEFENSIVE STRATEGIES. At times, conditions in the markets may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations.


  PORTFOLIO TURNOVER. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses or dealer costs than a lower rate, which expenses and costs must be borne by the Fund and its shareholders. A high portfolio turnover rate may result in the realization of more short-term capital gains taxable as ordinary income than if the Fund had a lower portfolio turnover rate. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."


  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions set forth in the Statement of Additional Information which are fundamental policies. These investment restrictions together with the Fund's investment objectives cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund's other investment policies are not fundamental and may be changed without shareholder approval. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The income securities in which the Fund may invest are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.


  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------


  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily managed assets of the Fund as follows:

                AVERAGE DAILY MANAGED ASSETS                   % PER ANNUM
                ----------------------------                   -----------
First $500 million..........................................  0.75 of 1.00%
Next $500 million...........................................  0.70 of 1.00%
Over $1 billion.............................................  0.65 of 1.00%

For purposes of determining the investment advisory fee, "average daily managed assets" shall mean the average daily value of the Fund's aggregate assets, minus the sum of accrued liabilities other than the aggregate amount of any borrowings (whether from banks, through reverse repurchase agreements or dollar rolls, or otherwise) undertaken by the Fund.


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen), the charges and expenses of independent accountants, legal counsel, transfer agent (Van Kampen Investor Services Inc. ("Investor Services") a wholly-owned subsidiary of Van Kampen) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.



  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc.



  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Robert J. Hickey, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Funds portfolio since January 1995. Mr. Hickey joined the Adviser in 1989 and became Assistant

Vice President in January 1993. Mr. Hickey has been a Vice President of the Adviser and Van Kampen Asset Management Inc. since June 1995.


--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and the aggregate distribution and services fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.


  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Share accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."


  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.


  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution fee and service fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."


  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class; (iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").
--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE


                                                                                            DEALER
                                                                                          CONCESSION
                                                                                           OR AGENCY
                                                                 TOTAL SALES CHARGE       COMMISSION
                                                              -------------------------   -----------
                                                              PERCENTAGE    PERCENTAGE    PERCENTAGE
                    SIZE OF TRANSACTION                       OF OFFERING     OF NET      OF OFFERING
                     AT OFFERING PRICE                           PRICE      ASSET VALUE      PRICE
-----------------------------------------------------------------------------------------------------
Less than $100,000..........................................     4.75%         4.99%         4.25%
$100,000 but less than $250,000.............................     3.75          3.90          3.25
$250,000 but less than $500,000.............................     2.75          2.83          2.25
$500,000 but less than $1,000,000...........................     2.00          2.04          1.75
$1,000,000 or more*.........................................        *             *             *
-----------------------------------------------------------------------------------------------------



* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives".


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at a net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen Asset Management Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund complexes through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the fund with proceeds from distributions from such plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with Investor Services, the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The brokers, dealers or financial intermediaries will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.


  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.


  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).



  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell CDSC Shares without a sales charge being deducted at the time of purchase. A commission or transaction fee will generally be paid by the Distributor at the time of purchase out of the Distributor's own assets (and not out of the Fund's assets) to brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale. Brokers, dealers and financial intermediaries also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares generally annually commencing in the second year after purchase.


  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                                                 CONTINGENT DEFERRED SALES CHARGE
                                                                                        AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                                              DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------                                                              --------------------------------
First...........................................................................               4.00%
      Second....................................................................               3.75%
      Third.....................................................................               3.50%
      Fourth....................................................................               2.50%
      Fifth.....................................................................               1.50%
      Sixth.....................................................................               1.00%
      Seventh and after.........................................................               0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."


  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Trust.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.


  INVESTMENT ACCOUNT. Van Kampen Investor Services Inc. ("Investor Services"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read a current prospectus for such fund.



  To be eligible for exchanges, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser under normal circumstances, not to approve such requests.



  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, such Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.


  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of the Participating Funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.



  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.



  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement account or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.



  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.



  In cases of death or disability, the CDSC on Class B Shares and Class C Shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1998, there were $2,351,723 and $3,678 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares representing 3.09% and 0.09% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare distributions on a daily basis and to pay such distributions from net investment income and principal attributable to each respective class of shares of the Fund on a monthly basis. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions to shareholders. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund (including any interest payments required with respect to any borrowings by the Fund) attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to a conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payments for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.



  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. After Investor Services receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.



  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value per share, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. See "Shareholder Services -- Reinvestment Plan."

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications, or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S.

withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is
(i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year.



  GENERAL. The federal income tax discussion set forth above is for general information only and is qualified by reference to additional information contained in the Statement of Additional Information. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  Further information about the Fund's performance is contained in the Fund's Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


  The Fund is a series of the Van Kampen Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be established from time to time in accordance with the Fund's Declaration of Trust.


  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be held to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL

YOUR BROKER OR (800) 341-2911.


DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.

VAN KAMPEN STRATEGIC

  INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN INVESTMENT

  ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN FUNDS INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

VAN KAMPEN INVESTOR


SERVICES INC.

P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen Strategic Income Fund


Custodian
STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Strategic Income Fund


Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                                STRATEGIC INCOME
                                      FUND

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                OCTOBER 28, 1998


                            [VAN KAMPEN FUNDS LOGO]

                                                                  SIF PRO  10/98

                      STATEMENT OF ADDITIONAL INFORMATION


                           VAN KAMPEN HIGH YIELD FUND



  Van Kampen High Yield Fund (the "Fund") is a separate, diversified series of Van Kampen Trust (the "Trust"), an open-end management investment company. The Fund's primary investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund will attempt to achieve its investment objectives through investment primarily in a diversified portfolio of medium and lower grade domestic corporate debt securities. There is no assurance that the Fund will achieve its investment objective.



  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen Funds, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 341-2911 ((800) 421-2833 for
the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC") These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Fund and the Trust......................................  B-2
Investment Policies and Restrictions........................  B-3
Additional Investment Considerations........................  B-4
Trustees and Officers.......................................  B-13
Legal Counsel...............................................  B-22
Transfer Agency.............................................  B-22
Investment Advisory and Other Services......................  B-22
Custodian and Independent Accountants.......................  B-24
Portfolio Transactions and Brokerage Allocation.............  B-24
Tax Status of the Fund......................................  B-25
The Distributor.............................................  B-25
Distribution and Service Plans..............................  B-26
Performance Information.....................................  B-27
Report of Independent Accountants...........................  B-30
Financial Statements........................................  B-31
Notes to the Financial Statements...........................  B-44



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1998.

                             THE FUND AND THE TRUST


  The Fund is a separate, diversified series of Van Kampen Trust (the "Trust"), an open-end management investment company. At present, the Fund, Van Kampen Short-Term Global Income Fund and Van Kampen Strategic Income Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for Federal income tax purposes.



  Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated as of May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merritt Trust, a Massachusetts business trust created by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995. On July 14, 1998, the Trust adopted its current name.



  The Fund originally was organized, under the name Van Kampen Merritt High Yield Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital High Yield Fund. On July 14, 1998, the Fund adopted its current name.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms as part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following information supplements the information provided in the Prospectus under the headings "Investment Objectives and Policies" and "Investment Practices."

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations, and except that the Fund may purchase securities of other investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

   4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above, may enter into repurchase agreements, and may lend its portfolio securities against collateral consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

   5. Sell any securities "short", unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Write, purchase, or sell puts, calls or combinations thereof, or purchase or sell interest rate futures contracts or related options, except that the Fund may write covered call options with respect to its portfolio securities and enter into closing purchase transactions with respect to such options, to a maximum of 25% of its net assets and except that the Fund may invest in hedging instruments as described in the Prospectus and the Statement of Additional Information from time to time.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
      (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in interests in oil, gas, or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities, or commodity contracts, except for investments in hedging instruments as described in the Prospectus and this Statement of Additional Information from time to time.


  The Fund may not change any of these investment restrictions nor any other fundamental policy without the approval of the lesser of (i) more than 50% of the Fund's outstanding voting securities or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.



  The Fund may invest up to 15% of its total assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as illiquid or restricted securities by the Fund for purposes of the limitation set forth above. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


                      ADDITIONAL INVESTMENT CONSIDERATIONS

MEDIUM AND LOWER GRADE DEBT SECURITIES

  Discussion concerning the special risk factors of the Fund's investments in medium and lower grade debt securities appears in the Prospectus under the heading "Investment Objective and Policies--Special Risk Considerations Regarding Medium and Lower Grade Debt Securities." Other corporate debt securities which may also be acquired by the Fund include preferred stocks and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage-or other asset-backed instruments, equipment lease or trust participation certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured and payable from, mortgage loans secured by real property. The Fund will not invest in mortgage-backed residual interests. Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets, such as accounts receivable, that are not mortgage loans or interests in mortgage loans. Participation certificates are issued by obligors to finance the acquisition of equipment and facilities and may represent participations in a lease, an installment purchase contract or a conditional sales contract. Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in corporate debt securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Corporate debt securities consisting of preferred stocks may have cumulative or non-cumulative dividend rights. To the extent the Fund invests in non-cumulative preferred stocks, the Fund's ability to achieve its investment objective of high current income may be affected adversely. In connection with its investments in corporate debt securities, the Fund also may invest in equity securities, including warrants and common stocks. No more than 5% of the Fund's assets will be invested in such equity securities. The Fund also may invest in convertible securities, zero coupon securities and payment-in-kind securities.

OTHER INVESTMENT STRATEGIES

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates), to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  STRATEGIC TRANSACTIONS. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from S&P or P-1 from Moody's or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Fund's limitation on investing no more than 15% of its assets in illiquid instruments.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell for hedging purposes call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  The Fund may purchase and sell for hedging purposes put options that relate to U.S. Government Securities, Mortgage-Backed Securities, corporate debt securities, foreign sovereign debt and foreign debt securities (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading

Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in futures contracts and related options. The segregation requirements with respect to futures and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars, hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or cash or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash or liquid securities equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

REPURCHASE AGREEMENTS

  The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved the Fund's Board of Trustees. The Adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Trustees. In the event of a default or a bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

  During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing cash or liquid securities having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had not engaged in such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

  Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowings described under "Investment Policies and Restrictions" in this Statement of Additional Information. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor such credit-worthiness on an ongoing basis.

BORROWING

  The Fund may borrow up to 5% of the value of its assets from a bank, or through reverse repurchase agreements with broker-dealers or banks meeting the same qualifications as set forth above under "Repurchase Agreements." The Fund will use such borrowings only for temporary emergency purposes such as paying for unexpectedly heavy redemptions.

SECURITIES LENDING

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or liquid securities, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

"WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on such basis.


                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc., ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Chairman and a Director of Van Kampen, the Advisers, the
2800 Post Oak Blvd.                         Distributor. Chairman and a Director of Investor
Houston, TX 77056                           Services. Chairman of River View International Inc.
Date of Birth: 10/19/39                     Director or officer of certain other subsidiaries of Van
                                            Kampen. Chairman of the Board of Governors and the
                                            Executive Committee of the Investment Company Institute.
                                            Prior to July of 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996, President, Chief
                                            Executive Officer and a Director of VK/AC Holding, Inc.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and Trustee of other funds advised by the Advisers or Van
                                            Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., COMARCO, Inc., Applied Language
Suite 9700                                  Technologies, Focal Communications, and Lante
Chicago, IL 60606                           Corporation. Limited Partner of Evercore Partners, LLP.
Date of Birth: 10/29/53                     Trustee/Director of each of the Funds in the Fund
                                            Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.



                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen.
  Date of Birth: 05/20/42              President, Chief Operating Officer and a Director of the
  President                            Advisers, Van Kampen Advisors Inc., and Van Kampen
                                       Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, he was
                                       a Director of Van Kampen Merritt Equity Holdings Corp. Prior
                                       to September of 1996, Mr. McDonnell was Chief Executive
                                       Officer and Director of MCM Group, Inc., McCarthy, Crisanti
                                       & Maffei, Inc. and Chairman and Director of MCM Asia Pacific
                                       Company, Limited and MCM (Europe) Limited. Prior to July of
                                       1996, Mr. McDonnell was President, Chief Operating Officer
                                       and Trustee of VSM Inc. and VCJ Inc. President of each of
                                       the funds in the Fund Complex. President, Chairman of the
                                       Board and Trustee of other investment companies advised by the Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen. Mr. Nyberg is Executive Vice
  Vice President and Secretary         President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen. Director of ICI
                                       Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July of 1998,
                                       Director and Executive Vice President, General Counsel and
                                       Secretary of VK/AC Holding, Inc. Prior to April of 1998,
                                       Executive Vice President, General Counsel and Director of
                                       Van Kampen Merritt Equity Advisors Corp. Prior to April of
                                       1997, he was Executive Vice President, General Counsel and a
                                       Director of Van Kampen Merritt Equity Holdings Corp. Prior
                                       to September of 1996, he was General Counsel of McCarthy,
                                       Crisanti & Maffei, Inc. Prior to July of 1996, Mr. Nyberg
                                       was Executive Vice President and General Counsel of VSM Inc.
                                       and Executive Vice President and General Counsel of VCJ Inc.
                                       Vice President and Secretary of each of the funds in the
                                       Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen.
  Date of Birth: 11/10/44              Executive Vice President of the Asset Management and the
  Vice President                       Distributor. President and a Director of Investor Services.
                                       President and Chief Operating Officer of Van Kampen
                                       Recordkeeping Services Inc. Prior to July of 1998, Director
                                       and Executive Vice President of VK/AC Holding, Inc. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen and Van
  Date of Birth: 01/11/56              Kampen Management Inc. Senior Vice President and Chief
  Vice President                       Financial Officer of the Distributor. Vice President of each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or their
                                       affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen and the Advisers.
  Date of Birth: 08/20/55              Treasurer, Vice President and Chief Financial Officer of
  Treasurer, Vice President and Chief  each of the funds in the Fund Complex and certain other
  Financial Officer                    investment companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen and the Advisers. Controller of
  Date of Birth: 11/19/59              each of the funds in the Fund Complex and other investment
  Controller                           companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen. Vice President, Associate General Counsel and
  Assistant Secretary                  Assistant Secretary of the Advisers, the Distributor, Van
                                       Kampen Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63              Van Kampen. Vice President, Assistant Secretary and Senior
  Assistant Secretary                  Attorney of the Advisers, the Distributor, Investor
                                       Services, Van Kampen Management Inc., American Capital
                                       Contractual Services, Inc., Van Kampen Exchange Corp. and
                                       Van Kampen Advisors Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen. Senior Vice President, Deputy
  Assistant Secretary                  General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen, the Advisers, the Distributor, Van
  Assistant Secretary                  Kampen Management Inc. and Van Kampen Advisors Inc. Prior to
                                       September of 1996, Mr. Wetherell was Assistant Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen and the Advisers. Assistant
  Date of Birth: 10/16/64              Treasurer of each of the funds in the Fund Complex and other
  Assistant Treasurer                  investment companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, Van Kampen or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



  Additional information regarding compensation and benefits for trustees eligible for compensation is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                             FUND COMPLEX
                                                     ------------------------------------------------------------
                                                          AGGREGATE             AGGREGATE              TOTAL
                                                         PENSION OR         ESTIMATED MAXIMUM      COMPENSATION
                          AGGREGATE COMPENSATION     RETIREMENT BENEFITS     ANNUAL BENEFITS      BEFORE DEFERRAL
                         BEFORE DEFERRAL FROM THE    ACCRUED AS PART OF     FROM THE FUND UPON       FROM FUND
       NAME(1)                   TRUST(2)                EXPENSES(3)          RETIREMENT(4)         COMPLEX(5)
       -------           ------------------------    -------------------    ------------------    ---------------
J. Miles Branagan*                $6,810                   $30,328               $60,000             $111,197
Linda Hutton Heagy*                6,210                     3,141                60,000              111,197
R. Craig Kennedy*                  6,810                     2,229                60,000              111,197
Jack E. Nelson*                    6,810                    15,820                60,000              104,322
Jerome L. Robinson                 4,500                    32,020                15,750              107,947
Phillip B. Rooney*                 6,810                         0                60,000               74,697
Dr. Fernando Sisto*                6,810                    60,208                60,000              111,197
Wayne W. Whalen*                   6,810                    10,788                60,000              111,197


---------------

*  Currently a member of the Board of Trustees.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore has no historical information to report as of the date of this Statement of Additional Information.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1998. The detail of aggregate compensation before deferral from each series of the Trust, including the Fund, is shown in Table A below. The following trustees deferred compensation from all three series of the Trust, including the Fund during the fiscal year ended June 30, 1998 as follows; Mr. Branagan, $6,810; Ms. Heagy, $6,210; Mr. Kennedy, $3,406; Mr. Nelson, $6,810; Mr. Robinson, $4,500; Mr. Rooney, $6,810; Dr. Sisto, $3,406; and Mr. Whalen, $6,810. The
    detail of amounts deferred for each series of the Trust, including the Fund, is shown, in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees from all three series of the Trust, including the Fund, as of the Trusts fiscal year ended June 30, 1998 is as follows: Mr. Branagan, $17,434; Mr. Gaughan, $9,426; Ms. Heagy, $23,877; Mr. Kennedy, $40,248; Mr. Miller, $31,230; Mr. Nelson, $55,643; Mr. Rees, $9,322; Mr.
    Robinson, $46,656; Mr. Rooney, $7,804; Dr. Sisto, $6,490; and Mr. Whalen, $47,019. The detail of cumulative deferred compensation (including interest) for each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by all of the operating investment companies in the Fund Complex for each of the trustees for such investment companies' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees of each series of the Trust since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



                                                                         TABLE A



     FISCAL YEAR 1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $2,451    $2,451    $1,500    $2,451   $2,451   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    2,159    2,159      1,500     2,159    2,159    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    2,200    2,200      1,500     2,200    2,200    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $6,810    $6,810    $4,500    $6,810   $6,810   $6,810


                                                                         TABLE B


             FISCAL YEAR 1998 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $1,226    $2,451    $1,500    $2,451   $1,226   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    1,080     2,159     1,500     2,159    1,080    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    1,100     2,200     1,500     2,200    1,100    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $3,406    $6,810    $4,500    $6,810   $3,406   $6,810

                                                                         TABLE C


       FISCAL YEAR 1998 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)

                         FROM THE TRUST AND EACH SERIES

                                                                                   TRUSTEE
                                                      ------------------------------------------------------------------

                                            FISCAL
                FUND NAME                  YEAR-END   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN
                ---------                  --------   --------    -----    -------   ------    ------   -----    ------
 High Yield Fund..........................  06/30     $ 6,007    $ 8,152   $13,515   $18,744   $2,799   $2,257   $15,867
 Short-Term Global Income Fund............  06/30       5,691      7,841    13,355    18,427    2,480    2,106    15,554
 Strategic Income Fund....................  06/30       5,736      7,884    13,378    18,472    2,525    2,127    15,598
                                                      -------    -------   -------   -------   ------   ------   -------
   Trust Total............................            $17,434    $23,877   $40,248   $55,643   $7,804   $6,490   $47,019

                                                           TRUSTEE
                                            -------------------------------------
                                                       FORMER TRUSTEES
                                            -------------------------------------
                FUND NAME                   GAUGHAN   MILLER     REES    ROBINSON
                ---------                   -------   ------     ----    --------
 High Yield Fund..........................  $3,142    $10,410   $3,018   $15,552
 Short-Term Global Income Fund............   3,142     10,410    3,152    15,552
 Strategic Income Fund....................   3,142     10,410    3,152    15,552
                                            ------    -------   ------   -------
   Trust Total............................  $9,426    $31,230   $9,322   $46,656


                                                                         TABLE D


          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO   WHALEN
---------                                               --------   -----    -------   ------   --------   ------   -----   ------
  High Yield Fund......................................   1995      1995     1993      1986      1992      1997    1995     1986
  Short-Term Global Income Fund........................   1995      1995     1993      1990      1992      1997    1995     1990
  Strategic Income Fund................................   1995      1995     1993      1993      1993      1997    1995     1993



  As of October 16, 1998, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



  As of October 16, 1998, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                    AMOUNT OF
                                                                  OWNERSHIP AT       CLASS OF    PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                     SEPTEMBER 3, 1998     SHARES     OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Van Kampen Trust Company....................................        2,148,182            A          7.630%
  2800 Post Oak Blvd.                                                 713,278            B          5.044%
  Houston, TX 77056
MLPF&S For the Sole Benefit of Its Customers ...............          713,825            B          5.048%
  Attn: Fund Administration                                           174,341            C         15.228%
  4800 Deer Lake Dr. EFL 3
  Jacksonville, FL 32246-6484



  Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                TRANSFER AGENCY


  During the fiscal years ended June 30, 1998, 1997 and 1996, Van Kampen Investor Services Inc., transfer agent, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $458,909, $431,600 and $406,100, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. Prior to 1998, the transfer agency prices were determined on a cost plus profit basis.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT.


  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen") which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.


  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Fund's Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the Fund's Trustees or the Fund's shareholders and by the Fund's independent Trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any State in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.


  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized advisory expenses of $3,298,466, $3,011,682 and $2,614,970, respectively.


OTHER AGREEMENTS.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.


  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $42,000, $24,500 and $11,300, respectively, representing the Adviser's cost of providing certain accounting services.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $13,000, $16,900 and $14,300, respectively, representing Van Kampen Investments Inc.'s cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially.



  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.


  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor or other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

  The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  During the year ended June 30, 1998, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.

  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



  The Fund paid the following commissions to all brokers and affiliates brokers during the periods shown.



                                                                            AFFILIATED BROKERS
                                                                       ----------------------------
                                                             BROKERS   MORGAN STANLEY   DEAN WITTER
                                                             -------   --------------   -----------
Commissions paid:
  Fiscal year 1996.........................................    $ 0          N/A             N/A
  Fiscal year 1997.........................................    $ 0          $ 0             $ 0
  Fiscal year 1998.........................................    $ 0          $ 0             $ 0
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions..........               0%              0%
  Value of brokerage transactions with affiliate to total
     transactions..........................................               0%              0%


                             TAX STATUS OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund complies with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets, the Fund will not be subject to federal income tax on any income distributed to its shareholders. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


                                THE DISTRIBUTOR


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the fiscal periods indicated are as follows:



                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1998.............................       $653,254           $ 78,100
Fiscal Year Ended June 30, 1997.............................       $725,021           $ 92,626
Fiscal Year Ended June 30, 1996.............................       $785,205           $118,900

                         DISTRIBUTION AND SERVICE PLANS

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan are sometimes referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Distributor has entered into agreements with Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning the Merrill Program including, but not limited to, minimum size and operational requirements.


  Under the Distribution and Service Agreement and the Selling Agreements, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the Selling Agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees (an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Class A Plan were $689,467 or 0.25% of the Class A shares' average net assets. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Class B Plan were $1,313,792 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $969,108 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $344,684 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Plans for Class C shares were $83,899 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $30,688 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $53,211 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                            PERFORMANCE INFORMATION


  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period. Yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum front-end sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a CDSC on the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.


  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.


  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such CDSC with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

CLASS A SHARES


  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 7.77%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 8.09%.



  The Fund's average total returns, including payment of the maximum sales charge, for Class A Shares for (i) the one year period ended June 30, 1998 was 4.18%, (ii) the five year period ended June 30, 1998 was 8.01%, (iii) the ten year period ended June 30, 1998 was 8.31% and (iv) the approximately twelve year period since June 27, 1986, the commencement of investment operations, through June 30, 1998 was 8.54%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, for Class A Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 167.63%.



  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from the commencement of operations through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 180.93%.


CLASS B SHARES


  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 7.38%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 7.77%.



  The Fund's average total return, including payment of the CDSC, for Class B Shares for (i) the one year period ended June 30, 1998 was 5.28% and (ii) the five year period ended June 30, 1998 was 8.17%. (iii) the approximately five year one month period since May 17, 1993, the commencement of investment operations, through June 30, 1998 was 8.72%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, for Class B Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 53.45%.



  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class B Shares from June 30, 1993 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 54.42%.


CLASS C SHARES


  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 7.38%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 7.77%.



  The Fund's average total returns, including payment of the CDSC, for Class C Shares for (i) the one year period ended June 30, 1998 was 7.47%, and (ii) the approximately 58 month period from August 13, 1993 (commencement of distribution of Class C shares) through June 30, 1998 was 8.27%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, for Class C Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 47.35%.



  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class C Shares from June 30, 1994 (the commencement of the sale of Class C Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 47.35%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            DOMESTIC CORPORATE BONDS  72.7%
            AEROSPACE & DEFENSE  2.5%
$   1,000   Compass Aerospace Corp., 144A Private
            Placement (a)................................    10.125%  04/15/05  $  1,020,000
    4,850   Dyncorp......................................     9.500   03/01/07     4,995,500
    2,200   Sequa Corp...................................     9.625   10/15/99     2,271,500
    2,600   Sequa Corp...................................     9.375   12/15/03     2,717,000
                                                                                ------------
                                                                                  11,004,000
                                                                                ------------
            AUTOMOBILE  3.2%
    2,750   Aetna Industries, Inc........................    11.875   10/01/06     2,983,750
    2,800   Collins and Aikman Products Co...............    11.500   04/15/06     3,129,000
    2,400   Insilco Corp.................................    10.250   08/15/07     2,520,000
    2,000   Standyne Automotive Corp., (Including 3,000
            common stock warrants) 144A Private Placement
            (a)..........................................    10.250   12/15/07     2,045,000
    3,100   Talon Automotive Group, Inc., 144A Private
            Placement (a)................................     9.625   05/01/08     3,123,250
                                                                                ------------
                                                                                  13,801,000
                                                                                ------------
            BEVERAGE, FOOD & TOBACCO  3.2%
    1,000   Aurora Foods, Inc., 144A Private Placement
            (a)..........................................     8.750   07/01/08     1,010,000
    2,250   Fleming Cos., Inc............................    10.500   12/01/04     2,334,375
      900   Fleming Cos., Inc............................    10.625   07/31/07       940,500
    3,700   Jitney Jungle Stores America, Inc............    12.000   03/01/06     4,181,000
    2,078   Pantry, Inc..................................    12.500   11/15/00     2,187,095
    3,200   Pantry, Inc..................................    10.250   10/15/07     3,256,000
                                                                                ------------
                                                                                  13,908,970
                                                                                ------------
            BUILDINGS & REAL ESTATE  3.5%
    5,300   American Standard, Inc. (c)..................    10.875   05/15/99     5,512,000
      500   Cemex International Capital, Inc., 144A
            Private Placement (a)........................     9.660   12/29/49       483,100
    1,750   Home Interiors & Gifts, Inc., 144A Private
            Placement (a)................................    10.125   06/01/08     1,793,750
    1,500   Kevco, Inc...................................    10.375   12/01/07     1,563,750
    2,750   Schuler Homes Inc., 144A Private Placement
            (a)..........................................     9.000   04/15/08     2,660,625
    3,250   Webb (Del E.) Corp...........................     9.375   05/01/09     3,193,125
                                                                                ------------
                                                                                  15,206,350
                                                                                ------------
            CHEMICALS, PLASTICS & RUBBER  1.8%
    4,258   ISP Holdings, Inc............................     9.750   02/15/02     4,513,480
    3,210   Pioneer Americas Acquisition Corp............     9.250   06/15/07     3,177,900
                                                                                ------------
                                                                                   7,691,380
                                                                                ------------
            CONTAINERS, PACKAGING & GLASS  1.3%
    3,700   Fonda Group, Inc.............................     9.500   03/01/07     3,607,500
      900   Sweetheart Cup, Inc..........................     9.625   09/01/00       895,500
    1,000   Vicap SA, 144A Private Placement (a).........    10.250   05/15/02     1,006,200
                                                                                ------------
                                                                                   5,509,200
                                                                                ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.4%
    4,600   Communications & Power Industries, Inc.......    12.000   08/01/05     5,175,000
    1,000   Moll Industries, Inc., 144A Private Placement
            (a)..........................................    10.500   07/01/08     1,020,000
                                                                                ------------
                                                                                   6,195,000
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ECOLOGICAL  0.8%
$   2,500   Envirosource, Inc............................     9.750%  06/15/03  $  2,512,500
      500   Envirosource, Inc. Series B..................     9.750   06/15/03       495,000
      550   Norcal Waste Systems, Inc....................    13.250   11/15/05       639,375
                                                                                ------------
                                                                                   3,646,875
                                                                                ------------
            ELECTRONICS  0.9%
    1,950   DecisionOne Corp.............................     9.750   08/01/07     1,881,750
    3,100   DecisionOne Corp. (Including 3,100 common
            stock warrants) (b)..........................  0/11.500   08/01/08     1,829,000
                                                                                ------------
                                                                                   3,710,750
                                                                                ------------
            ENERGY  1.0%
    2,000   Chesapeake Energy Corp., 144A Private
            Placement (a)................................     9.625   05/01/05     2,010,000
    1,000   Hurricane Hydrocarbons.......................    11.750   11/01/04       980,000
    2,200   Universal Compression, Inc., 144A Private
            Placement (a)................................         *   02/15/08     1,380,500
                                                                                ------------
                                                                                   4,370,500
                                                                                ------------
            FINANCE  2.5%
    3,300   Americo Life, Inc., 144A Private Placement
            (a) (c)......................................     9.250   06/01/05     3,399,000
    2,800   Americredit Corp.............................     9.250   02/01/04     2,856,000
    2,000   Americredit Corp., 144A Private Placement
            (a)..........................................     9.250   02/01/04     2,040,000
    2,750   Contifinancial Corp..........................     8.125   04/01/08     2,777,500
                                                                                ------------
                                                                                  11,072,500
                                                                                ------------
            HEALTHCARE  4.6%
    2,000   Alliance Imaging, Inc........................     9.625   12/15/05     2,050,000
    3,000   Hudson Respiratory Care, Inc., 144A Private
            Placement (a)................................     9.125   04/15/08     2,955,000
    1,100   Imagyn Medical Technologies, Inc.............    12.500   04/01/04       440,000
    2,000   Mediq, Inc., 144A Private Placement (a)......    11.000   06/01/08     2,050,000
    4,000   Oxford Health Plans, Inc., 144A Private
            Placement (a)................................    11.000   05/15/05     4,100,000
    4,500   Paragon Health Network, Inc..................         *   11/01/07     2,970,000
    1,700   Paragon Health Network, Inc..................     9.500   11/01/07     1,729,750
    2,000   Sun Healthcare Group, Inc., 144A Private
            Placement (a)................................     9.375   05/01/08     2,040,000
    2,000   Vencor, Inc..................................     9.875   05/01/05     1,970,000
                                                                                ------------
                                                                                  20,304,750
                                                                                ------------
            HOTEL, MOTEL, INNS & GAMING  3.4%
    3,250   Argosy Gaming Co.............................    13.250   06/01/04     3,672,500
    3,075   Coast Hotels & Casinos, Inc..................    13.000   12/15/02     3,551,625
    3,950   Grand Casino, Inc. (c).......................    10.125   12/01/03     4,285,750
    1,000   Hard Rock Hotel, Inc., 144A Private Placement
            (a)..........................................     9.250   04/01/05     1,025,000
    2,000   Majestic Star Casino.........................    12.750   05/15/03     2,180,000
                                                                                ------------
                                                                                  14,714,875
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            LEISURE  4.3%
$   1,800   Booth Creek Ski Holdings, Inc................    12.500%  03/15/07  $  1,948,500
      300   Booth Creek Ski Holdings, Inc., 144A Private
            Placement (a)................................    12.500   03/15/07       324,750
    2,000   Premier Parks, Inc...........................     9.250   04/01/06     2,065,000
    6,000   Selmer, Inc..................................    11.000   05/15/05     6,570,000
    4,000   Silver Cinemas International, Inc., 144A
            Private Placement (a)........................    10.500   04/15/05     4,060,000
    1,650   Viacom International, Inc....................    10.250   09/15/01     1,823,250
    1,703   Waterford Gaming.............................    12.750   11/15/03     1,890,330
                                                                                ------------
                                                                                  18,681,830
                                                                                ------------
            MINING, STEEL, IRON & NON-PRECIOUS METAL 1.6%
    1,000   Inland Steel Co..............................    12.000   12/01/98     1,025,000
    2,000   Pen Holdings, Inc., 144A Private Placement
            (a)..........................................     9.875   06/15/08     2,005,000
    1,950   Renco Steel Holdings, Inc., 144A Private
            Placement (a)................................    10.875   02/01/05     1,959,750
    2,000   WCI Steel, Inc...............................    10.000   12/01/04     2,060,000
                                                                                ------------
                                                                                   7,049,750
                                                                                ------------
            OIL & GAS  4.7%
    4,700   Dawson Production Services, Inc..............     9.375   02/01/07     4,617,750
    1,150   Giant Industries, Inc........................     9.750   11/15/03     1,201,750
    4,450   Giant Industries, Inc........................     9.000   09/01/07     4,639,125
    1,350   KCS Energy, Inc..............................    11.000   01/15/03     1,451,250
    3,700   National Energy Group, Inc...................    10.750   11/01/06     3,367,000
    1,000   Petroleum Heat & Power, Inc..................    12.250   02/01/05       992,500
    2,200   Pride Petroleum Services, Inc................     9.375   05/01/07     2,348,500
    2,050   Wainoco Oil Corp., 144A Private Placement (a)     9.125   02/15/06     2,065,375
                                                                                ------------
                                                                                  20,683,250
                                                                                ------------
            PERSONAL & NON-DURABLE  1.3%
    5,100   Cole National Group, Inc.....................     9.875   12/31/06     5,520,750
                                                                                ------------
            PRINTING, PUBLISHING & BROADCASTING  8.9%
    3,000   Capstar Broadcasting Partners................     9.250   07/01/07     3,150,000
    2,500   Century Communications Corp..................     8.875   01/15/07     2,656,250
    1,850   Century Communications Corp..................     8.750   10/01/07     1,956,375
    1,050   CSC Holdings, Inc............................     8.125   08/15/09     1,123,500
    2,600   CSC Holdings, Inc............................    10.500   05/15/16     3,055,000
    3,500   EZ Communications, Inc.......................     9.750   12/01/05     3,867,500
    3,350   Gray Communications Systems, Inc.............    10.625   10/01/06     3,676,625
    1,250   Interep National Radio Sales, Inc. 144A
            Private Placement (a)........................    10.000   07/01/08     1,250,000
    2,700   International Cabletel, Inc. (b).............  0/12.750   04/15/05     2,369,250
    2,750   International Cabletel, Inc. (b).............  0/11.500   02/01/06     2,248,125
    4,000   K-III Communications Corp....................    10.250   06/01/04     4,290,000
    2,100   Northland Cable Television, Inc..............    10.250   11/15/07     2,247,000
    4,700   Pegasus Communications Corp..................     9.625   10/15/05     4,841,000
    2,000   Young Broadcasting, Inc......................    11.750   11/15/04     2,220,000
                                                                                ------------
                                                                                  38,950,625
                                                                                ------------
            RAIL & SHIPPING  0.4%
    1,750   Alpha Shipping, 144A Private Placement (a)...     9.500   02/15/08     1,649,375
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            RAW MATERIALS/PROCESSING INDUSTRIES  0.7%
$   2,900   S.D. Warren Co. (c)..........................    12.000%  12/15/04  $  3,204,500
                                                                                ------------
            RETAIL  1.2%
    1,250   Big 5 Corp...................................    10.875   11/15/07     1,300,000
    2,050   Community Distributors, Inc..................    10.250   10/15/04     2,142,250
    1,750   Hosiery Corp. America, Inc...................    13.750   08/01/02     1,929,375
                                                                                ------------
                                                                                   5,371,625
                                                                                ------------
            TELECOMMUNICATIONS  14.0%
    2,000   American Mobile Satellite Corp., 144A Private
            Placement (a)................................    12.250   04/01/08     1,870,000
    4,205   Centennial Cellular Corp.....................    10.125   05/15/05     4,730,625
    1,500   Clearview Cinema Group, Inc., 144A Private
            Placement (a)................................    10.875   06/01/08     1,526,250
    3,000   CTI Holdings, 144A Private Placement (a).....    11.500   04/15/08     1,665,000
    4,000   Echostar Communications Corp. (b)............  0/12.875   06/01/04     3,910,000
    4,000   GST Network Funding, Inc., 144A Private
            Placement (a) (b)............................  0/10.500   05/01/08     2,390,000
    1,350   Intermedia Communications of Florida, Inc....    13.500   06/01/05     1,599,750
    2,600   Intermedia Communications, Inc. (b)..........  0/11.250   07/15/07     1,907,750
    6,000   Intermedia Communications, Inc., 144A Private
            Placement (a)................................     8.600   06/01/08     6,060,000
    4,000   Metronet Communications Corp. (b)............   0/9.950   06/15/08     2,460,000
    2,000   MJD Communications, Inc., 144A Private
            Placement (a)................................     9.500   05/01/08     2,045,000
    3,500   Nextlink Communications, Inc., 144A Private
            Placement (a)................................     9.450   04/15/08     2,135,000
    1,000   Onepoint Communications Corp. (Including
            1,000 common stock warrants) 144A Private
            Placement (a)................................    14.500   06/01/08       945,000
    2,500   Optel, Inc., 144A Private Placement (a) (d)..    11.500   07/01/08     2,503,125
    1,000   Park N View, Inc., 144A Private Placement (a)    13.000   05/15/08       997,500
    8,000   Pinnacle Holdings, Inc., 144A Private
            Placement (a)................................    10.000   03/15/08     5,260,000
    4,355   PSINet, Inc..................................    10.000   02/15/05     4,431,213
    2,500   RSL Communications, 144A Private Placement (a)        *   03/01/08     1,487,500
    3,750   Spectrasite Holdings, Inc., 144A Private
            Placement (a)................................    12.000   07/15/08     2,081,250
    3,000   Startec Global Communications, 144A Private
            Placement (a)................................    12.000   05/15/08     2,925,000
    2,000   Telecommunications Tech Co., 144A Private
            Placement (a)................................     9.750   05/15/08     2,045,000
    2,750   Triton Communications, Inc., 144A Private
            Placement (a)................................         *   05/01/08     1,553,750
    7,550   United International Holdings, Inc...........    10.750   02/15/08     4,681,000
                                                                                ------------
                                                                                  61,209,713
                                                                                ------------
            TEXTILES  1.8%
    1,750   Cluett American Corp., 144A Private Placement
            (a)..........................................    10.125   05/15/08     1,732,500
    1,650   Pillowtex Corp...............................    10.000   11/15/06     1,769,625
    2,850   Pillowtex Corp...............................     9.000   12/15/07     2,928,375
    1,500   Scovill Fasteners, Inc.......................    11.250   11/30/07     1,548,750
                                                                                ------------
                                                                                   7,979,250
                                                                                ------------
            TRANSPORTATION  1.6%
    3,000   Atlas Air, Inc. 144A Private Placement (a)...     9.250   04/15/08     2,992,500
    4,000   U.S. Airways, Inc............................     8.625   09/01/98     4,015,760
                                                                                ------------
                                                                                   7,008,260
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            UTILITIES  2.1%
$   4,250   AES Corp. (c)................................    10.250%  07/15/06  $  4,621,875
    1,200   AES Corp.....................................     8.375   08/15/07     1,215,000
      600   El Paso Electric Co..........................     8.250   02/01/03       640,500
    1,500   El Paso Electric Co..........................     8.900   02/01/06     1,680,000
      854   Midland Cogeneration Venture.................    10.330   07/23/02       922,185
                                                                                ------------
                                                                                   9,079,560
                                                                                ------------
            TOTAL DOMESTIC CORPORATE BONDS  72.7%.............................   317,524,638
                                                                                ------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            FOREIGN BONDS AND DEBT SECURITIES  19.1%
            ARGENTINA  2.1%
$   3,000   Banco De Credito Argentino (US$).............     9.500%  04/24/00  $  3,045,000
    1,000   Credito Argentino Sa (US$)...................     9.500   04/24/00     1,015,000
    1,000   Federal Republic of Argentina (Var. Rate
            Cpn.) (US$)..................................     5.750   03/31/23       744,375
    1,000   Republic of Argentina (Var. Rate Cpn.)
            (US$)........................................     6.625   03/31/23       812,500
    3,800   Republic of Argentina (US$)..................     6.625   03/31/05     3,355,400
                                                                                ------------
                                                                                   8,972,275
                                                                                ------------
            AUSTRALIA  0.2%
    1,100   Commonwealth of Australia (AU$)..............    10.000   10/15/02       803,145
                                                                                ------------
            BRAZIL  1.6%
    1,806   Brazil Media Trust (US$).....................    6.5625   09/15/07     1,461,403
    3,000   Companhia Paranaen (US$).....................     9.750   05/02/05     2,805,000
    2,000   Federal Republic of Brazil (US$).............    10.125   05/15/27     1,726,000
      500   Multicanal Participacoes Series B (US$)......    12.625   06/18/04       501,250
      500   Multicanal Participacoes (US$)...............    12.625   06/18/04       501,250
                                                                                ------------
                                                                                   6,994,903
                                                                                ------------
            CANADA  3.6%
    1,000   Canadian Airlines Corp. (US$)................    10.000   05/01/05     1,010,000
    5,400   Fonorola, Inc. (US$).........................    12.500   08/15/02     5,980,500
    3,500   Fundy Cable Ltd. (US$).......................    11.000   11/15/05     3,850,000
    4,500   Trizec Finance (US$).........................    10.875   10/15/05     5,085,000
                                                                                ------------
                                                                                  15,925,500
                                                                                ------------
            CHILE  0.2%
    1,000   Empresa Electrica Delaware Norte Sa, (US$)
            144A Private Placement (a)...................     7.750   03/15/06       863,530
                                                                                ------------
            COLUMBIA  1.1%
    2,500   Financiera Energetica (US$)..................     9.375   06/15/06     2,425,000
    2,300   Financiera Energetica (US$), 144A Private
            Placement (a)................................     9.375   06/15/06     2,231,000
                                                                                ------------
                                                                                   4,656,000
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ITALY  0.2%
1,500,000   Federal Republic of Italy (Lira).............    10.000%  08/01/03     1,042,212
                                                                                ------------
            KOREA  0.5%
    1,100   Korea Dev Bk (US$)...........................     6.250   05/01/00     1,006,478
    1,500   Republic of Korea (US$)......................     8.875   04/15/08     1,365,000
                                                                                ------------
                                                                                   2,371,478
                                                                                ------------
            LUXEMBOURG  1.5%
    8,500   Millicom International Cellular (US$) (b)
            (c)..........................................  0/13.500   06/01/06     6,566,250
                                                                                ------------
            MEXICO  1.9%
    5,000   Satelites Mexicanos S A De CV, (US$) 144A
            Private Placement (a)........................    10.125   11/01/04     4,900,000
    2,000   United Mexican States (US$)..................    11.375   09/15/16     2,226,000
    1,000   United Mexican States (US$)..................     6.250   12/31/19       828,125
      500   United Mexican States (US$)..................    11.500   05/15/26       568,750
                                                                                ------------
                                                                                   8,522,875
                                                                                ------------
            MOROCCO  1.0%
    5,000   Morocco Trust A Loan (US$) (e)...............    6.5625   01/01/09     4,287,500
                                                                                ------------
            PANAMA  0.9%
    4,000   Republic of Panama (US$).....................     8.875   09/30/27     3,780,000
                                                                                ------------
            POLAND  1.2%
    1,000   Government of Poland (Var. Rate Cpn.)
            (US$)........................................    6.6875   10/27/24       984,375
    4,250   Netia Holdings B V (US$).....................    10.250   11/01/07     4,122,500
                                                                                ------------
                                                                                   5,106,875
                                                                                ------------
            RUSSIA  1.7%
    2,000   City of Moscow (US$).........................     9.500   05/31/00     1,701,400
    4,000   Ministry of Finance Russia (US$).............    10.000   06/26/07     3,010,000
    2,000   Russia Principal Loans (US$) (e).............     6.625   12/15/20       953,750
    3,000   Vnesheconombank (US$) (e)....................         *   12/15/15     1,430,625
      768   Vnesheconombank (US$) 144A Private Placement
            (Var. Rate Cpn.) (a).........................     6.625   12/02/98       427,498
                                                                                ------------
                                                                                   7,523,273
                                                                                ------------
            UNITED KINGDOM  1.4%
    1,500   Cenargo International Ltd., (US$) 144A
            Private Placement (a)........................      9.75   06/15/08     1,477,500
    2,700   Diamond Cable Commerce Plc (US$) (b).........   0/10.75   02/15/07     1,984,500
    1,400   Esprit Telecom Group Plc (US$)...............    11.500   12/15/07     1,445,500
    1,250   Esprit Telecom Group Plc, (US$) 144A Private
            Placement (a)................................    10.875   06/15/08     1,246,875
                                                                                ------------
                                                                                   6,154,375
                                                                                ------------
            TOTAL FOREIGN BONDS AND DEBT SECURITIES  19.1%....................    83,570,191
                                                                                ------------
            TOTAL CORPORATE BONDS  91.8%......................................   401,094,829
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Description                                                                       Market Value
----------------------------------------------------------------------------------------------
EQUITIES  2.1%
American Telecasting, Inc. (8,370 common stock warrants)(g).....................  $      4,185
Capital Gaming International, Inc. (5,000 common stock warrants) (g)............             0
Coastal Finance, Inc. (40,000 preferred shares).................................       980,000
CSC Holdings, Inc. (1 preferred share)..........................................           122
El Paso Electric Co. (22,459 preferred shares)(f)...............................     2,425,610
Hosiery Corp. America, Inc. (1,000 common stock warrants)(g)....................        52,500
Intermedia Communications of Florida, Inc. (3,150 common stock warrants), 144A
  Private Placement (a) (g).....................................................       441,000
Meditrust (3,867 common stock warrants)(g)......................................       107,793
Time Warner, Inc. (4,799 preferred shares) (f)..................................     5,338,887
Urohealth Systems, Inc. (2,550 common stock warrants), 144A Private Placement
  (a) (g).......................................................................            26
                                                                                  ------------
TOTAL EQUITIES..................................................................     9,350,123
                                                                                  ------------
SWAP TRANSACTIONS  0.0%
Merrill Lynch, 20.0 million US$ notional amount, maturing 9/1/98, payment based
upon the spread of the Merrill Lynch Master Index...............................        23,798
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $407,409,972)...........................................................   410,468,750
                                                                                  ------------
REPURCHASE AGREEMENT  4.1%
  J.P. Morgan Securities, (U.S. T-Note, $13,355,000 par, 12.000% coupon, due
  05/15/05 dated 06/30/98 to be sold on 07/01/98 at $18,004,750)
  (Cost $18,002,000)............................................................    18,002,000
                                                                                  ------------
TOTAL INVESTMENTS  98.0%
  (Cost $425,411,972)...........................................................   428,470,750
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.....................................     8,589,321
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $437,060,071
                                                                                  ============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swap transactions.

(d) Securities purchased on a when issued or delayed delivery basis.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

(g) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $425,411,972).......................    $  428,470,750
Cash........................................................           213,636
Receivables:
  Investments Sold..........................................         8,559,865
  Interest..................................................         7,169,496
  Fund Shares Sold..........................................           768,415
Forward Currency Contracts..................................            15,198
Other.......................................................            14,161
                                                                --------------
      Total Assets..........................................       445,211,521
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         4,750,000
  Income Distributions......................................         1,817,044
  Fund Shares Repurchased...................................           632,649
  Distributor and Affiliates................................           380,544
  Investment Advisory Fee...................................           236,298
  Variation Margin on Futures...............................            28,125
Trustees' Deferred Compensation and Retirement Plans........           127,410
Options at Market Value (Net premiums paid of $1,775).......             3,750
Accrued Expenses............................................           175,630
                                                                --------------
      Total Liabilities.....................................         8,151,450
                                                                --------------
NET ASSETS..................................................    $  437,060,071
                                                                ==============
NET ASSETS CONSIST OF:
Capital.....................................................    $  521,893,588
Net Unrealized Appreciation.................................         2,966,018
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (1,685,377)
Accumulated Net Realized Loss...............................       (86,114,158)
                                                                --------------
NET ASSETS..................................................    $  437,060,071
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $280,565,914 and 28,360,164 shares of
    beneficial interest issued and outstanding).............    $         9.89
    Maximum sales charge (4.75%* of offering price).........               .49
                                                                --------------
    Maximum offering price to public........................    $        10.38
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $145,003,244 and 14,662,143 shares of
    beneficial interest issued and outstanding).............    $         9.89
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,490,913 and 1,162,594 shares of
    beneficial interest issued and outstanding).............    $         9.88
                                                                ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $7,881).......    $40,758,538
Dividends...................................................        951,901
Other.......................................................      1,196,387
                                                                -----------
    Total Income............................................     42,906,826
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,298,466
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $687,422, $1,410,829, and $98,799,
  respectively).............................................      2,197,050
Shareholder Services........................................        644,982
Custody.....................................................        120,938
Trustees' Fees and Expenses.................................         31,475
Legal.......................................................         28,850
Other.......................................................        297,676
                                                                -----------
    Total Expenses..........................................      6,619,437
    Less Fees Waived........................................        439,795
                                                                -----------
    Net Expenses............................................      6,179,642
                                                                -----------
NET INVESTMENT INCOME.......................................    $36,727,184
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................    $ 9,805,802
    Options.................................................       (104,912)
    Futures.................................................        497,291
    Forwards................................................         46,182
    Foreign Currency Transactions...........................         (6,359)
                                                                -----------
Net Realized Gain...........................................     10,238,004
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,798,356
                                                                -----------
  End of the Period:
    Investments.............................................      3,058,778
    Options.................................................         (5,525)
    Futures.................................................        (87,188)
    Foreign Currency Translation............................            (47)
                                                                -----------
                                                                  2,966,018
                                                                -----------
Net Unrealized Depreciation During the Period...............     (8,832,338)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 1,405,666
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $38,132,850
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                           June 30, 1998      June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................         $ 36,727,184     $ 34,529,017
Net Realized Gain....................................           10,238,004        9,725,173
Net Unrealized Appreciation/Depreciation During the
  Period.............................................           (8,832,338)       6,256,307
                                                               -----------       ----------
Change in Net Assets from Operations.................           38,132,850       50,510,497
                                                               -----------       ----------
Distributions from Net Investment Income.............          (36,588,695)     (34,529,017)
Distributions in Excess of Net Investment Income.....                  -0-         (412,288)
                                                               -----------       ----------
  Distributions from and in Excess of Net Investment
    Income*..........................................          (36,588,695)     (34,941,305)
Return of Capital Distribution*......................                  -0-         (612,243)
                                                               -----------       ----------
  Total Distributions................................          (36,588,695)     (35,553,548)
                                                               -----------       ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            1,544,155       14,956,949
                                                               -----------       ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................          141,976,974      151,222,275
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           14,616,655       13,768,097
Cost of Shares Repurchased...........................         (145,829,346)    (130,375,583)
                                                               -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...           10,764,283       34,614,789
                                                               -----------      -----------
TOTAL INCREASE IN NET ASSETS.........................           12,308,438       49,571,738
NET ASSETS:
Beginning of the Period..............................          424,751,633      375,179,895
                                                               -----------      -----------
End of the Period (Including accumulated
  distributions in excess of net investment income of
  $1,685,377 and $1,905,853, respectively)...........         $437,060,071     $424,751,633
                                                              ============     ============

                                          Year Ended         Year Ended
      *Distributions by Class            June 30, 1998      June 30, 1997
-------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares...................      $(24,757,453)      $(24,888,535)
  Class B Shares...................       (11,057,055)        (9,438,468)
  Class C Shares...................          (774,187)          (614,302)
                                        -------------       ------------
                                         $(36,588,695)      $(34,941,305)
                                        =============       ============
Return of Capital Distribution:
  Class A Shares...................      $        -0-       $   (430,710)
  Class B Shares...................               -0-           (170,818)
  Class C Shares...................               -0-            (10,715)
                                        -------------       ------------
                                         $        -0-       $   (612,243)
                                        =============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                       Year Ended June 30
                                       --------------------------------------------------
Class A Shares                           1998      1997       1996      1995       1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................    $ 9.854   $ 9.493    $ 9.398   $ 9.643    $10.380
                                       --------   -------   --------   -------   --------
  Net Investment Income.............       .857      .857       .878      .844       .908
  Net Realized and Unrealized
    Gain/Loss.......................       .037      .384       .147     (.099)     (.595)
                                       --------   -------   --------   -------   --------
Total from Investment Operations....       .894     1.241      1.025      .745       .313
                                       --------   -------   --------   -------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income........       .855      .865       .880      .815       .950
  Return of Capital Distribution....        -0-      .015       .050      .175       .100
                                       --------   -------   --------   -------   --------
Total Distributions.................       .855      .880       .930      .990      1.050
                                       --------   -------   --------   -------   --------
Net Asset Value, End of the
  Period............................    $ 9.893   $ 9.854    $ 9.493   $ 9.398    $ 9.643
                                       ========   =======   ========   =======   ========
Total Return* (a)...................      9.36%    13.60%     11.26%     8.50%      2.92%
Net Assets at End of the Period (In
  millions).........................    $ 280.6   $ 288.0    $ 271.1   $ 253.3    $ 260.7
Ratio of Expenses to Average Net
  Assets *..........................      1.14%     1.17%      1.31%     1.31%      1.32%
Ratio of Net Investment Income to
  Average Net Assets *..............      8.61%     8.83%      9.16%     9.13%      8.85%
Portfolio Turnover..................       154%      125%       102%      152%       203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................      1.24%     1.26%      1.31%       N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets................      8.51%     8.73%      9.15%       N/A        N/A

(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended June 30,
                                           -----------------------------------------------
             Class B Shares                 1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................   $ 9.855   $ 9.497   $ 9.398   $ 9.638   $10.382
                                           -------   -------   -------   -------   -------
  Net Investment Income.................      .782      .777      .797      .788      .889
  Net Realized and Unrealized
    Gain/Loss...........................      .036      .389      .160     (.115)    (.665)
                                           -------   -------   -------   -------   -------
Total from Investment Operations........      .818     1.166      .957      .673      .224
                                           -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income...............      .783      .794      .812      .751      .877
  Return of Capital Distribution........       -0-      .014      .046      .162      .091
                                           -------   -------   -------   -------   -------
Total Distributions.....................      .783      .808      .858      .913      .968
                                           -------   -------   -------   -------   -------
Net Asset Value, End of the Period......   $ 9.890   $ 9.855   $ 9.497   $ 9.398   $ 9.638
                                           =======   =======   =======   =======   =======
Total Return* (a).......................     9.28%    12.64%    10.55%     7.61%     2.11%
Net Assets at End of the Period (In
  millions).............................   $ 145.0   $ 128.7   $  97.1   $  55.9   $  33.2
Ratio of Expenses to Average Net
  Assets*...............................     1.91%     1.93%     2.07%     2.04%     2.13%
Ratio of Net Investment Income to
  Average Net Assets*...................     7.84%     8.03%     8.39%     8.35%     7.94%
Portfolio Turnover......................      154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets................................     2.01%     2.02%     2.07%       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets....................     7.74%     7.94%     8.38%       N/A       N/A

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                August 13, 1993
                                                 Year Ended June 30,            (Commencement of
                                        -------------------------------------   Distribution) to
            Class C Shares               1998      1997      1996      1995     June 30, 1994(a)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period..............................  $ 9.851   $ 9.495   $ 9.396   $ 9.643     $10.340
                                        -------   -------   -------   -------     -------
  Net Investment Income...............     .780      .780      .828      .745        .761
  Net Realized and Unrealized
    Gain/Loss.........................     .036      .384      .129     (.079)      (.605)
                                        -------   -------   -------   -------     -------
Total from Investment Operations......     .816     1.164      .957      .666        .156
                                        -------   -------   -------   -------     -------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .783      .794      .812      .751        .763
  Return of Capital Distribution......      -0-      .014      .046      .162        .090
                                        -------   -------   -------   -------     -------
Total Distributions...................     .783      .808      .858      .913        .853
                                        -------   -------   -------   -------     -------
Net Asset Value, End of Period........  $ 9.884   $ 9.851   $ 9.495   $ 9.396     $ 9.643
                                        =======   =======   =======   =======     =======
Total Return* (b).....................    8.47%    12.65%    10.55%     7.61%       1.37%**
Net Assets at End of Period
  (In millions).......................  $  11.5   $   8.1   $   7.0   $   2.0     $   2.2
Ratio of Expenses to Average Net
  Assets*.............................    1.91%     1.93%     2.06%     2.12%       2.14%
Ratio of Net Investment Income to
  Average Net Assets*.................    7.83%     8.08%     8.38%     8.13%       7.91%
Portfolio Turnover....................     154%      125%      102%      152%        203%**
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................    2.01%     2.03%     2.07%       N/A         N/A
Ratio of Net Investment Income to
  Average Net Assets..................    7.73%     7.99%     8.38%       N/A         N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund, formerly known as Van Kampen American Capital High Yield Fund, (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                                 June 30, 1998
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $85,906,541, which will expire between June 30, 1999 and June 30, 2004. Of this amount, $39,385,731 will expire on June 30, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, currency gains, and mark to market on futures contracts at June 30, 1998.

    At June 30, 1998, for federal income tax purposes, the cost of long- and short-term investments is $425,712,303; the aggregate gross unrealized appreciation is $9,418,800 and the aggregate gross unrealized depreciation is $6,684,151, resulting in net unrealized appreciation of $2,734,649.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized gains on foreign currency transactions of $81,987 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                        % PER ANNUM
--------------------------------------------------------------------------
First $500 million..................................             .75 of 1%
Over $500 million...................................             .65 of 1%

    For the year ended June 30, 1998, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $15,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $55,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $458,900. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Additionally, for the year ended June 30, 1998, the Fund reimbursed Van Kampen approximately $19,600 related to the direct cost of consolidating the Van Kampen open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1998, capital aggregated $369,566,903,

                                 June 30, 1998
--------------------------------------------------------------------------------

$141,033,457 and $11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      8,945,784    $  89,317,500
  Class B..................................      4,588,921       45,799,499
  Class C..................................        687,284        6,859,975
                                               -----------    -------------
Total Sales................................     14,221,989    $ 141,976,974
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................        997,599    $   9,948,016
  Class B..................................        427,244        4,261,071
  Class C..................................         40,893          407,568
                                               -----------    -------------
Total Dividend Reinvestment................      1,465,736    $  14,616,655
                                               ===========    =============
Repurchases:
  Class A..................................    (10,812,030)   $(107,994,896)
  Class B..................................     (3,408,945)     (33,992,220)
  Class C..................................       (385,647)      (3,842,230)
                                               -----------    -------------
Total Repurchases..........................    (14,606,622)   $(145,829,346)
                                               ===========    =============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $378,296,283, $124,965,107 and
$7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      9,665,241    $  93,909,024
  Class B..................................      5,509,891       53,363,176
  Class C..................................        406,766        3,950,075
                                                ----------    -------------
Total Sales................................     15,581,898    $ 151,222,275
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,014,981    $   9,862,811
  Class B..................................        369,698        3,593,610
  Class C..................................         32,085          311,676
                                               -----------    -------------
Total Dividend Reinvestment................      1,416,764    $  13,768,097
                                               ===========    =============
Repurchases:
  Class A..................................    (10,008,711)   $ (97,324,996)
  Class B..................................     (3,049,089)     (29,617,644)
  Class C..................................       (353,416)      (3,432,943)
                                               -----------    -------------
Total Repurchases..........................    (13,411,216)   $(130,375,583)
                                               ===========    =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     3.75%            None
Third............................................     3.50%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth............................................     1.00%            None
Seventh and Thereafter...........................      None            None

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $78,100 and CDSC on redeemed shares of approximately $342,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $657,401,849 and $607,133,236, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1997....................       0      $       0
Options Written and Purchased (Net).............     700       (179,977)
Options Terminated in Closing Transactions
  (Net).........................................    (200)        60,976
Options Expired (Net)...........................    (200)       117,226
                                                    ----      ---------
Outstanding at June 30, 1998....................     300      $  (1,775)
                                                    ====      =========

                                 June 30, 1998
--------------------------------------------------------------------------------

    The related futures contracts of the outstanding option transactions as of June 30, 1998, and the descriptions and market values are as follows:

                                                                  MARKET
                                           EXPIRATION MONTH/     VALUE OF
                              CONTRACTS      EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------
Euro Dollar Options
Sep 1998--Purchased Put.....        100                Sep/94    $ 2,500
Sep 1998--Purchased Put.....         50                Sep/94      1,250
Sep 1998--Written Call......        100              Sep/94.5     (5,000)
Sep 1998--Written Call......         50              Sep/94.5     (2,500)
                                    ---                          --------
                                    300                          $(3,750)
                                    ===                          ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                         Contracts
------------------------------------------------------------------
Outstanding at June 30, 1997.........................        -0-
Futures Opened.......................................      1,675
Futures Closed.......................................     (1,575)
                                                          ------
Outstanding at June 30, 1998.........................        100
                                                          ======

                                 June 30, 1998
--------------------------------------------------------------------------------

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                            UNREALIZED
                                               CONTRACTS   DEPRECIATION
-----------------------------------------------------------------------
LONG CONTRACTS:
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      20        $ 49,375
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      30          25,313
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      25           5,469
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      25           7,031
                                                  ---        --------
                                                  100        $ 87,188
                                                  ===        ========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At June 30, 1998, the Fund has realized gains on closed but unsettled forward currency contracts of $15,198 scheduled to settle on July 15, 1998.

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $1,017,300.

                      STATEMENT OF ADDITIONAL INFORMATION


                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND



  Van Kampen Short-Term Global Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.



  The Fund seeks to achieve its investment objective by investing primarily in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years. The portfolio consists of at least 80% of its net assets in investment grade debt securities issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities or subdivisions, investment grade debt securities issued by corporations, investment grade certificates of deposit or bankers acceptances issued or guaranteed by large U.S. or foreign banks, investment grade commercial paper and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund may also invest up to 20% of its net assets in lower-grade debt securities which are below investment grade. Investment in such lower-grade securities, which securities are commonly referred to as "junk bonds," involve special risks as compared to investments in higher grade securities. Investments in securities denominated in currencies other than the U.S. dollar involve foreign currency exchange risks. The Fund may engage in strategic transactions to seek to reduce or eliminate such risks.


  The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. The net asset value will fluctuate depending on market conditions and other factors. There is no assurance that the Fund will achieve its investment objective.


  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by writing or calling Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 341-2911 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Fund and the Trust......................................  B-2
Investment Policies and Restrictions........................  B-3
Additional Investment Considerations........................  B-4
Description of Securities Ratings...........................  B-18
Trustees and Officers.......................................  B-24
Legal Counsel...............................................  B-33
Transfer Agency.............................................  B-33
Investment Advisory and Other Services......................  B-33
Custodian and Independent Accountants.......................  B-34
Portfolio Transactions and Brokerage Allocation.............  B-34
Tax Status of the Fund......................................  B-35
The Distributor.............................................  B-36
Distribution and Service Plans..............................  B-36
Performance Information.....................................  B-37
Report of Independent Accountants...........................  B-39
Financial Statements........................................  B-40
Notes to Financial Statements...............................  B-49



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1998.

                             THE FUND AND THE TRUST


  The Fund is a separate, non-diversified series of the Van Kampen Trust (the "Trust"), an open-end management investment company. At present, the Fund, Van Kampen High Yield Fund and Van Kampen Strategic Income Fund, each a separate series of the Trust, are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.



  Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merritt Trust, a Massachusetts business trust created by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995. On July 14, 1998, the Trust adopted its current name.



  The Fund originally was organized, under the name Van Kampen Merritt Short-Term Global Income Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital Short-Term Global Income Fund. On July 14, 1998, the Fund adopted its current name.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer, except that the Fund may purchase securities of other investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

   3. Make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with transactions described under the caption "Investment Practices" in the Prospectus nor short term credits in connection with the clearance of transactions are considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures contracts or related options, except to the extent that the hedging transactions described under the heading "Investment Practices" in the Prospectus would be deemed to be any of the foregoing transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   8. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas or other mineral exploration or development programs.

  10. Purchase or sell real estate, commodities or commodities contracts except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions or any other fundamental policy as they apply to the Fund without the approval of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as illiquid securities by the Fund for purposes of the limitation set forth above. The Fund's policy with respect to investment in illiquid securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief from the provisions of the 1940 Act.



                      ADDITIONAL INVESTMENT CONSIDERATIONS


REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Policies and Restrictions" in the Statement of Additional Information. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.


EMERGENCE OF EASTERN EUROPEAN ECONOMIES



  In recent years there have been two key issues influencing the investment environment and economic conditions of Europe; the creation of the single market and the emergence of Eastern European economies Both of these factors have helped European companies by opening up new markets for growth.



  In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union are scheduled to establish fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).



  The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.



  Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.


MORTGAGE-BACKED SECURITIES

  "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

  Mortgage-Backed Securities may represent an undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-Backed Securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a Mortgage-Backed Security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a Mortgage-Backed Security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.

  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal prepayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Stripped Mortgage-Backed Securities (defined herein) which are highly sensitive to changes in prepayment and interest rates.

  Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  The Fund's yield may also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

  During periods of declining interest rates, prepayment of mortgages underlying Mortgage-Backed Securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid Mortgage-Backed Securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

  Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interest in pools of residential mortgage loans originated by U.S. governmental or private lenders or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayment) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

  The guaranteed mortgage pass-through securities that the Fund may invest in include those issued or guaranteed by GNMA, FNMA and FHLMC. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to security holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. The Fund may also invest in other agency securities, including but not limited to securities issued by the Small Business Administration, Export-Import Bank of the United States, Federal Housing Administration, Farm Credit Administration, Federal Home Loan Banks, General Services Administration, U.S. Department of Transportation, U.S. Department of Housing and Urban Development, and Student Loan Marketing Association. These securities generally are not backed by the full faith and credit of the United States.

  Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement.

  GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veteran's Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.


  GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.


  FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

  Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

  Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate loans secured by multifamily projects.

  FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

  FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligation of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

  FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

  Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multi-class mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage-Backed Securities issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

  Stripped Mortgage-Backed Securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The market value of such Stripped Mortgage-Backed Securities, including adjustable rate U.S. government IOs, are subject to greater risk of fluctuation in response to changes in market interest rates than other adjustable rate securities, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.

  Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, certain Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

  The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered include demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

  Adjustable Rate Mortgage-Backed Securities. Adjustable rate Mortgage-Backed Securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one month to three years, based on a spread over a specific interest rate or interest rate index. There are three main categories of indices: (i) those based on U.S. Government Securities,
(ii) those derived from a calculated measure such as a cost of funds index and
(iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

  Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Investors who redeem shares of the Fund prior to the time the coupon rates of the Fund's portfolio securities are adjusted could suffer some loss on their investment in the Fund's shares. Adjustable rate securities typically limit the maximum amount the coupon rate may be adjusted during any adjustment period, in any one year and during the term of the security. During periods of significant fluctuations in market rates of interest the net asset value of the Fund may fluctuate more significantly since these limits may prevent the Fund's portfolio securities from fully adjusting to reflect market rates.

  The Fund may invest in adjustable rate securities with interest rates that adjust or vary inversely to changes in market interest rates. Such securities, which are referred to as "inverse floating obligations," provide opportunities for high current income, but the market value of such securities may be more volatile in response to changes in market interest rates. Certain of such inverse floating obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating obligations are subject to greater risk of fluctuation than other adjustable rate securities which do not vary inversely to changes in market interest rates, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.

ASSET-BACKED SECURITIES

  "Asset-Backed Securities" have structural characteristics similar to Mortgage-Backed Securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in pay-through structures similar to the CMO structure. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.


  Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities, including the risk that these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issues of Asset-Backed Securities backed by automobile receivables permit the servicers of such receivable to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirement under state laws, the trustee for the holders of Asset-Backed Securities backed by automobile receivables may not have a proper security interest in the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES

  Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate may also be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include derivative securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

BRADY BONDS


  The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.


  Brady Plan debt restructurings have been implemented to date in countries including Mexico, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina and the Philippines. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.

  In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady

Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Fund invests are likely to be acquired at a discount. See "Taxation."

  The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of Brady Bonds with returns in other bond markets.

STRUCTURED INVESTMENTS

  The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of other income securities, including income securities issued by foreign governments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in a class of Structured Investments that is subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

SPECIAL RISK FACTORS

  INVESTMENT IN LOWER GRADE INCOME SECURITIES. The Fund may invest up to 20% of its assets in lower grade securities, which securities are commonly known as "junk bonds." Debt securities rated BB or lower by S&P or Ba or lower by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. The Fund may invest in income securities rated in the lowest rating categories. These securities are considered to have extremely poor prospects of ever attaining any real investment standing.

  Lower grade income securities generally offer a higher yield than that available from higher grade income securities. However, lower grade income securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business or revenue forecasts. Similarly, certain emerging market governments that issue lower grade income securities are among the largest debtors to commercial banks, foreign governments and supranational organizations and may not be able or willing to obtain additional financing.

  Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default.

OTHER INVESTMENT STRATEGIES

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates), to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  STRATEGIC TRANSACTIONS. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from Standard & Poor's Ratings Group ("S&P") or P-1 from Moody's Investors Service, Inc. ("Moody's") or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Fund's limitation on investing no more than 15% of its assets in illiquid instruments.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


  The Fund may purchase and sell for hedging purposes call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.


  The Fund may purchase and sell for hedging purposes put options that relate to U.S. Government Securities, Mortgage-Backed Securities, corporate debt securities, foreign sovereign debt and foreign debt securities (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars, hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.


  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

  1. DEBT

  A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

    AAA       Debt rated "AAA" has the highest rating assigned by S&P.
              Capacity to pay interest and repay principal is extremely strong.
    AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
    A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
    BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

              BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C"
              is regarded as having significantly speculative
              characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of
              speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to
              adverse conditions.
    BB        Debt rated "BB" is less vulnerable to default than other
              speculative issues. However, it faces major ongoing
              uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB"
              rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
    B         Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal
              repayments. Adverse business, financial, or economic
              conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is
              also used for debt subordinated to senior debt that is
              assigned an actual or implied "BB" or "BB-" rating.
    CCC       Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the
              capacity to pay interest and repay principal. The "CCC"
              rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-"
              rating.
    CC        Debt rated "CC" is currently highly vulnerable to
              nonpayment. The rating "CC" is also used for debt
              subordinated to senior debt that is assigned an actual or
              implied "CCC" rating.
    C         The "C" rating may be used to cover a situation where a
              bankruptcy petition has been filed, but debt service
              payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an
              actual or implied "CCC-" debt rating.
    D         Debt rated "D"; is in payment default. The "D" rating
              category is used when interest payments or principal
              payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D"
              rating also will be used upon the filing of a bankruptcy
              petition if debt service payments are jeopardized.
              PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show
              relative standing within the major rating categories.
    NR        Not rated

    R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
              obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities;
              and obligations with unusually risky interest terms, such as inverse floaters.
              DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND
              ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
              BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

  2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely safe characteristics are denoted with a plus sign (+) designation.
  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".
  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
  B Issues rated "B" are regarded as having significant speculative characteristics.
  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
  D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  4. NOTES

  A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

     -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

     -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

        SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

        SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 Speculative capacity to pay principal and interest.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  1. LONG-TERM BONDS

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -- Leading market positions in well-established industries.

      -- High rates of return on funds employed.

      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  3. COMMERCIAL PAPER

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Board margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman and a Director of Van Kampen, the Advisers, the
2800 Post Oak Blvd.                         Distributor and Investor Services. Chairman of River View
Houston, TX 77056                           International Inc. Director or officer of certain other
Date of Birth: 10/19/39                     subsidiaries of Van Kampen. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., COMARCO, Inc., Applied Language
Suite 9700                                  Technologies, Focal Communications, and Lante
Chicago, IL 60606                           Corporation. Limited Partner of Evercore Partners, LLP.
Date of Birth: 10/29/53                     Trustee/Director of each of the Funds in the Fund
                                            Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen.
  Date of Birth: 05/20/42              President, Chief Operating Officer and a Director of the
  President                            Advisers, Van Kampen Advisors Inc., and Van Kampen
                                       Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen. Mr. Nyberg is Executive Vice
  Vice President and Secretary         President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen. Director of ICI
                                       Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July of 1998,
                                       Director and Executive Vice President, General Counsel and
                                       Secretary of VK/AC Holding, Inc. Prior to April of 1998,
                                       Executive Vice President, General Counsel and Director of
                                       Van Kampen Merritt Equity Advisors Corp. Prior to April of
                                       1997, he was Executive Vice President, General Counsel and a
                                       Director of Van Kampen Merritt Equity Holdings Corp. Prior
                                       to September of 1996, he was General Counsel of McCarthy,
                                       Crisanti & Maffei, Inc. Prior to July of 1996, Mr. Nyberg
                                       was Executive Vice President and General Counsel of VSM Inc.
                                       and Executive Vice President and General Counsel of VCJ Inc.
                                       Vice President and Secretary of each of the funds in the
                                       Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen.
  Date of Birth: 11/10/44              Executive Vice President of the Asset Management and the
  Vice President                       Distributor. President and a Director of Investor Services.
                                       President and Chief Operating Officer of Van Kampen
                                       Recordkeeping Services Inc. Prior to July of 1998, Director
                                       and Executive Vice President of VK/AC Holding, Inc. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen and Van
  Date of Birth: 01/11/56              Kampen Management Inc. Senior Vice President and Chief
  Vice President                       Operating Officer of the Distributor. Vice President of each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or their
                                       affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen and the Advisers.
  Date of Birth: 08/20/55              Treasurer, Vice President and Chief Financial Officer of
  Treasurer, Vice President and Chief  each of the funds in the Fund Complex and certain other
  Financial Officer                    investment companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen and the Advisers. Controller of
  Date of Birth: 11/19/59              each of the funds in the Fund Complex and other investment
  Controller                           companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen. Vice President, Associate General Counsel and
  Assistant Secretary                  Assistant Secretary of the Advisers, the Distributor, Van
                                       Kampen Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63              Van Kampen. Vice President, Assistant Secretary and Senior
  Assistant Secretary                  Attorney of the Advisers, the Distributor, Investor
                                       Services, Van Kampen Management Inc., American Capital
                                       Contractual Services, Inc., Van Kampen Exchange Corp. and
                                       Van Kampen Advisors Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen. Senior Vice President, Deputy
  Assistant Secretary                  General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.,
                                       River View International Inc. and Van Kampen Recordkeeping
                                       Services Inc. Prior to July of 1998, Senior Vice President,
                                       Deputy General Counsel and Assistant Secretary of VK/AC
                                       Holding, Inc. Prior to April of 1998, Van Kampen Merritt
                                       Equity Advisors Corp. Prior to April of 1997, Senior Vice
                                       President, Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van Kampen
                                       Merritt Holdings Corp. Prior to September of 1996, Mr.
                                       Martin was Deputy General Counsel and Secretary of McCarthy,
                                       Crisanti & Maffei, Inc., and prior to July of 1996, he was
                                       Senior Vice President, Deputy General Counsel and Secretary
                                       of VSM Inc. and VCJ Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen, the Advisers, the Distributor, Van
  Assistant Secretary                  Kampen Management Inc. and Van Kampen Advisors Inc. Prior to
                                       September of 1996, Mr. Wetherell was Assistant Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen and the Advisers. Assistant
  Date of Birth: 10/16/64              Treasurer of each of the funds in the Fund Complex and other
  Assistant Treasurer                  investment companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person, of the Advisers, the Distributor, Van Kampen or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund

Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



  Additional information regarding compensation and benefits for trustees eligible for compensation is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                             FUND COMPLEX
                                                     ------------------------------------------------------------
                                                          AGGREGATE             AGGREGATE              TOTAL
                                                         PENSION OR         ESTIMATED MAXIMUM      COMPENSATION
                          AGGREGATE COMPENSATION     RETIREMENT BENEFITS     ANNUAL BENEFITS      BEFORE DEFERRAL
                         BEFORE DEFERRAL FROM THE    ACCRUED AS PART OF     FROM THE FUND UPON       FROM FUND
       NAME(1)                   TRUST(2)                EXPENSES(3)          RETIREMENT(4)         COMPLEX(5)
       -------           ------------------------    -------------------    ------------------    ---------------
J. Miles Branagan*                $6,810                   $30,328               $60,000             $111,197
Linda Hutton Heagy*                6,210                     3,141                60,000              111,197
R. Craig Kennedy*                  6,810                     2,229                60,000              111,197
Jack E. Nelson*                    6,810                    15,820                60,000              104,322
Jerome L. Robinson                 4,500                    32,020                15,750              107,947
Phillip B. Rooney*                 6,810                         0                60,000               74,697
Dr. Fernando Sisto*                6,810                    60,208                60,000              111,197
Wayne W. Whalen*                   6,810                    10,788                60,000              111,197


---------------

*  Currently a member of the Board of Trustees.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore has no historical information to report as of the date of this Statement of Additional Information.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1998. The detail of aggregate compensation before deferral from each series of the Trust, including the Fund, is shown in Table A below. The following trustees deferred compensation from all three series of the Trust, including the Fund during the fiscal year ended June 30, 1998 as follows; Mr. Branagan, $6,810; Ms. Heagy, $6,210; Mr. Kennedy, $3,406; Mr. Nelson, $6,810; Mr. Robinson, $4,500; Mr. Rooney, $6,810; Dr. Sisto, $3,406; and Mr. Whalen, $6,810. The
    detail of amounts deferred for each series of the Trust, including the Fund is shown, in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all three series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1998 is as follows:

    Mr. Branagan, $17,434; Mr. Gaughan, $9,426; Ms. Heagy, $23,877; Mr. Kennedy, $40,248; Mr. Miller, $31,230; Mr. Nelson, $55,643; Mr. Rees, $9,322; Mr.
    Robinson, $46,656; Mr. Rooney, $7,804; Dr. Sisto, $6,490; and Mr. Whalen, $47,019. The detail of cumulative deferred compensation (including interest) for each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by all of the operating investment companies in the Fund Complex for each of the trustees for such investment companies' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees of each series of the Trust since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



                                                                         TABLE A



     FISCAL YEAR 1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $2,451    $2,451    $1,500    $2,451   $2,451   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    2,159    2,159      1,500    2,159     2,159    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    2,200    2,200      1,500    2,200     2,200    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $6,810    $6,810    $4,500    $6,810   $6,810   $6,810



                                                                         TABLE B



             FISCAL YEAR 1998 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $1,226    $2,451    $1,500    $2,451   $1,226   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    1,080    2,159      1,500    2,159     1,080    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    1,100    2,200      1,500    2,200     1,100    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $3,406    $6,810    $4,500    $6,810   $3,406   $6,810

                                                                         TABLE C



       FISCAL YEAR 1998 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                   TRUSTEE
                                                      ------------------------------------------------------------------

                                            FISCAL
                FUND NAME                  YEAR-END   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN
                ---------                  --------   --------    -----    -------   ------    ------   -----    ------
 High Yield Fund..........................  06/30     $ 6,007    $ 8,152   $13,515   $18,744   $2,799   $2,257   $15,867
 Short-Term Global Income Fund............  06/30       5,691      7,841    13,355    18,427    2,480    2,106    15,554
 Strategic Income Fund....................  06/30       5,736      7,884    13,378    18,472    2,525    2,127    15,598
                                                      -------    -------   -------   -------   ------   ------   -------
   Trust Total............................            $17,434    $23,877   $40,248   $55,643   $7,804   $6,490   $47,019

                                                           TRUSTEE
                                            -------------------------------------
                                                       FORMER TRUSTEES
                                            -------------------------------------
                FUND NAME                   GAUGHAN   MILLER     REES    ROBINSON
                ---------                   -------   ------     ----    --------
 High Yield Fund..........................  $3,142    $10,410   $3,018   $15,552
 Short-Term Global Income Fund............   3,142     10,410    3,152    15,552
 Strategic Income Fund....................   3,142     10,410    3,152    15,552
                                            ------    -------   ------   -------
   Trust Total............................  $9,426    $31,230   $9,322   $46,656



                                                                         TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO   WHALEN
---------                                               --------   -----    -------   ------   --------   ------   -----   ------
  High Yield Fund......................................   1995      1995     1993      1986      1992      1997    1995     1986
  Short-Term Global Income Fund........................   1995      1995     1993      1990      1992      1997    1995     1990
  Strategic Income Fund................................   1995      1995     1993      1993      1993      1997    1995     1993



  As of October 16, 1998, the trustees and officers of the Fund as a group owned less than 1% of the Shares of the Fund.



  As of October 16, 1998, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                             OWNERSHIP AT
                                                             SEPTEMBER 3,        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                        1998             SHARES        OWNERSHIP
               --------------------------                    ------------        --------       ----------
Xerox Financial Services.................................      1,430,628            A            20.109%
Life Insurance Company
Van Kampen Trust Company,................................        388,839            A             5.466%
2800 Post Oak Blvd.                                              131,901            B            11.534%
Houston, Texas 77056
J.C. Bradford & Co. Cust FBO.............................      12,841.04            C            25.913%
Mary A. Murphy
330 Commerce St.
Nashville, TN 37201-1899
Davenport & Co. LLC FBO..................................      11,949.60            C            24.114%
Rountree Construction Co. Inc.
Attn James R. Rountree
P.O. Box 5369
Suffolk, VA 23435-0369
Davenport & Co. LLC FBO..................................       6,126.53            C            12.363%
Ronald D. Foster TSTEE
Bowman Foster & Assoc. PC PSP
U/A DTD 5/27/96
4 Koger Ctr. Ste. 1
Norfolk, VA 23802-4110
J.C. Bradford & Co. Cust FBO.............................       4,487.57            C             9.056%
Mary Alice Murphy
330 Commerce St.
Nashville, TN 37201-1899

                                                               AMOUNT OF
                                                             OWNERSHIP AT
                                                             SEPTEMBER 3,        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                        1998             SHARES        OWNERSHIP
               --------------------------                    ------------        --------       ----------
Donaldson Lufkin Jenrette Securities Corp., Inc. ........       3,495.88            C             7.055%
P.O. Box 2062
Jersey City, NJ 07303-2052



  Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                TRANSFER AGENCY


  During the fiscal years ended June 30, 1998, 1997 and 1996, Van Kampen Investor Services Inc., transfer agent, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $133,400, $185,200 and $269,400, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. Prior to 1998, the transfer agency prices were determined on a cost plus profit basis.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT.


  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.


  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized advisory expenses of $434,761, $605,689 and $882,054, respectively.


OTHER AGREEMENTS.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.


  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $13,400, $7,300 and $9,900, respectively, representing the Adviser's cost of providing accounting services.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $9,600, $15,300 and $14,300, respectively, representing Van Kampen Investments Inc.'s cost of providing legal services.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially.


  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.



  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as set forth above to the Fund and Adviser, (ii) have sold or are selling shares of the Fund and (iii) are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.


  During the year ended June 30, 1998, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



  The fund paid the following commissions to all brokers and affiliated brokers during the periods shown.



                                                                             AFFILIATED BROKERS
                                                                        ----------------------------
                                                              BROKERS   MORGAN STANLEY   DEAN WITTER
                                                              -------   --------------   -----------
Commissions paid:
  Fiscal year 1996..........................................   $  0          N/A             N/A
  Fiscal year 1997..........................................   $  0          $ 0             $ 0
  Fiscal year 1998..........................................   $555          $ 0             $ 0
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions...........               0%              0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................               0%              0%


                             TAX STATUS OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the

"Code"). If the Fund complies with certain requirement of the Code relating to, among other things, the source of its income and the diversification of its assets, the Fund will not be subject to federal income tax on any income distributed to its shareholders. The Fund will be subject to tax, among other things, if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


                                THE DISTRIBUTOR


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the fiscal periods indicated are as follows:



                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1998.............................       $ 2,983             $  239
Fiscal Year Ended June 30, 1997.............................       $16,240             $  694
Fiscal Year Ended June 30, 1996.............................       $ 8,162             $1,543



                         DISTRIBUTION AND SERVICE PLANS


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the year ended June 30, 1998, the Fund's aggregate expenses under the Class A Plan were $99,368 or 0.25% of the Class A shares' average net assets for fees paid to financial intermediaries for servicing Class A shareholders and administering the Plans. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Class B Plan were $397,936 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $290,826 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $107,110 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Plans for Class C shares were $2,668 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,013 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $1,655 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                            PERFORMANCE INFORMATION


  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


CLASS A SHARES


  The Fund's yield with respect to the Class A Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.05%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class A Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.84%.



  The Fund's average total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares for the (i) the one year period ended June 30, 1998 was 0.14%, (ii) the five year period ended June 30, 1998 was 2.31% and (iii) the approximately 93 month period from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1998 was 3.92%.



  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 34.76%.



  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 39.35%.

CLASS B SHARES


  The Fund's yield with respect to the Class B Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.50%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class B Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.26%.



  The Fund's average total return, including the payment of the maximum CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1998 was (0.25%), (ii) the five year period ended June 30, 1998 was 2.24%, and
(iii) the approximately 84 month period from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1998 was 3.37%.



  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class B Shares from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 25.87%.



  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class B Shares from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 25.87%.


CLASS C SHARES


  The Fund's yield with respect to the Class C Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.50%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class C Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.26%.



  The Fund's average total return, including the payment of the maximum CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1998 was 1.69%, and (ii) the approximately 59 month period from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1998 was 1.80%.



  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class C Shares from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 9.09%.



  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class C Shares from August 13, 1993 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance was 9.09%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Short-Term Global Income Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 7, 1998

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                       Description                      Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           CORPORATE BONDS  39.2%
           ELECTRONICS  1.5%
  1,000      CIA Transporte Energia, 144A -- US$ (a)........   8.625%   04/01/03  $   972,500
                                                                                  -----------
           ENERGY  8.3%
  2,500      Empresa Col de Petrolos -- US$.................   7.250    07/08/98    2,500,000
  1,850      Petroliam Nasional Berhad, 144A -- US$
             (a)(b).........................................   6.875    07/01/03    1,629,110
  1,500      Petroliam Nasional Berhad, 144A -- US$
             (a)(b).........................................   6.625    10/18/01    1,360,950
                                                                                  -----------
                                                                                    5,490,060
                                                                                  -----------
           FINANCE  19.4%
  1,000      Exp-Imp Bank Korea -- US$......................   6.500    05/15/00      928,040
  1,200      GMAC -- GBP....................................   5.839    09/25/02    1,999,633
    500      Korea Development Bank -- US$ (b)..............   6.625    11/21/03      401,415
  1,000      Korea Development Bank -- US$..................   7.900    02/01/02      891,510
  3,990      Korea Development Bank -- US$ (b)..............   6.250    05/01/00    3,650,770
  1,000      NBG Finance PLC -- US$.........................       *    06/24/07      991,250
  2,500      Nordic Investment Bank -- NZ$..................   6.750    09/16/99    1,276,289
    500      SB Treasury Co. LLC, 144A -- GBP (a)(b)........   9.400    12/29/49      492,813
  2,000      Union Bank of Norway, 144A -- US$ (a)..........   9.100    10/25/00    2,115,000
                                                                                  -----------
                                                                                   12,746,720
                                                                                  -----------
           UTILITIES  10.0%
  3,000      Empresa Electrica Del Notre, 144A -- US$ (a)...   7.750    03/15/06    2,590,590
  1,000      Korea Electric Power Co., 144A -- US$ (a)......  10.000    04/01/01      951,600
  3,000      Niagara Mohawk Power Corp -- US$...............   6.500    07/01/99    2,994,300
                                                                                  -----------
                                                                                    6,536,490
                                                                                  -----------
           Total Corporate Bonds................................................   25,745,770
                                                                                  -----------
           FOREIGN GOVERNMENT AND AGENCY SECURITIES  30.2%
           COLOMBIA  3.0%
  1,000      Republic of Colombia -- US$....................   8.000    06/14/01      997,500
  1,000      Republic of Colombia -- US$....................   7.250    02/15/03      935,000
                                                                                  -----------
                                                                                    1,932,500
                                                                                  -----------
           GREECE  4.7%
320,000      Hellenic Republic -- GRD.......................   9.800    03/21/00    1,034,483
599,000      Hellenic Republic -- GRD.......................   8.800    06/19/07    2,079,314
                                                                                  -----------
                                                                                    3,113,797
                                                                                  -----------
           MEXICO  2.4%
  1,680      United Mexican States -- US$...................   5.820    06/28/01    1,589,246
                                                                                  -----------
           NEW ZEALAND  5.6%
  3,900      International Bank for Recon & Dev -- NZ$......       *    08/20/07    1,109,495
  4,500      New Zealand Government -- NZ$..................   8.000    11/15/06    2,574,750
                                                                                  -----------
                                                                                    3,684,245
                                                                                  -----------
           PANAMA  2.3%
  1,500      Republic of Panama, 144A -- US$ (a)(b).........   7.875    02/13/02    1,485,000
                                                                                  -----------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                       Description                      Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           POLAND  4.1%
  3,000      Poland PDI Bond -- US$.........................   4.000%   10/27/14    2,701,875
                                                                                  -----------
           SOUTH AFRICA  1.6%
  1,000      Republic of South Africa -- US$................   9.625    12/15/99    1,041,500
                                                                                  -----------
           UNITED KINGDOM  6.5%
  2,500      United Kingdom Treasury -- GBP.................   7.000    06/07/02    4,248,551
                                                                                  -----------
           Total Foreign Government and Agency Securities.......................   19,796,714
                                                                                  -----------
           US GOVERNMENT AND AGENCY OBLIGATIONS  2.0%
  2,600      FNMA -- NZ$....................................   7.250    06/20/02    1,342,790
                                                                                  -----------
           MORTGAGE BACKED OBLIGATIONS  11.8%
  7,650    RAST 1998-A4 -- US$..............................   6.750    05/25/98    7,693,031
                                                                                  -----------
           PREFERRED STOCK  0.6%
  6,000    Avalon Bay Communities, Inc. -- US$..................................      155,250
 10,000    First Industrial Realty Trust -- US$.................................      252,500
                                                                                  -----------
           Total Preferred Stock................................................      407,750
                                                                                  -----------
REPURCHASE AGREEMENT  16.2%
  J P Morgan (Collateralized by U. S. Treasury Bonds, $10,598,000 par,
  5.500% coupon, due 08/15/13, dated 06/30/98, to be sold on 07/01/98 at $10,599,619)
  (Cost $10,598,000)............................................................   10,598,000
                                                                                  -----------
TOTAL INVESTMENTS  100.0%
  (Cost $67,049,220)............................................................   65,584,055
FOREIGN CURRENCY  0.0%
  (Cost $38,824)................................................................       38,824
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%.....................................      (12,868)
                                                                                  -----------
NET ASSETS  100.0%..............................................................  $65,610,011
                                                                                  ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures and forward currency contracts.

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

     The following table summarizes the portfolio composition at June 30, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Repurchase Agreement......    16.2%
AAA.......................    27.8
A.........................    12.3
BBB.......................    20.8
BB........................    18.2
NR........................     4.7
                             -----
                             100.0%
                             =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreement of
  $10,598,000 (Cost $67,049,220)............................  $ 65,584,055
Cash........................................................       219,403
Foreign Currency (Cost $38,824).............................        38,824
Receivables:
  Investments Sold..........................................     3,031,497
  Interest..................................................       687,419
  Fund Shares Sold..........................................         4,148
  Variation Margin on Futures...............................         2,494
Other.......................................................           821
                                                              ------------
      Total Assets..........................................    69,568,661
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,151,356
  Forward Currency Contracts................................     1,110,289
  Fund Shares Repurchased...................................       149,104
  Income Distributions......................................       117,946
  Distributor and Affiliates................................        98,860
  Investment Advisory Fee...................................        30,165
Accrued Expenses............................................       180,497
Trustees' Deferred Compensation and Retirement Plans........       120,433
                                                              ------------
      Total Liabilities.....................................     3,958,650
                                                              ------------
NET ASSETS..................................................  $ 65,610,011
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $133,355,401
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,985,847)
Net Unrealized Depreciation.................................    (2,416,979)
Accumulated Net Realized Loss...............................   (63,342,564)
                                                              ------------
NET ASSETS..................................................  $ 65,610,011
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $45,725,525 and 6,222,565 shares of
    beneficial interest issued and outstanding).............  $       7.35
    Maximum sales charge (3.25%* of offering price).........           .25
                                                              ------------
    Maximum offering price to public........................  $       7.60
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,551,829 and 2,661,333 shares of
    beneficial interest issued and outstanding).............  $       7.35
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $332,657 and 45,275 shares of beneficial
    interest issued and outstanding)........................  $       7.35
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $13,886)......  $ 5,294,057
Dividends...................................................       14,298
                                                              -----------
    Total Income............................................    5,308,355
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $102,020, $379,656 and $2,737,
  respectively).............................................      484,413
Investment Advisory Fee.....................................      434,761
Shareholder Services........................................      196,607
Custody.....................................................       51,999
Trustees' Fees and Expenses.................................       28,422
Legal.......................................................       12,375
Other.......................................................      199,558
                                                              -----------
    Total Expenses..........................................    1,408,135
    Less Expenses Reimbursed................................       14,546
                                                              -----------
    Net Expenses............................................    1,393,589
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,914,766
                                                              -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   863,170
  Options...................................................       18,292
  Futures...................................................     (119,252)
  Forwards..................................................    3,165,132
  Foreign Currency Transactions.............................   (4,194,518)
                                                              -----------
Net Realized Loss...........................................     (267,176)
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,420,976)
                                                              -----------
  End of the Period:
    Investments.............................................   (1,465,165)
    Forwards................................................     (939,286)
    Futures.................................................      (12,353)
    Foreign Currency Translation............................         (175)
                                                              -----------
                                                               (2,416,979)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (996,003)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,263,179)
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,651,587
                                                              -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                               Year Ended     Year Ended
                                                              June 30, 1998  June 30, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $  3,914,766   $  5,420,224
Net Realized Gain/Loss......................................      (267,176)     1,725,990
Net Unrealized Depreciation During the Period...............      (996,003)    (1,136,411)
                                                              ------------   ------------
Change in Net Assets from Operations........................     2,651,587      6,009,803
                                                              ------------   ------------
Distributions from Net Investment Income....................    (3,914,766)    (5,420,224)
Distributions in Excess of Net Investment Income............      (331,088)    (1,573,147)
                                                              ------------   ------------
Distributions from and in Excess of Net Investment
  Income*...................................................    (4,245,854)    (6,993,371)
Return of Capital Distribution*.............................      (290,326)       (91,680)
                                                              ------------   ------------
Total Distributions.........................................    (4,536,180)    (7,085,051)
                                                              ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (1,884,593)    (1,075,248)
                                                              ------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    19,032,931      3,720,807
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     2,772,850      4,048,955
Cost of Shares Repurchased..................................   (46,043,368)   (46,302,530)
                                                              ------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   (24,237,587)   (38,532,768)
                                                              ------------   ------------
TOTAL DECREASE IN NET ASSETS................................   (26,122,180)   (39,608,016)
NET ASSETS:
Beginning of the Period.....................................    91,732,191    131,340,207
                                                              ------------   ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,985,847 and
  $455,277, respectively)...................................  $ 65,610,011   $ 91,732,191
                                                              ============   ============

                                            Year Ended      Year Ended
*Distributions by Class                    June 30, 1998   June 30, 1997
------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares..........................  $(2,310,645)    $(3,003,963)
  Class B Shares..........................   (1,921,964)     (3,977,304)
  Class C Shares..........................      (13,245)        (12,104)
                                            -----------     -----------
                                            $(4,245,854)    $(6,993,371)
                                            ===========     ===========
Return of Capital Distribution:
  Class A Shares..........................  $  (179,548)    $   (40,726)
  Class B Shares..........................     (109,531)        (50,795)
  Class C Shares..........................       (1,247)           (159)
                                            -----------     -----------
                                            $  (290,326)    $   (91,680)
                                            ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended June 30,
                                                -------------------------------------------
                Class A Shares                   1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......   $7.55    $7.62    $7.56    $8.15     $9.11
                                                 -----    -----    -----    -----     -----
Net Investment Income.........................     .39      .42      .49      .50       .59
Net Realized and Unrealized Gain/Loss.........    (.13)     .03      .16     (.45)     (.89)
                                                 -----    -----    -----    -----     -----
Total from Investment Operations..............     .26      .45      .65      .05      (.30)
                                                 -----    -----    -----    -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income.........................     .42      .51      -0-      .37       .35
  Return of Capital Distribution..............     .04      .01      .59      .27       .31
                                                 -----    -----    -----    -----     -----
Total Distributions...........................     .46      .52      .59      .64       .66
                                                 -----    -----    -----    -----     -----
Net Asset Value, End of the Period............   $7.35    $7.55    $7.62    $7.56     $8.15
                                                 =====    =====    =====    =====     =====
Total Return* (a).............................   3.46%    6.09%    8.81%     .69%    (3.61%)
Net Assets at End of the Period (In
  millions)...................................   $45.7    $39.5    $50.1    $72.5    $147.7
Ratio of Expenses to Average Net Assets* (b)..   1.39%    1.33%    1.31%    1.14%     1.13%
Ratio of Net Investment Income to Average
  Net Assets*.................................   5.40%    5.37%    6.54%    7.20%     6.64%
Portfolio Turnover............................    175%     378%     225%     204%      259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)...   1.41%    1.36%    1.34%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets..................................   5.38%    5.34%    6.51%      N/A       N/A

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                           Year Ended June 30,
                                              ----------------------------------------------
               Class B Shares                 1998(a)    1997(a)    1996     1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....   $7.55      $7.62     $7.56    $8.15     $9.10
                                               -----      -----     -----    -----     -----
Net Investment Income.......................     .36        .35       .39      .41       .54
Net Realized and Unrealized Gain/Loss.......    (.16)       .04       .20     (.42)     (.90)
                                               -----      -----     -----    -----     -----
Total from Investment Operations............     .20        .39       .59     (.01)     (.36)
                                               -----      -----     -----    -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .37        .45       -0-      .34       .32
  Return of Capital Distribution............     .03        .01       .53      .24       .27
                                               -----      -----     -----    -----     -----
Total Distributions.........................     .40        .46       .53      .58       .59
                                               -----      -----     -----    -----     -----
Net Asset Value, End of the Period..........   $7.35      $7.55     $7.62    $7.56     $8.15
                                               =====      =====     =====    =====     =====
Total Return* (b)...........................   2.67%      5.29%     8.02%    (.14%)   (4.22%)
Net Assets at End of the Period (In
  millions).................................   $19.6      $52.1     $81.1    $127.9   $271.8
Ratio of Expenses to Average Net
  Assets* (c)...............................   2.16%      2.09%     2.09%    1.96%     1.85%
Ratio of Net Investment Income to Average
  Net Assets*...............................   4.48%      4.62%     5.79%    6.42%     5.91%
Portfolio Turnover..........................    175%       378%      225%     204%      259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c).......................................   2.18%      2.12%     2.12%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets................................   4.46%      4.59%     5.76%      N/A       N/A

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            August 13, 1993
                                           Year Ended June 30,              (Commencement of
                                  --------------------------------------    Distribution) to
         Class C Shares           1998(a)    1997(a)     1996      1995      June 30, 1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................   $7.55       $7.62     $7.56     $8.16                $9.24
                                   -----       -----     -----     -----                -----
Net Investment Income...........     .34         .35       .45       .50                  .49
Net Realized and Unrealized
  Gain/Loss.....................    (.14)        .04       .14      (.52)               (1.05)
                                   -----       -----     -----     -----                -----
Total from Investment
  Operations....................     .20         .39       .59      (.02)                (.56)
                                   -----       -----     -----     -----                -----
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .37         .45       -0-       .34                  .27
  Return of Capital
    Distribution................     .03         .01       .53       .24                  .25
                                   -----       -----     -----     -----                -----
Total Distributions.............     .40         .46       .53       .58                  .52
                                   -----       -----     -----     -----                -----
Net Asset Value, End of the
  Period........................   $7.35       $7.55     $7.62     $7.56                $8.16
                                   =====       =====     =====     =====                =====
Total Return* (b)...............   2.67%       5.29%     8.03%     (.27%)              (6.32%)**
Net Assets at End of the Period
  (In millions).................     $.3         $.2       $.2       $.2                  $.2
Ratio of Expenses to Average Net
  Assets* (c)...................   2.16%       2.09%     2.07%     1.96%                1.84%
Ratio of Net Investment Income
  to Average Net Assets*........   4.67%       4.63%     5.72%     6.30%                5.83%
Portfolio Turnover..............    175%        378%      225%      204%                 259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)....................   2.17%      2.12%     2.09%       N/A                  N/A
Ratio of Net Investment Income
  to Average Net Assets.........   4.65%      4.60%     5.69%       N/A                  N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Short-Term Global Income Fund, formerly known as Van Kampen American Capital Short-Term Global Income Fund, (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in

                                 June 30, 1998
--------------------------------------------------------------------------------

repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $63,342,563 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on open options and forward transactions at June 30, 1998.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $67,088,044; the aggregate gross unrealized appreciation is $280,558 and

                                 June 30, 1998
--------------------------------------------------------------------------------

the aggregate gross unrealized depreciation is $1,745,723 resulting in net unrealized depreciation of $1,465,165.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax differences relating to net realized currency losses totaling $1,199,482 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $23,000 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $133,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                 June 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $68,828,371, $64,184,630 and $342,400, for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                         SHARES         VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................      2,451,703   $ 18,354,657
  Class B..........................................         64,808        487,442
  Class C..........................................         25,354        190,832
                                                       -----------   ------------
Total Sales........................................      2,541,865   $ 19,032,931
                                                       ===========   ============
Dividend Reinvestment:
  Class A..........................................        227,701   $  1,709,854
  Class B..........................................        139,292      1,048,650
  Class C..........................................          1,914         14,346
                                                       -----------   ------------
Total Dividend Reinvestment........................        368,907   $  2,772,850
                                                       ===========   ============
Repurchases:
  Class A..........................................     (1,683,807)  $(12,642,954)
  Class B..........................................     (4,446,060)   (33,357,245)
  Class C..........................................         (5,747)       (43,169)
                                                       -----------   ------------
Total Repurchases..................................     (6,135,614)  $(46,043,368)
                                                       ===========   ============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $61,586,362, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       258,752   $  1,966,958
  Class B..........................................       212,311      1,604,749
  Class C..........................................        19,713        149,100
                                                       ----------   ------------
Total Sales........................................       490,776   $  3,720,807
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       261,651   $  1,982,096
  Class B..........................................       271,233      2,054,943
  Class C..........................................         1,572         11,916
                                                       ----------   ------------
Total Dividend Reinvestment........................       534,456   $  4,048,955
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,868,594)  $(14,169,926)
  Class B..........................................    (4,219,580)   (31,987,407)
  Class C..........................................       (19,067)      (145,197)
                                                       ----------   ------------
Total Repurchases..................................    (6,107,241)  $(46,302,530)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. Class C shares purchased before January 1, 1997 will automatically convert to Class A shares after the tenth year following purchase. The CDSC will be imposed on most redemptions made within three years of the

                                 June 30, 1998
--------------------------------------------------------------------------------

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.00%       None
Third..............................................          1.00%       None
Fourth and Thereafter..............................           None       None

     For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $200 and CDSC on redeemed shares of approximately $10,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $116,378,688 and $135,900,050, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                   CONTRACTS     PREMIUM
------------------------------------------------------------------------
Outstanding at June 30, 1997......................      1      $ (27,698)
Options Written and
  Purchased (Net).................................     12        444,910
Options Terminated in Closing
  Transactions (Net)..............................    (12)      (444,910)
Options Expired (Net).............................     (1)        27,698
                                                     ----      ---------
Outstanding at June 30, 1998......................    -0-      $     -0-
                                                     ====      =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997................................     -0-
Futures Opened..............................................     371
Futures Closed..............................................    (356)
                                                               -----
Outstanding at June 30, 1998................................      15
                                                               =====

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                                UNREALIZED
                                                 CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year German Mark Future June 1998
     (Current notional value $270,900 per
     contract)..................................     15       $     12,353
                                                   ====       ============

                                 June 30, 1998
--------------------------------------------------------------------------------

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At June 30, 1998, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                  FORWARD                      CURRENT     APPRECIATION/
            CURRENCY CONTRACTS                  VALUE      DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
Canadian Dollar,
  2,131,875 expiring 07/09/98..............  $ 1,449,027    $   (50,973)
Deutsche Mark,
  31,914,400 expiring 07/01/98-10/07/98....   17,729,210       (270,790)
Indonesian Rupiah,
  4,045,000,000 expiring
  09/29/98-10/13/98........................      245,862       (354,139)
Japanese Yen,
  1,509,287,000 expiring
  07/15/98-08/10/98........................   10,952,247       (547,753)
Philippine Peso,
  4,910,000 expiring 09/29/98..............      114,725        (24,763)
South Korea Won,
  2,282,750,000 expiring
  07/20/98-03/03/99........................    1,537,838        137,838
Thailand Baht,
  33,692,500 expiring 09/28/98-10/13/98....      751,058        (88,960)
                                             -----------    -----------
                                             $32,779,967     (1,199,540)
                                             ===========    -----------
SHORT CONTRACTS:
Greek Drachma,
  915,060,000 expiring 07/09/98............  $ 3,005,690         (5,690)
Japanese Yen,
  1,520,782,500 expiring
  07/01/98-07/27/98........................   11,020,331        479,669
New Zealand Dollar,
  8,166,298 expiring 07/10/98-07/15/98.....    4,245,357        (41,073)
Pound Sterling,
  3,650,917 expiring 07/02/98-07/15/98.....    6,093,874        (86,938)
South Korean Won,
  2,220,000,000 expiring 07/15/98..........    1,585,714        (85,714)
                                             -----------    -----------
                                             $25,950,966        260,254
                                             ===========    -----------
                                                            $  (939,286)
                                                            ===========

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, the Fund had realized losses on closed but unsettled forward currency contracts of $171,003 scheduled to settle between July 1, 1998 and October 27, 1999.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $320,100.

                      STATEMENT OF ADDITIONAL INFORMATION


                        VAN KAMPEN STRATEGIC INCOME FUND



  Van Kampen Strategic Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen Trust (the "Trust"), an open end management investment company. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a portfolio of income securities selected by Van Kampen Investment Advisory Corp., the Fund's investment adviser (the "Adviser"), from the following market sectors: U.S. government securities; domestic investment grade income securities; domestic lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. The Adviser will allocate the Fund's investments among these market sectors based on its evaluation of the relative investment opportunities and investment risks presented by such sectors from time to time. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities and at least 40% of the Fund's total assets will be invested in U.S. government securities and investment grade rated income securities. A substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers in emerging market countries and securities rated in the lowest rating category. Investment in lower grade income securities involves significant risks. Lower grade securities commonly are referred to as "junk bonds." The Fund borrows money for investment purposes which will create the opportunity for increased return but also involves special risks. The Fund is allowed to invest in derivative mortgage back securities without limitation. In addition, the Fund may invest up to 20% in defaulted bank loans. There can be no assurance that the Fund will achieve its investment objectives.



  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus for the Fund (the "Prospectus") dated as of the date hereof. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 341-2911 ((800) 421-2833 for
the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


                               TABLE OF CONTENTS

The Fund and the Trust......................................    B-2
Investment Policies and Restrictions........................    B-3
Additional Investment Considerations........................    B-4
Description of Securities Ratings...........................    B-27
Trustees and Officers.......................................    B-33
Legal Counsel...............................................    B-43
Transfer Agency.............................................    B-43
Investment Advisory and Other Services......................    B-43
Custodian and Independent Accountants.......................    B-45
Portfolio Transactions and Brokerage Allocation.............    B-45
Tax Status of the Fund......................................    B-46
The Distributor.............................................    B-49
Distribution and Service Plans..............................    B-50
Performance Information.....................................    B-50
Report of Independent Accountants...........................    B-53
Financial Statements........................................    B-54
Notes to Financial Statements...............................    B-66



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1998.

                             THE FUND AND THE TRUST


  The Fund is a separate, non-diversified series of Van Kampen Trust (the "Trust"), an open-end management investment company. At present, the Fund, Van Kampen High Yield Fund, Van Kampen Short-Term Global Income Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for Federal income tax purposes.



  Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as Van Kampen Merritt Trust, a Massachusetts business trust created by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business Trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995. On July 14, 1998, the Trust adopted its current name.



  The Fund originally was organized, under the name Van Kampen Merritt Strategic Income Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital Strategic Income Fund. On July 14, 1998, the Fund adopted its current name.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objectives of the Fund are set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Fund will achieve its investment objectives.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

  1. Invest 25% or more of the value of its total assets in any single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

  2. Issue senior securities, borrow money or enter into reverse repurchase agreements or dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); provided that the Fund may, with respect to up to an additional 5% of its total assets, borrow from and enter into reverse repurchase agreements and dollar rolls with, any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with borrowings, reverse repurchase agreements, dollar rolls, and Strategic Transactions.

  3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities or the acquisition of securities subject to repurchase agreements, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

  4. Buy securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions, short term credits as may be necessary for the clearance of transactions nor borrowing, entering into reverse repurchase agreements or dollar rolls consistent with investment restriction 2. above is considered the purchase of a security on margin.

  5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

  6. Make investments for the purpose of exercising control or participation in management of any company other than a CMO issuer, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  7. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
     (iii) an exemption or other relief from the provisions of the 1940 Act.

  8. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  9. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions as they apply to the Fund or the Fund's fundamental investment objectives without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding Shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  In addition, to comply with federal tax requirements for qualifications as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the Trustees to the extent necessary to comply with changes to applicable tax requirements.


  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Fund and its Shareholders. A high portfolio turnover rate may result in the realization of more short-term capital gains taxable as ordinary income than if the Fund had a lower portfolio turnover rate.


                      ADDITIONAL INVESTMENT CONSIDERATIONS

  The following information supplements the information provided in the Prospectus under the headings "Investment Objectives and Policies" and "Other Investment Practices."

PORTFOLIO SECURITIES

  U.S. GOVERNMENT SECURITIES. U.S. government securities include securities issued by the U.S. government, such as U.S. Treasury securities, and securities issued or guaranteed by agencies of the U.S. government. U.S. Treasury securities are generally fixed rate securities. The Fund may invest in both adjustable rate and fixed rate securities issued or guaranteed by agencies of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

  U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. To the extent U.S. government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value of the Fund.

  MORTGAGE-BACKED SECURITIES. "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

  Mortgage-Backed Securities may represent an undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-Backed Securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a Mortgage-Backed Security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a Mortgage-Backed Security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.

  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal prepayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Stripped Mortgage-Backed Securities (defined herein) which are highly sensitive to changes in prepayment and interest rates.

  Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  The Fund's yield may also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

  During periods of declining interest rates, prepayment of mortgages underlying Mortgage-Backed Securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid Mortgage-Backed Securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

  Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interest in pools of residential mortgage loans originated by U.S. governmental or private lenders or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayment) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

  The guaranteed mortgage pass-through securities that the Fund may invest in include those issued or guaranteed by GNMA, FNMA and FHLMC. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to security holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. The Fund may also invest in other agency securities, including but not limited to securities issued by the Small Business Administration, Export-Import Bank of the United States, Federal Housing Administration, Farm Credit Administration, Federal Home Loan Banks, General Services Administration, U.S. Department of Transportation, U.S. Department of Housing and Urban Development, and Student Loan Marketing Association. These securities generally are not backed by the full faith and credit of the United States.

  Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement.

  GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veteran's Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

  GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans, (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

  FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

  Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

  Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate loans secured by multifamily projects.

  FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

  FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligation of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

  FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

  Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations which are secured by mortgage loans or other Mortgage-Backed Securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"). All future references to CMOs shall also be deemed to include REMICs.The Fund will not invest in REMIC residuals or other CMO residuals.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. By investing in particular tranches of a CMO with specified cash flows, the Fund may gain more predictability of cash flows than if it had invested in the underlying Mortgage Assets. Generally, the more predictable the cash flow of a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying Mortgage Assets, the market prices of and yield on these tranches tend to be more volatile.


  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as LIBOR. These adjustable rate tranches are known as "floating rate CMOs," "inverse floating CMOs" and "interest only CMOs". Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared. Inverse floating rate CMOs pay interest at rates that vary inversely with changes in market rates of interest and may pay a rate of interest determined by applying a multiple to the floating rate. Accordingly, when market rates of interest decrease, the change in value of inverse floating CMOs owned by the Fund will have a positive effect on the net asset value of the Fund and when market rates of interest increase, the change in value of inverse floating rate CMOs owned by the Fund will have a negative effect on the net asset value of the Fund. In addition, the extent of increases and decreases in the net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the net asset value of the Fund if the Fund held an equal principal amount of a fixed rate CMO security having similar credit quality, redemption provisions and maturity.


  The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. The Fund will not, however, invest in CMO residuals.

  In reliance on an SEC interpretation, the Fund's investment in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities,
(c) operate under general exemptive orders exempting them from all provisions of the

1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

  Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multi-class mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage-Backed Securities issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

  Stripped Mortgage-Backed Securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The market value of such Stripped Mortgage-Backed Securities, including adjustable rate U.S. government IOs, are subject to greater risk of fluctuation in response to changes in market interest rates than other adjustable rate securities, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.


  Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, certain Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.


  The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered include demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

  Adjustable Rate Mortgage-Backed Securities. Adjustable rate Mortgage-Backed Securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one month to three years, based on a spread over a specific interest rate or interest rate index. There are three main categories of indices: (i) those based on U.S. Government Securities,
(ii) those derived from a calculated measure such as a cost of funds index and
(iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

  Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Investors who redeem shares of the Fund prior to the time the coupon rates of the Fund's portfolio securities are adjusted could suffer some loss on their investment in the Fund's shares. Adjustable rate securities typically limit the maximum amount the coupon rate may be adjusted during any adjustment period, in any one year and during the term of the security. During periods of significant fluctuations in market rates of interest the net asset value of the Fund may fluctuate more significantly since these limits may prevent the Fund's portfolio securities from fully adjusting to reflect market rates.

  The Fund may invest in adjustable rate securities with interest rates that adjust or vary inversely to changes in market interest rates. Such securities, which are referred to as "inverse floating obligations," provide opportunities for high current income, but the market value of such securities may be more volatile in response to changes in market interest rates. Certain of such inverse floating obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating obligations are subject to greater risk of fluctuation than other adjustable rate securities which do not vary inversely to changes in market interest rates, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.


  ASSET-BACKED SECURITIES. "Asset-Backed Securities" have structural characteristics similar to Mortgage-Backed Securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Through the use of trusts and special purpose corporations, various types of assets, including assets such as automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.


  Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities, including the risk that these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issues of Asset-Backed Securities backed by automobile receivables permit the servicers of such receivable to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirement under state laws, the trustee for the holders of Asset-Backed Securities backed by automobile receivables may not have a proper security interest in the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate may also be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include derivative securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  DISCOUNT, ZERO COUPON SECURITIES AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

  Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security and to include the "interest" on payment-in-kind securities as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that entities such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon or payment-in-kind securities prior to their maturity or disposition, it will have income attributable to such securities, and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon and payment-in-kind securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result the Fund's current income ultimately may be reduced. See "Taxation."

  PREMIUM SECURITIES. The fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Fund on such investments may not exceed prevailing market yields. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  EQUITY FEATURES. Income securities may involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest of other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits). At times, the Fund may also acquire warrants and other equity securities in connection with the purchase of income securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments.

  PREFERRED STOCK. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus both on the security's dividend paying capacity and on its potential for appreciation.


  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.


  Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.


  In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Fund invests are likely to be acquired at a discount. See "Taxation."

  The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of Brady Bonds with returns in other bond markets.


  OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related income securities. Such obligations may include, but are limited to, participations and assignments in sovereign bank loans, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.


  The sovereign related income securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Sovereign related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

  Sovereign related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. European supranational entities, in particular, issue ECU-denominated obligations. Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.


EMERGENCE OF EASTERN EUROPEAN ECONOMIES



  In recent years there have been two key issues influencing the investment environment and economic conditions of Europe; the creation of the single market and the emergence of Eastern European economies Both of these factors have helped European companies by opening up new markets for growth.



  In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union are scheduled to establish fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).



  The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.



  Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.


  DEPOSITORY RECEIPTS. Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-domestic issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

  STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of other income securities, including income securities issued by foreign governments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in a class of Structured Investments that is subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

  PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund's direct investments, particularly in emerging foreign markets, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. If any privately placed securities held by the Fund were required to be registered under the securities laws of any jurisdiction prior to being resold, the Fund may be required to bear the expenses of registration.

  INDEXED INCOME SECURITIES. The Fund may invest in income securities issued by banks and other business entities that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including investment advisory and administrative fees) and, indirectly, the expenses of such investment companies (including investment advisory and administrative fees).

SPECIAL RISK FACTORS

  INVESTMENT IN LOWER GRADE INCOME SECURITIES. A substantial portion of the Fund's assets may be invested in lower grade securities, commonly referred to as "junk bonds." Debt securities rated BB or lower by S&P or Ba or lower by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. The Fund may invest in income securities rated in the lowest rating categories. These securities are considered to have extremely poor prospects of ever attaining any real investment standing.

  Lower grade income securities generally offer a higher yield than that available from higher grade income securities. However, lower grade income securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business or revenue forecasts. Similarly, certain emerging market governments that issue lower grade income securities are among the largest debtors to commercial banks, foreign governments and supranational organizations and may not be able or willing to obtain additional financing.

  Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default.

  INVESTMENTS IN FOREIGN INCOME SECURITIES. Investment in foreign income securities involves certain special risks not usually associated with investment in domestic income securities. The magnitude of such risks is generally greater with respect to investment in emerging market countries. Investments in foreign income securities involve risks relating to political and economic developments abroad. The economies of individual foreign emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by changes in the economic conditions in the countries with which they trade.

  With respect to many foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political instability, increased governmental regulation, social instability or diplomatic developments (including armed conflict) which could adversely affect the economies of such countries or the value of the Fund's investments in those countries.

  Foreign investment in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging income securities and increase the costs and expenses of the Fund. Certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in industries deemed important to national interests. In addition, certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. If a deterioration occurs in an emerging market country's balance of payments, the country might impose temporary restrictions on foreign capital remittances. Investing in local markets in certain countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

  Disclosure and regulatory standards in many respects are less stringent in many countries than in the U.S. There also may be a lower level of monitoring and regulation of securities markets and the activities of investors in such markets, and enforcement of existing regulations has in many instances been limited. Many of the foreign income securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers than is available concerning domestic companies. Foreign companies, and in particular, companies in emerging market countries are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to domestic companies.

  Because the Fund may invest in non-U.S. dollars-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile. In addition, there may be less timely and accurate information with respect to general economic conditions and trends in countries in which issuers of foreign income securities are located, particularly in emerging market countries.

  The costs associated with investing in foreign income securities frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign, income withholding or other government taxes.

  Foreign markets also have different clearance and settlement procedures, and in certain markets settlement may fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of such portfolio security.

  SOVEREIGN DEBT. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payment and trade difficulties and extreme poverty and unemployment. The issuer of sovereign debt or the governmental authorities that control the repayment of sovereign debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited.


  Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


INVESTMENT PRACTICES

  STRATEGIC TRANSACTIONS. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's income securities or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.

Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on domestic and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. See "Tax Status of the Fund."


  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment policy that limits the Fund's investments in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on the such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

  When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

  The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer of cash or liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

  The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or of securities issued or guaranteed by the U.S. government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  BORROWINGS AND OTHER TECHNIQUES. The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price which is greater than the sales price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements will be treated as borrowings for the purposes of the Fund's investment restriction on borrowings.

  In order to seek high current income, the Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type and coupon) securities on a specified future date from the same party at an agreed upon price which is less than the sales price. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The cash proceeds from the sale will be maintained by the Fund in a segregated account with its custodian in which cash or liquid securities will be equal in value to its obligations. Because such assets are maintained in a segregated account, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. "Covered rolls" are not subject to these segregation requirements. Dollar rolls will be treated as borrowings for purposes of the Fund's investment restriction on borrowings.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

  DEFENSIVE STRATEGIES. At times conditions in the markets may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest a portion or all of the Fund's assets in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's (or comparably rated by any other NRSROs); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other income securities that the Adviser considers consistent with such strategy. The yield on these securities generally is lower than the yield on the types of income securities in which the Fund will invest in normal market conditions.

  CREDIT QUALITY. The Fund's policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs.


  LIQUIDITY. The Fund may invest up to 15% of its total assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Fund may invest in income securities not registered under the Securities Act of 1933 (the "Securities Act"), but eligible for resale pursuant to Rule 144A under the Securities Act. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices. The Fund's limitations with respect to investment in illiquid securities does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are the Fund's purchases of securities issued by investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provision of the 1940 Act.


                       DESCRIPTION OF SECURITIES RATINGS


  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:


1. DEBT

       A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

       2. Nature of and provisions of the obligation:

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM DEBT--INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

        A-1   This highest category indicates that the degree of safety
             regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

        A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B     Issues rated "B" are regarded as having significant speculative characteristics.

        C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issuer.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA  This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong
       capacity to pay the preferred stock obligations.
  AA   A preferred stock issue rated "AA" also qualifies as a
       high-quality, fixed income security. The capacity to pay
       preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
       susceptible to the adverse effects of changes in
       circumstances and economic conditions.
  BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
       economic conditions or changing circumstances are more
       likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
       category.
  BB   Preferred stock rated "BB", "B", and "CCC" are regarded, on
  B    balance, as predominantly speculative with respect to the
  CCC  issuer's capacity to pay preferred stock obligations. "BB"
       indicates the lowest degree of speculation and "CCC" the
       highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
       uncertainties or major risk exposures to adverse conditions.
  CC   The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
  C    A preferred stock rated "C" is a nonpaying issue.
  D    A preferred stock rated "D" is a nonpaying issue with the
       issuer in default on debt instruments.
  NR:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or
       that S&P does not rate a particular type of obligation as a matter of policy.
       PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment or senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

          AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

          A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

          BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

          C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "AA" through "B" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman and a Director of Van Kampen, the Advisers and
2800 Post Oak Blvd.                         the Distributor. Chairman and a Director of Investor
Houston, TX 77056                           Services. Chairman of River View International Inc.
Date of Birth: 10/19/39                     Director or officer of certain other subsidiaries of Van
                                            Kampen. Chairman of the Board of Governors and the
                                            Executive Committee of the Investment Company Institute.
                                            Prior to July of 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996, President, Chief
                                            Executive Officer and a Director of VK/AC Holding, Inc.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and Trustee of other funds advised by the Advisers or Van
                                            Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., COMARCO, Inc., Applied Language
Suite 9700                                  Technologies, Focal Communications, and Lante
Chicago, IL 60606                           Corporation. Limited Partner of Evercore Partners, LLP.
Date of Birth: 10/29/53                     Trustee/Director of each of the Funds in the Fund
                                            Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen.
  Date of Birth: 05/20/42              President, Chief Operating Officer and a Director of the
  President                            Advisers, Van Kampen Advisors Inc., and Van Kampen
                                       Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee/Managing General Partner
                                       of VSM Inc. and VCJ Inc. President of each of the funds in the Fund Complex. President, Chairman of the Board and
                                       Trustee/Managing General Partner of other investment
                                       companies advised by the Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen. Mr. Nyberg is Executive Vice
  Vice President and Secretary         President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen. Director of ICI
                                       Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July of 1998,
                                       Director and Executive Vice President, General Counsel and
                                       Secretary of VK/AC Holding, Inc. Prior to April of 1998,
                                       Executive Vice President, General Counsel and Director of
                                       Van Kampen Merritt Equity Advisors Corp. Prior to April of
                                       1997, he was Executive Vice President, General Counsel and a
                                       Director of Van Kampen Merritt Equity Holdings Corp. Prior
                                       to September of 1996, he was General Counsel of McCarthy,
                                       Crisanti & Maffei, Inc. Prior to July of 1996, Mr. Nyberg
                                       was Executive Vice President and General Counsel of VSM Inc.
                                       and Executive Vice President and General Counsel of VCJ Inc.
                                       Vice President and Secretary of each of the funds in the
                                       Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen.
  Date of Birth: 11/10/44              Executive Vice President of the Asset Management and the
  Vice President                       Distributor. President and a Director of Investor Services,
                                       President and Chief Operating Officer of Van Kampen
                                       Recordkeeping Services Inc. Prior to July of 1998, Director
                                       and Executive Vice President of VK/AC Holding, Inc. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen and Van
  Date of Birth: 01/11/56              Kampen Management Inc. Senior Vice President and Chief
  Vice President                       Operating Officer of the Distributor. Vice President of each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or their
                                       affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen and the Advisers.
  Date of Birth: 08/20/55              Treasurer, Vice President and Chief Financial Officer of
  Treasurer, Vice President and Chief  each of the funds in the Fund Complex and certain other
  Financial Officer                    investment companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen and the Advisers. Controller of
  Date of Birth: 11/19/59              each of the funds in the Fund Complex and other investment
  Controller                           companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen. Vice President, Associate General Counsel and
  Assistant Secretary                  Assistant Secretary of the Advisers, the Distributor, Van
                                       Kampen Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63              Van Kampen. Vice President, Assistant Secretary and Senior
  Assistant Secretary                  Attorney of the Advisers, the Distributor, Investor
                                       Services, Van Kampen Management Inc., American Capital
                                       Contractual Services, Inc., Van Kampen Exchange Corp. and
                                       Van Kampen Advisors Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen. Senior Vice President, Deputy
  Assistant Secretary                  General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen, the Advisers, the Distributor, Van
  Assistant Secretary                  Kampen Management Inc. and Van Kampen Advisors Inc. Prior to
                                       September of 1996, Mr. Wetherell was Assistant Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen and the Advisers. Assistant
  Date of Birth: 10/16/64              Treasurer of each of the funds in the Fund Complex and other
  Assistant Treasurer                  investment companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, Van Kampen or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



  Additional information regarding compensation and benefits for trustees eligible for compensation is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                             FUND COMPLEX
                                                      ----------------------------------------------------------
                                                           AGGREGATE            AGGREGATE             TOTAL
                                                          PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                            AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                           BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
         NAME(1)                   TRUST(2)               EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
         -------           ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*                  $6,810                  $30,328              $60,000            $111,197
Linda Hutton Heagy*                  6,210                    3,141               60,000             111,197
R. Craig Kennedy*                    6,810                    2,229               60,000             111,197
Jack E. Nelson*                      6,810                   15,820               60,000             104,322
Jerome L. Robinson                   4,500                   32,020               15,750             107,947
Phillip B. Rooney*                   6,810                        0               60,000              74,697
Dr. Fernando Sisto*                  6,810                   60,208               60,000             111,197
Wayne W. Whalen*                     6,810                   10,788               60,000             111,197


---------------

*  Currently a member of the Board of Trustees.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore has no historical information to report as of the date of this Statement of Additional Information.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1998. The detail of aggregate compensation before deferral from each series of the Trust, including the Fund, is shown in Table A below. The following trustees deferred compensation from all three series of the Trust, including the Fund during the fiscal year ended June 30, 1998 as follows: Mr. Branagan, $6,810; Ms. Heagy, $6,210; Mr. Kennedy, $3,406; Mr. Nelson, $6,810; Mr. Robinson, $4,500; Mr. Rooney, $6,810; Dr. Sisto, $3,406; and Mr. Whalen, $6,810. The
    detail of amounts deferred for each series of the Trust, including the Fund, is shown, in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees from all three series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1998 is as follows: Mr. Branagan, $17,434; Mr. Gaughan, $9,426; Ms. Heagy, $23,877; Mr. Kennedy, $40,248; Mr. Miller, $31,230; Mr.
    Nelson, $55,643; Mr. Rees, $9,322; Mr. Robinson, $46,656; Mr. Rooney, $7,804; Dr. Sisto, $6,490; and Mr. Whalen, $47,019. The detail of cumulative deferred compensation (including interest) for each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by all of the operating investment companies in the Fund Complex for each of the Trustees for such investment companies' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees of each series of the Trust since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



                                                                         TABLE A



     FISCAL YEAR 1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $2,451    $2,451    $1,500    $2,451   $2,451   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    2,159    2,159      1,500    2,159     2,159    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    2,200    2,200      1,500    2,200     2,200    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $6,810    $6,810    $4,500    $6,810   $6,810   $6,810

                                                                         TABLE B



             FISCAL YEAR 1998 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
                 ---------                  --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $1,226    $2,451    $1,500    $2,451   $1,226   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    1,080    2,159      1,500    2,159     1,080    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    1,100    2,200      1,500    2,200     1,100    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $3,406    $6,810    $4,500    $6,810   $3,406   $6,810



                                                                         TABLE C



       FISCAL YEAR 1998 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                   TRUSTEE
                                                      ------------------------------------------------------------------

                                            FISCAL
                FUND NAME                  YEAR-END   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN
                ---------                  --------   --------    -----    -------   ------    ------   -----    ------
 High Yield Fund..........................  06/30     $ 6,007    $ 8,152   $13,515   $18,744   $2,799   $2,257   $15,867
 Short-Term Global Income Fund............  06/30       5,691      7,841    13,355    18,427    2,480    2,106    15,554
 Strategic Income Fund....................  06/30       5,736      7,884    13,378    18,472    2,525    2,127    15,598
                                                      -------    -------   -------   -------   ------   ------   -------
   Trust Total............................            $17,434    $23,877   $40,248   $55,643   $7,804   $6,490   $47,019

                                                           TRUSTEE
                                            -------------------------------------
                                                       FORMER TRUSTEES
                                            -------------------------------------
                FUND NAME                   GAUGHAN   MILLER     REES    ROBINSON
                ---------                   -------   ------     ----    --------
 High Yield Fund..........................  $3,142    $10,410   $3,018   $15,552
 Short-Term Global Income Fund............   3,142     10,410    3,152    15,552
 Strategic Income Fund....................   3,142     10,410    3,152    15,552
                                            ------    -------   ------
   Trust Total............................  $9,426    $31,230   $9,322   $46,656



                                                                         TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO   WHALEN
---------                                               --------   -----    -------   ------   --------   ------   -----   ------
  High Yield Fund......................................   1995      1995     1993      1986      1992      1997    1995     1986
  Short-Term Global Income Fund........................   1995      1995     1993      1990      1992      1997    1995     1990
  Strategic Income Fund................................   1995      1995     1993      1993      1993      1997    1995     1993



  As of October 16, 1998, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  As of October 16, 1998, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                 AMOUNT OF
                                                               OWNERSHIP AT       CLASS OF   PERCENTAGE
NAME AND ADDRESS OF HOLDER                                   SEPTEMBER , 1998      SHARES    OWNERSHIP
--------------------------                                  -------------------   --------   ----------
Van Kampen Trust Company..................................      265,229.07           A         7.019%
  2800 Post Oak Blvd.                                           350,545.04           B         5.658%
  Houston, TX 77056
Van Kampen TR.............................................
  IRA R/O Robert J Holuba
  2 Hackensack Ave
  Kearny, NJ 07032-4511
MLPF&S For the Sole.......................................      659,794.92           B        10.650%
  Benefit of Its Customers
  Attn: Fund Administration
  4800 Deer Lake Drive E
  3rd Floor
  Jacksonville, FL 32246-6484
Edward D. Jones and Co. F/A/O.............................       19,735.48           C         5.538%
  Edward D. Jones & Co. Custodian
  FBO Herman L. Durring IRA
  EDJ #271-90019-1-5
  P.O. Box 2500
  Maryland Hts, MO 63043-8500


  Van Kampen Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                TRANSFER AGENCY


  During the fiscal periods ended June 30, 1998, 1997 and 1996, Van Kampen Investor Services Inc., transfer agent, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $129,400, $158,700 and $128,300, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. Prior to 1998, the transfer agency prices were determined on a cost plus profit basis.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.


  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.


  For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund recognized advisory expenses of $1,262,844, $1,132,304 and $927,893, respectively.


OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.



  For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $11,600, $6,200 and $5,000, respectively, representing the Adviser's cost of providing accounting services.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $16,500, $13,600 and $8,700, respectively, representing Van Kampen Investments Inc.'s cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially.



  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.



  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

  During the year ended June 30, 1998, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown.



                                                                           AFFILIATED BROKERS
                                                                      ----------------------------
                                                            BROKERS   MORGAN STANLEY   DEAN WITTER
                                                            -------   --------------   -----------
Commissions paid:
  Fiscal year 1996........................................  $     0        N/A             N/A
  Fiscal year 1997........................................  $53,126        $ 0             $ 0
  Fiscal year 1998........................................  $19,191        $ 0             $ 0
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions.........               0%              0%
  Value of brokerage transactions with affiliate to total
     transactions.........................................               0%              0%


                             TAX STATUS OF THE FUND


  FEDERAL INCOME TAXATION. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies. For purposes of this requirement, the Treasury Department is authorized to issue (but has not yet issued) regulations excluding from qualifying income foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in securities.


  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.


  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), together with any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  Some of the Fund's investment practices (including those involving certain risk management transactions and foreign currency transactions) may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of this discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" received on such stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



  As an alternative to making the above-described election to treat the PPIC as a qualified electing fund, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of

PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


  DISTRIBUTIONS. Distribution of the Fund's net investment income are taxable to Shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates" below. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations.


  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value on the distribution date.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November, or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



  FOREIGN TAXES. It is expected that a portion of the interest earned by the Fund from non-U.S. issuers and in certain circumstances gains realized by the Fund will be subject to foreign withholding taxes. The tax rate to which such interest and gains will be subject will vary depending on the country or countries having taxing jurisdiction over a particular non-U.S. issuer and may be affected by the existence of an income tax treaty with the United States. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of "foreign corporations," the Fund may elect and currently intends to elect, for United States federal income tax purposes, to treat any foreign taxes paid by the Fund that can be treated as foreign income taxes under United States federal income tax principles as paid by its Shareholders. The Fund expects that it will be able to treat some, but not necessarily all, of the foreign taxes it will have to pay as foreign income taxes for United States federal income tax purposes. In addition, the Fund currently intends to treat investments in securities that are issued by, or that are treated under relevant United States federal income tax principles as issued by, foreign governments as not constituting securities of "foreign corporations" for purposes of meeting the 50% test described above. Accordingly, the Fund may not qualify for this election in all of its taxable years. For any year that the Fund so qualifies and makes such an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its Shareholders (in addition to other taxable dividends received) and (subject to certain limitations) Shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their respective pro rata portions from their United States taxable income, if any. A Shareholder who does not itemize deductions may not claim a deduction for foreign taxes. The Fund will notify each Shareholder within 60 days after the close of the Fund's taxable year as to whether the foreign income taxes paid by the Fund will qualify for "pass-through" treatment for that year and, if so, such notification will designate (i) each Shareholder's pro rata portion of the foreign income taxes paid and (ii) the portion of distributions that represents income derived from foreign sources.


  Generally, a foreign tax credit is subject to the limitation that it may not exceed the Shareholder's United States tax (before the credit) attributable to the Shareholder's total taxable income from foreign sources. For this purpose, the Shareholder's proportionate share of dividends paid by the Fund that represent income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities and certain currency gains and losses generally will be treated as derived from United States sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from the Fund that qualifies as foreign source income. The foregoing limitation may prevent a Shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by the Fund.


  SALES OF SHARES. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for federal income tax purposes. Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year.


  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                THE DISTRIBUTOR


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the fiscal periods indicated are as follows:



                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1998.............................       $239,538           $27,505
Fiscal Year Ended June 30, 1997.............................       $214,184           $26,483
Fiscal Year Ended 1966......................................       $195,066           $28,532

                         DISTRIBUTION AND SERVICE PLANS

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor, sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Distributor has entered into agreements with Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning the Merrill Program including, but not limited to, minimum size and operational requirements.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Plans for Class A Plan were $111,228; or 0.25% of the Class A shares' average net assets. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Class B Plan were $782,180 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $586,234 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $195,946 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Plans for Class C shares were $38,164 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $14,635 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $23,259 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                            PERFORMANCE INFORMATION


  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period. Yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first five years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a CDSC of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time the Fund may compare its performance to certain indices or utilize such indices to illustrate market trends in U.S. interest rates, including indices with respect to interest rates on 90 day U.S. Treasury bills and 30 year Treasury bonds. In addition, the Fund may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of the Fund.


  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


CLASS A SHARES


  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 7.45%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 7.35%.

  The Fund's average total return, including payment of the maximum sales charge, for (i) the one year ended June 30, 1998 was (1.06)% and (ii) the four year, six month period from December 31, 1993, the commencement of investment operations for Class A Shares of the Fund, through June 30, 1998 was 4.41%.



  The Fund's cumulative non-standardized total return, excluding the payment of the maximum sales charge, for Class A Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 27.46%.



  The Fund's cumulative non-standardized total return, including the payment of the maximum sales charge, for Class A Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 21.44%.


CLASS B SHARES


  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 7.05%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 6.93%.



  The Fund's average total return, including the payment of the CDSC, for (i) the one year ended June 30, 1998 was (.074)% and (ii) the four year, six month period from December 31, 1993, the commencement of investment operations for Class B Shares of the Fund, through June 30, 1998 was 4.46%.



  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, for Class B Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 23.01%.



  The Fund's cumulative non-standardized total return, including the payment of the CDSC, for Class B Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 21.72%.


CLASS C SHARES


  The Fund's yield for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 7.05%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 6.94%.



  The Fund's average total return, including the payment of the CDSC, for (i) the one year ended June 30, 1998 was 2.07% and (ii) the four year, six month period from December 31, 1993, the commencement of investment operations for Class C Shares of the Fund, through June 30, 1998 was 4.68%.



  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, for Class C Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 22.84%.



  The Fund's cumulative non-standardized total return, including the payment of the CDSC, for Class C Shares from inception through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 22.84%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Income Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 7, 1998

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             ASSET BACKED SECURITY  0.8%
    1,000    California Infrastructure 1997-1 A7 (b).....     6.420%  12/26/09   $  1,034,180
                                                                                 ------------
             CORPORATE BONDS  82.2%
             AUTOMOBILE  3.6%
      250    Aetna Industries, Inc. - US$................    11.875   10/01/06        271,250
    1,000    Federal-Mogul Corp. - US$...................     7.875   07/01/10        997,540
    2,565    General Motors Corp. - US$..................     8.100   06/15/24      2,822,296
      400    Talon Automotive Group, 144A - Private
             Placement - US$ (e).........................     9.625   05/01/08        403,000
                                                                                 ------------
                                                                                    4,494,086
                                                                                 ------------
             BANKING  15.4%
    2,000    Banco Credito Argentino, 144A - Private
             Placement - US$ (b) (e).....................     9.500   04/24/00      2,030,000
    2,000    Banco Latinoamericano de Exportaciones, SA,
             144A - Private Placement - US$ (b) (e)......     6.625   10/01/02      1,962,620
    9,078    Korea Development Bank - US$ (b)............     6.250   05/01/00      8,306,189
    1,500    Korea Development Bank - US$ (b)............     6.625   11/21/03      1,204,245
    3,000    MBNA Capital I - US$ (b)....................     8.278   12/02/26      3,257,397
    2,400    Sovereign Bancorp, Inc., 144A - Private
             Placement - US$ (e).........................     8.000   03/15/03      2,521,159
                                                                                 ------------
                                                                                   19,281,610
                                                                                 ------------
             BEVERAGE, FOOD & TOBACCO  6.2%
    1,000    Embotelladora Andina SA - US$ (b)...........     7.875   10/01/97        942,506
    2,000    Kroger Co. - US$............................     7.000   05/01/18      2,056,306
    2,500    Pepsi - Gemex - US$ (b).....................     9.750   03/01/04      2,550,000
    2,000    Shoppers Food Warehouse - US$...............     9.750   06/15/04      2,220,000
                                                                                 ------------
                                                                                    7,768,812
                                                                                 ------------
             BROADCASTING/TELEVISION  0.8%
    1,000    TV Azteca SA - US$..........................    10.125   02/15/04        997,500
                                                                                 ------------
             BUILDINGS AND REAL ESTATE  4.3%
    1,000    Cemex Intl Cap, LLC, 144A - Private
             Placement - US$ (e).........................     9.660   12/29/49        966,200
      250    Dell Webb Corp. - US$.......................     9.375   05/01/09        245,625
    2,500    Dynex Capital, Inc. - US$ (b)...............     7.875   07/15/02      2,451,200
      250    Kevco, Inc., 144A - Private Placement - US$
             (e).........................................    10.375   12/01/07        260,625
    1,500    Tyco International Group, SA - US$..........     6.250   06/15/13      1,498,695
                                                                                 ------------
                                                                                    5,422,345
                                                                                 ------------
             CHEMICALS, PLASTICS & RUBBER  0.3%
      325    Pioneer Americas Acquisition, Ser B - US$...     9.250   06/15/07        321,750
                                                                                 ------------
             CONTAINERS, PACKAGING & GLASS  4.7%
    5,355    SD Warren Co. - US$.........................    12.000   12/15/04      5,917,275
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             ELECTRONICS  1.9%
    1,500    Panamsat Corp., 144A - Private Placement -
             US$ (b) (e).................................     6.375%  01/15/08   $  1,493,267
    1,000    Philippine Long Distance Telephone Co. -
             US$.........................................     7.850   03/06/07        866,900
                                                                                 ------------
                                                                                    2,360,167
                                                                                 ------------
             ENERGY  0.8%
    1,000    Hurricane Hydrocarbons, 144A - Private
             Placement - US$ (e).........................    11.750   11/01/04        980,000
                                                                                 ------------
             FINANCE  0.7%
    1,000    Pera Financial, 144A - Private Placement -
             US$ (b) (e).................................     9.375   10/15/02        900,000
                                                                                 ------------
             GROCERY  0.4%
      500    Pantry, Inc., 144A - Private Placement - US$
             (e).........................................    10.250   10/15/07        508,750
                                                                                 ------------
             HEALTHCARE  0.6%
      750    Oxford Health Plans, 144A - Private
             Placement - US$ (e).........................    11.000   05/15/05        768,750
                                                                                 ------------
             HOTEL & GAMING  1.2%
      575    Booth Creek Ski Holdings, Ser B, 144A -
             Private Placement - US$ (b) (e).............    12.500   03/15/07        622,438
      750    Majestic Star Casino, LLC - US$.............    12.750   05/15/03        817,500
                                                                                 ------------
                                                                                    1,439,938
                                                                                 ------------
             INSURANCE  0.8%
    1,000    American Annuity, 144A - Private Placement -
             US$ (b) (e).................................     7.250   09/28/01      1,025,120
                                                                                 ------------
             MINING  1.0%
    1,250    CSN Iron SA, 144A - Private
             Placement - US$ (b) (e).....................     9.125   06/01/07      1,006,250
      250    Renco Steel Holdings, 144A - Private
             Placement - US$ (e).........................    10.875   02/01/05        251,250
                                                                                 ------------
                                                                                    1,257,500
                                                                                 ------------
             OIL & GAS  6.5%
      500    Dawson Product Services - US$ (b)...........     9.375   02/01/07        491,250
      500    Frontier Oil Corp., 144A - Private Placement
             -US$ (e)....................................     9.125   02/15/06        503,750
      500    Giant Industries - US$ (b)..................     9.750   11/15/03        522,500
    1,000    Lukinter Finance BV, 144A - Private
             Placement - US$ (b) (e).....................     *       11/03/03        750,000
    1,000    Noble Drilling Corp. - US$ (b)..............     9.125   07/01/06      1,116,090
    3,000    Oryx Energy Co. - US$ (b)...................     8.375   07/15/04      3,247,356
    1,500    Union Pacific Resources - US$...............     6.750   05/15/08      1,510,558
                                                                                 ------------
                                                                                    8,141,504
                                                                                 ------------
             PRINTING, PUBLISHING & BROADCASTING  0.9%
    1,000    CSC Holdings, Inc. - US$ (b)................    10.500   05/15/16      1,175,000
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             RETAIL  2.6%
      250    Big 5 Corp., Ser B - US$ (b)................    10.875%  11/15/07   $    260,000
      500    Community Distributors, Ser B - US$ (b).....    10.250   10/15/04        522,500
      400    Duane Reade, Inc. - US$ (b).................     9.250   02/15/08        408,000
    2,000    Fred Meyer, Inc. - US$ (b)..................     7.375   03/01/05      2,018,192
                                                                                 ------------
                                                                                    3,208,692
                                                                                 ------------
             TELECOMMUNICATIONS  14.8%
    1,500    Airtouch Communications - US$ (b)...........     6.650   05/01/08      1,534,011
    1,000    CIA International Telecommunication, 144A -
             Private Placement - US$ (e).................    10.375   08/01/04        820,000
    1,000    Century Communications - US$................     8.750   10/01/07      1,057,500
      500    Century Communications - US$ (b)............     9.500   03/01/05        543,750
      750    Fonorola, Inc. - US$........................    12.500   08/15/02        830,625
      500    Hermes Europe Railtel, BV - US$.............    11.500   08/15/07        567,500
      500    Intermedia Communications, Ser B - US$
             (c).........................................  0/11.250   07/15/07        366,875
      500    Intermedia Communications, 144A - Private
             Placement - US$ (e).........................     8.600   07/15/07        505,000
    3,689    MFS Communications - US$ (b)................     8.875   01/15/06      4,011,788
    1,000    Metronet Communications, 144A - Private
             Placement - US$ (c) (e).....................   0/9.950   06/15/08        615,000
    1,500    Millicom International - US$ (b) (c)........  0/13.500   06/01/06      1,158,750
      750    Netia Holdings BV, 144A - Private Placement
             - US$ (e)...................................    10.250   11/01/07        727,500
      500    Pinnacle Holdings, Inc., 144A - Private
             Placement - US$ (e).........................    10.000   03/15/08        328,750
    1,000    PSINET, Inc., Ser B - US$...................    10.000   02/15/05      1,017,500
      500    Satelites Mexicanos, SA, 144A - Private
             Placement - US$ (e).........................    10.125   11/01/04        490,000
      750    Spectrasite Holdings, Inc., 144A - Private
             Placement - US$ (e).........................    12.000   07/15/08        416,250
    3,000    Tele-Communications, Inc. - US$ (b).........     6.580   02/15/05      3,274,719
      500    Triton Communications, LLC, 144A - Private
             Placement - US$ (e).........................    11.000   05/01/08        282,500
                                                                                 ------------
                                                                                   18,548,018
                                                                                 ------------
             TEXTILES  0.7%
      350    Pillowtex Corp. - US$.......................    10.000   11/15/06        375,375
      250    Pillowtex Corp., 144A - Private Placement -
             US$ (e).....................................     9.000   12/15/07        256,875
      250    Scovill Fasteners, Inc., 144A - Private
             Placement - US$ (e).........................    11.250   11/30/07        258,125
                                                                                 ------------
                                                                                      890,375
                                                                                 ------------
             UTILITIES  14.0%
    1,000    Central Termica Guemes SA, 144A - Private
             Placement - US$ (b) (e).....................    12.000   11/26/01        970,000
    2,000    DR Investments, 144A - Private Placement -
             US$ (b) (e).................................     7.450   05/15/07      2,138,372
    1,000    Edelnor, 144A - Private Placement - US$
             (e).........................................     7.750   03/15/06        863,530

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
    1,000    Edelnor, 144A - Private Placement - US$
             (e).........................................    10.500%  06/15/05   $    992,000
    1,000    Endesa - Chile, 144A - Private Placement -
             US$ (e).....................................     7.750   07/14/08        986,210
      569    Midland Funding Corp. II - US$ (b)..........    10.330   07/23/02        614,790
      500    Niagara Mohawk Power, Ser H - US$ (c).......   0/8.500   07/01/10        343,750
    2,000    Niagara Mohawk Power - US$ (b)..............     6.875   03/01/01      2,024,722
    2,000    Niagara Mohawk Power, Ser B - US$...........     7.000   10/01/00      2,001,000
    2,000    Southern Investments UK - US$ (b)...........     6.800   12/01/06      2,076,192
    2,000    United Utilities - US$ (b)..................     6.450   04/01/08      2,032,974
    2,500    Yorkshire Power Finance, 144A - Private
             Placement - US$ (b) (e).....................     6.154   02/25/03      2,510,148
                                                                                 ------------
                                                                                   17,553,688
                                                                                 ------------
             Total Corporate Bonds 82.2%......................................    102,960,880
                                                                                 ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  22.4%
             ARGENTINA  1.0%
    1,425    Argentina Par Bond - US$ (d)................     6.625   03/31/05      1,258,275
                                                                                 ------------
             AUSTRALIA  1.1%
    2,000    Australian Government - AU$.................     6.750   11/15/06      1,343,042
                                                                                 ------------
             BULGARIA  0.9%
    1,500    Bulgaria Disc - Ser A - US$.................     6.750   07/28/24      1,145,625
                                                                                 ------------
             CANADA  0.7%
    1,250    Canadian Government - CA$...................     7.500   03/01/01        894,890
                                                                                 ------------
             COLOMBIA  3.5%
    3,000    Financiera Energetica Nacional, 144A -
             Private Placement - US$ (b) (e).............     9.375   06/15/06      2,910,000
    1,500    Republic of Colombia - US$ (b)..............     8.660   10/07/16      1,543,215
                                                                                 ------------
                                                                                    4,453,215
                                                                                 ------------
             COSTA RICA  0.7%
    1,000    Costa Rica - Prin, Ser A - US$ (d)..........     6.250   05/21/10        880,000
                                                                                 ------------
             ITALY  0.8%
1,500,000    Republic of Italy BTPS - ITL................     9.500   05/01/01        954,664
                                                                                 ------------
             KAZAKHSTAN  0.9%
    1,000    Republic of Kazakhstan - US$ (b)............     8.375   10/02/02        900,000
      250    Republic of Kazakhstan - US$................    12.750   10/02/02        225,000
                                                                                 ------------
                                                                                    1,125,000
                                                                                 ------------
             MEXICO  4.3%
    1,500    Mexico Global Bond - US$....................    11.500   05/15/26      1,706,250
      750    Mexican Par Bond, Ser W-A - US$.............     6.250   12/31/19        621,094
    3,750    Mexican Par Bond, Ser W-B - US$.............     6.250   12/31/19      3,105,469
                                                                                 ------------
                                                                                    5,432,813
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             MOROCCO  0.7%
    1,000    Moroccan Loan Agreement - US$...............     6.813%  01/01/09   $    857,500
                                                                                 ------------
             NEW ZEALAND  0.9%
    2,000    New Zealand Government - NZ$................     8.000   11/15/06      1,144,333
                                                                                 ------------
             PANAMA  3.1%
    2,000    Republic of Panama, 144A - Private Placement
             -US$ (b) (e)................................     7.875   02/13/02      1,980,000
    2,000    Republic of Panama - US$....................     8.875   09/30/27      1,890,000
                                                                                 ------------
                                                                                    3,870,000
                                                                                 ------------
             RUSSIA  0.9%
    1,500    Ministry Finance of Russia, 144A - Private
             Placement - US$ (e).........................    10.000   06/26/07      1,128,750
                                                                                 ------------
             UNITED KINGDOM  1.8%
    1,000    UK Treasury Bonds - GBP.....................     7.000   11/06/01      1,687,232
      350    UK Treasury Bonds - GBP.....................     6.750   11/26/04        605,141
                                                                                 ------------
                                                                                    2,292,373
                                                                                 ------------
             URUGUAY  0.8%
    1,000    Banco Centrl Del Uruguay - Ser B - US$
             (d).........................................     6.750   02/19/21        940,000
                                                                                 ------------
             VENEZUELA  0.3%
      500    Venezuela (Euro) - US$......................     9.250   09/15/27        387,000
                                                                                 ------------
             Total Foreign Government and Agency Securities 22.4%.............     28,107,480
                                                                                 ------------
             MORTGAGE BACKED SECURITIES (U.S.)  6.1%
    1,986    DLJ Mortgage Acceptance Corp. 1996-E1 (b)...     8.517   09/28/25      2,025,840
    2,500    Government National Mortgage Association
             Pool (a)....................................     7.000   07/21/28      2,538,275
   18,210    FNMA REMIC #97-20 IB (Interest Only) (b)....     1.840   03/25/27        796,672
   28,370    SBA Strip...................................     2.313   08/24/19      2,306,058
                                                                                 ------------
             Total Mortgage Backed Securities (U.S.)..........................      7,666,845
                                                                                 ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY
             OBLIGATIONS  23.5%
   12,250    U.S. T-Bonds................................     6.125   11/15/27     13,117,055
   11,275    U.S. T-Notes................................     5.500    2/15/08     11,264,063
    5,000    U.S. T-Notes................................     5.625    5/15/08      5,065,600
                                                                                 ------------
             Total U.S. Government and Government Agency Obligations..........     29,446,718
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  4.4%
Avalon Bay Communities, Ser G - Preferred - US$.............
                                                               50,000   $  1,293,750
Costal Finance - Preferred - US$............................
                                                               60,000      1,470,000
Grupo Casa Autrey - ADR (Mexico) - US$......................
                                                                8,500         55,250
MEPC International Capital L.P. - Preferred - US$ (b).......
                                                              100,000      2,681,250
Thai Military Bank - THB....................................
                                                               15,000          1,848
                                                                        ------------
    Total Common and Preferred Stocks................................      5,502,098
                                                                        ------------
SWAP TRANSACTIONS  0.0%
Goldman Sachs, 10.0 million US$ notional amount, maturing 01/23/00, payment based upon the spread between the 6 year French Franc fixed swap interest rate versus the 6 year German Mark fixed swap interest
rate.................................................................            426
                                                                        ------------
TOTAL INVESTMENTS  139.4%
    (Cost $175,150,250)..............................................    174,718,627
LIABILITIES IN EXCESS OF OTHER ASSETS  (39.4)%.......................    (49,354,326)
                                                                        ------------
NET ASSETS  100.0%...................................................   $125,364,301
                                                                          ----------

*  Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swaps transactions or borrowings of the Fund.

(c) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

(d) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

    The following table summarizes the portfolio composition at June 30, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and Government Agency Obligations...........    22.6%
AAA.........................................................     3.9%
A...........................................................     7.7%
BBB.........................................................    18.1%
BB..........................................................    28.6%
B...........................................................    14.1%
CCC.........................................................     0.2%
Non-Rated...................................................     4.8%
                                                               ------
                                                               100.0%
                                                               ------

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $175,150,250).......................    $174,718,627
Cash........................................................       2,359,022
Receivables:
  Investments Sold..........................................       7,728,010
  Interest..................................................       2,947,683
  Fund Shares Sold..........................................         136,198
  Dividend..................................................         100,000
Options at Market Value (Net premiums paid of $271,775).....         583,680
Forward Currency Contracts..................................         290,302
Unamortized Organizational Costs............................          17,036
Other.......................................................           1,293
                                                                ------------
    Total Assets............................................     188,881,851
                                                                ------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreements.............................      29,381,337
  Bank Borrowings...........................................      27,990,926
  Investments Purchased.....................................       4,566,863
  Income Distributions......................................         415,314
  Fund Shares Repurchased...................................         246,609
  Distributor and Affiliates................................         172,472
  Investment Advisory Fee...................................         163,412
  Variation Margin on Futures...............................          42,188
Accrued Expenses............................................         432,716
Trustees' Deferred Compensation and Retirement Plans........         105,713
                                                                ------------
    Total Liabilities.......................................      63,517,550
                                                                ------------
NET ASSETS..................................................    $125,364,301
                                                                  ----------
NET ASSETS CONSIST OF:
Capital.....................................................    $132,732,669
Net Unrealized Depreciation.................................      (1,176,688)
Accumulated Distribution in Excess of Net Investment
  Income....................................................      (1,909,557)
Accumulated Net Realized Loss...............................      (4,282,123)
                                                                ------------
NET ASSETS..................................................    $125,364,301
                                                                  ----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $45,310,860 and 3,688,102 shares of
    beneficial interest issued and outstanding).............    $      12.29
    Maximum sales charge (4.75%* of offering price).........             .61
                                                                ------------
    Maximum offering price to public........................    $      12.90
                                                                  ----------
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $76,199,068 and 6,201,916 shares of
    beneficial interest issued and outstanding).............    $      12.29
                                                                  ----------
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,854,373 and 314,039 shares of
    beneficial interest issued and outstanding).............    $      12.27
                                                                  ----------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $9,201).......    $ 13,354,450
Dividends (Net of foreign withholding taxes of $53).........         786,323
                                                                ------------
      Total Income..........................................      14,140,773
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,262,844
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $113,849, $781,645 and $37,816,
  respectively).............................................         933,310
Shareholder Services........................................         185,508
Custody.....................................................          86,456
Amortization of Organizational Costs........................          33,982
Trustees' Fees and Expenses.................................          29,318
Legal.......................................................          16,532
Other.......................................................         343,480
                                                                ------------
      Total Operating Expenses..............................       2,891,430
      Less Expenses Waived..................................         118,837
                                                                ------------
      Net Operating Expenses................................       2,772,593
      Interest Expense......................................       2,151,078
                                                                ------------
NET INVESTMENT INCOME.......................................    $  9,217,102
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  3,963,593
  Options...................................................        (467,470)
  Futures...................................................      (3,234,026)
  Forwards..................................................      (1,497,004)
  Foreign Currency Transactions.............................         (19,018)
                                                                ------------
Net Realized Loss...........................................      (1,253,925)
                                                                ------------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period.....................................       2,587,120
                                                                ------------
End of the Period:
  Investments...............................................        (431,623)
  Options...................................................         311,905
  Futures...................................................        (727,773)
  Forwards..................................................        (329,325)
  Foreign Currency Translation..............................             128
                                                                ------------
                                                                  (1,176,688)
                                                                ------------
Net Unrealized Depreciation During the Period...............      (3,763,808)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $ (5,017,733)
                                                                  ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  4,199,369
                                                                  ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                              FOR THE YEARS ENDED
                             JUNE 30, 1998 AND 1997
--------------------------------------------------------------------------------

                                                              Year Ended       Year Ended
                                                             June 30, 1998    June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  9,217,102     $  8,581,357
Net Realized Gain/Loss...................................      (1,253,925)       2,999,390
Net Unrealized Appreciation/Depreciation During the
 Period..................................................      (3,763,808)       3,381,566
                                                             ------------     ------------
Change in Net Assets from Operations.....................       4,199,369       14,962,313
                                                             ------------     ------------
Distributions from Net Investment Income.................      (9,238,901)      (8,604,269)
Distributions in Excess of Net Investment Income.........             -0-          (27,347)
                                                             ------------     ------------
Distributions from and in Excess of Net Investment
 Income*.................................................      (9,238,901)      (8,631,616)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      (5,039,532)       6,330,697
                                                             ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................      37,212,204       40,557,345
Net Asset Value of Shares Issued Through Dividend
 Reinvestment............................................       4,088,237        3,498,095
Cost of Shares Repurchased...............................     (34,763,480)     (25,388,033)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......       6,536,961       18,667,407
                                                             ------------     ------------
TOTAL INCREASE IN NET ASSETS.............................       1,497,429       24,998,104
NET ASSETS:
Beginning of the Period..................................     123,866,872       98,868,768
                                                             ------------     ------------
End of the Period (Including accumulated undistributed
 net investment income of $(1,909,557) and $150,395,
 respectively)...........................................    $125,364,301     $123,866,872
                                                             ============     ============

                                           Year Ended       Year Ended
       *Distributions by Class            June 30, 1998    June 30, 1997
------------------------------------------------------------------------
Distributions from and in Excess of
 Net Investment Income:
 Class A Shares.......................     $(3,523,499)     $(3,189,748)
 Class B Shares.......................      (5,451,394)      (5,177,891)
 Class C Shares.......................        (264,008)        (263,977)
                                           -----------      -----------
                                           $(9,238,901)     $(8,631,616)
                                           ===========      ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         December 31, 1993
                                                                           (Commencement
                                            Year Ended June 30,            of Investment
                                   -------------------------------------  Operations) to
Class A Shares                      1998      1997      1996      1995     June 30, 1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $12.778   $12.065   $11.704   $11.975      $14.300
                                   -------   -------   -------   -------      -------
Net Investment Income............     .973     1.019     1.013      .657         .566
Net Realized and Unrealized
  Gain/Loss......................    (.489)     .714      .446      .272       (2.391)
                                   -------   -------   -------   -------      -------
Total from Investment
  Operations.....................     .484     1.733     1.459      .929       (1.825)
                                   -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................     .976     1.020     1.098      .793         .500
  Return of Capital
    Distribution.................      -0-       -0-       -0-      .407          -0-
                                   -------   -------   -------   -------      -------
Total Distributions..............     .976     1.020     1.098     1.200         .500
                                   -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period.........................  $12.286   $12.778   $12.065   $11.704      $11.975
                                   =======   =======   =======   =======      =======
Total Return* (a)................    3.89%    14.92%    12.92%     8.46%      (12.83%)**
Net Assets at End of the Period
  (In millions)..................  $  45.3   $  43.8   $  33.8   $  29.6      $  24.5
Ratio of Operating Expenses to
  Average Net Assets*............    1.68%     1.81%     1.84%     1.98%        1.88%
Ratio of Interest Expense to
  Average Net Assets.............    1.69%     1.99%     2.27%     2.38%         .96%
Ratio of Net Investment Income to
  Average Net Assets*............    7.72%     8.12%     8.34%     5.88%        9.27%
Portfolio Turnover...............     523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets.............    1.78%     1.86%     1.92%       N/A          N/A
Ratio of Net Investment Income to
  Average Net Assets.............    7.63%     8.07%     8.26%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         December 31, 1993
                                                                           (Commencement
                                            Year Ended June 30,            of Investment
                                   -------------------------------------  Operations) to
Class B Shares                      1998      1997      1996      1995     June 30, 1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $12.779   $12.069   $11.706   $11.968      $14.300
                                   -------   -------   -------   -------      -------
Net Investment Income............     .878      .920      .926      .585         .515
Net Realized and Unrealized
  Gain/Loss......................    (.491)     .717      .443      .245       (2.392)
                                   -------   -------   -------   -------      -------
Total from Investment
  Operations.....................     .387     1.637     1.369      .830       (1.877)
                                   -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................     .880      .927     1.006      .722         .455
  Return of Capital
    Distribution.................      -0-       -0-       -0-      .370          -0-
                                   -------   -------   -------   -------      -------
Total Distributions..............     .880      .927     1.006     1.092         .455
                                   -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period.........................  $12.286   $12.779   $12.069   $11.706      $11.968
                                   =======   =======   =======   =======      =======
Total Return* (a)................    3.11%    13.98%    12.06%     7.62%      (13.21%)**
Net Assets at End of the Period
  (In millions)..................  $  76.2   $  76.2   $  61.9   $  52.6      $  46.4
Ratio of Operating Expenses to
  Average Net Assets*............    2.44%     2.57%     2.59%     2.68%        2.63%
Ratio of Interest Expense to
  Average Net Assets.............    1.69%     1.98%     2.26%     2.38%         .96%
Ratio of Net Investment Income to
  Average Net Assets*............    6.96%     7.33%     7.58%     5.30%        8.48%
Portfolio Turnover...............     523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets.............    2.54%     2.61%     2.67%       N/A          N/A
Ratio of Net Investment Income to
  Average Net Assets.............    6.86%     7.28%     7.50%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         December 31, 1993
                                                                           (Commencement
                                            Year Ended June 30,            of Investment
                                   -------------------------------------  Operations) to
         Class C Shares             1998      1997      1996      1995     June 30, 1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $12.768   $12.059   $11.699   $11.966      $14.300
                                   -------   -------   -------   -------      -------
Net Investment Income............     .876      .913      .944      .598         .509
Net Realized and Unrealized
  Gain/Loss......................    (.490)     .723      .422      .227       (2.388)
                                   -------   -------   -------   -------      -------
Total from Investment
  Operations.....................     .386     1.636     1.366      .825       (1.879)
                                   -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................     .880      .927     1.006      .722         .455
  Return of Capital
    Distribution.................      -0-       -0-       -0-      .370          -0-
                                   -------   -------   -------   -------      -------
Total Distributions..............     .880      .927     1.006     1.092         .455
                                   -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period.........................  $12.274   $12.768   $12.059   $11.699      $11.966
                                   =======   =======   =======   =======      =======
Total Return* (a)................    3.03%    13.99%    12.07%     7.53%      (13.21%)**
Net Assets at End of the Period
  (In millions)..................  $   3.9   $   3.8   $   3.1   $   1.7      $   2.1
Ratio of Operating Expenses to
  Average Net Assets*............    2.44%     2.56%     2.58%     2.69%        2.65%
Ratio of Interest Expense to
  Average Net Assets.............    1.69%     1.98%     2.22%     2.38%         .95%
Ratio of Net Investment Income to
  Average Net Assets*............    6.96%     7.31%     7.49%     5.92%        8.36%
Portfolio Turnover...............     523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets.............    2.54%     2.61%     2.66%       N/A          N/A
Ratio of Net Investment Income to
  Average Net Assets.............    6.87%     7.27%     7.41%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Income Fund, formerly known as Van Kampen American Capital Strategic Income Fund, (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its' secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                                 June 30, 1998
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $4,278,802 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on the mark to market of open options, futures and forward transactions at June 30, 1998.

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, for federal income tax purposes, cost of long-term investments is $175,236,004; the aggregate gross unrealized appreciation is $2,676,509 and the aggregate gross unrealized depreciation is $3,194,312, resulting in net unrealized depreciation on investments and swaps of $517,803.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to the recognition of net realized losses on foreign currency translations totaling $2,038,153 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                       % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .75 of 1%
Next $500 million.......................................     .70 of 1%
Over $1 billion.........................................     .65 of 1%

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $29,600 representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $129,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                                 June 30, 1998
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $47,827,145, $80,771,259 and $4,134,265 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,118,648    $ 14,164,929
  Class B....................................     1,677,599      21,153,724
  Class C....................................       150,464       1,893,551
                                                 ----------    ------------
Total Sales..................................     2,946,711    $ 37,212,204
                                                 ----------    ------------
Dividend Reinvestment:
  Class A....................................       131,101    $  1,649,403
  Class B....................................       180,125       2,266,285
  Class C....................................        13,723         172,549
                                                 ----------    ------------
Total Dividend Reinvestment..................       324,949    $  4,088,237
                                                 ----------    ------------
Repurchases:
  Class A....................................      (990,262)   $(12,470,355)
  Class B....................................    (1,620,464)    (20,396,054)
  Class C....................................      (150,449)     (1,897,071)
                                                 ----------    ------------
Total Repurchases............................    (2,761,175)   $(34,763,480)
                                                 ----------    ------------

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,483,168, $77,747,304 and $3,965,236 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,136,784    $ 14,246,123
  Class B....................................     1,951,416      24,358,899
  Class C....................................       156,283       1,952,323
                                                 ----------    ------------
Total Sales..................................     3,244,483    $ 40,557,345
                                                 ==========    =============
Dividend Reinvestment:
  Class A....................................       102,757    $  1,289,971
  Class B....................................       163,577       2,052,790
  Class C....................................        12,383         155,334
                                                 ----------    ------------
Total Dividend Reinvestment..................       278,717    $  3,498,095
                                                 ==========    =============
Repurchases:
  Class A....................................      (614,505)   $ (7,723,135)
  Class B....................................    (1,282,624)    (16,096,646)
  Class C....................................      (125,528)     (1,568,252)
                                                 ----------    ------------
Total Repurchases............................    (2,022,657)   $(25,388,033)
                                                 ==========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          4.00%      1.00%
Second.............................................          3.75%       None
Third..............................................          3.50%       None
Fourth.............................................          2.50%       None
Fifth..............................................          1.50%       None
Sixth..............................................          1.00%       None
Seventh and Thereafter.............................           None       None

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $27,600 and CDSC on redeemed shares of approximately $236,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $858,569,959 and $859,486,340, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                   CONTRACTS        PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1997...................      1,627      $  (246,766)
Options Written and Purchased (Net)............      3,233       (1,540,015)
Options Terminated in Closing
  Transactions (Net)...........................     (3,781)       1,130,290
Options Expired (Net)..........................       (778)         384,716
                                                    ------      -----------
Outstanding at June 30, 1998...................        301      $  (271,775)
                                                   =========    ============

    The related futures contracts of the outstanding option transactions as of June 30, 1998, and the descriptions and market values are as follows:

                                                                        MARKET
                                                  EXPIRATION MONTH/    VALUE OF
DESCRIPTION                          CONTRACTS     EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------------
Euro $ Futures
Sep 1998--Purchased Put..........        100              Sep/94       $  2,500
Sep 1998--Purchased Put..........         50              Sep/94          1,250
Sep 1998--Written Call...........        100           Sep/94.50         (5,000)
Sep 1998--Written Call...........         50           Sep/94.50         (2,500)
J.P. Morgan Emerging Markets
  Index
Written Put......................          1          Jul/364.56        587,430
                                      ------                           --------
                                         301                           $583,680
                                     -------                           --------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract may be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at June 30, 1997...............................        689
Futures Opened.............................................      7,096
Futures Closed.............................................     (7,156)
                                                                ------
Outstanding at June 30, 1998...............................        629
                                                               =========

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                              APPRECIATION/
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year British Gilt Future Sep 1998
     (Current notional value $108,680 per
     contract)...................................     10           10,153
  10-Year German Mark Future Sep 1998
     (Current notional value $270,900 per
     contract)...................................     20          (51,940)
  10-Year Japanese Bond Future Sep 1998
     (Current notional value $959,716 per
     contract)...................................      3           20,818
  U.S. Treasury Bond Future Sep 1998
     (Current notional value $123,594 per
     contract)...................................    205         (489,258)
  2-Year U.S. Treasury Note Future Sep 1998
     (Current notional value $208,375 per
     contract)...................................     41          (17,937)
  5-Year U.S. Treasury Note Future Sep 1998
     (Current notional value $109,688 per
     contract)...................................    350         (199,609)
                                                     ---        ---------
                                                     629        $(727,773)
                                                  =========   =============

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
FORWARD                                          CURRENT   APPRECIATION/
CURRENCY                                           VALUE    DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
German Mark,
  13,952,655 expiring 07/01/98-08/03/98....  $ 7,745,288    $  (172,982)
Indonesian Rupiah,
  1,762,500,000 expiring
  09/29/98-02/02/99........................      101,722       (198,278)
Japanese Yen,
  558,900,000 expiring 07/01/98............    4,042,696        (16,128)
Philippine Peso,
  49,900,000 expiring 08/04/98-09/29/98....    1,181,968        (68,032)
South Korean Won,
  650,000,000 expiring 08/03/98-03/04/99...      431,077         31,078
Thailand Baht,
  12,550,000 expiring 09/29/98-01/28/99....      276,883        (23,117)
                                             -----------    -----------
                                             $13,779,634       (447,459)
                                             -----------   -------------
SHORT CONTRACTS:
Hong Kong Dollar,
  1,948,750 expiring 08/14/98..............      250,515           (515)
Japanese Yen,
  262,300,000 expiring 08/03/98............    1,906,635         93,365
Malaysian Ringgit,
  1,000,000 expiring 08/14/98..............      235,907         14,093
New Taiwan Dollar,
  8,500,000 expiring 08/14/98..............      243,902          6,098
Singapore Dollar,
  413,750 expiring 08/14/98................      244,907          5,093
                                             -----------    -----------
                                             $ 2,881,866        118,134
                                             -----------   -------------
                                                            $  (329,325)
                                                           -------------

    At June 30, 1998, the Fund has realized gains on closed but unsettled forward currency contracts of $619,628 scheduled to settle between July 2, 1998 and February 3, 1999.

                                 June 30, 1998
--------------------------------------------------------------------------------

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

E. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

    A MBS may also be stripped to create an Interest Only (IO) security. An IO represents ownership in the cash flows of the interest payments made from a specific pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower. IO's are typically used to manage interest rate exposure in the Fund's portfolio.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $604,600.

                                 June 30, 1998
--------------------------------------------------------------------------------

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $60,000,000 revolving credit agreement which expires on May 31, 1999. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at June 30, 1998, was 6.800%. An annual facility fee of .075% is charged on the unused portion of the credit line.

    The Fund has entered into reverse repurchase agreements with Warburg Dillon Read LLC, formerly Union Bank of Switzerland, under which the Fund sells securities and agrees to repurchase them on July 1, 1998 at a mutually agreed upon price. At June 30, 1998, the average interest rate in effect for reverse repurchase agreements was 4.18%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the year ended June 30, 1998, was approximately $43,522,971 with an average interest rate of 5.10%.

    At June 30, 1998, these agreements represented 30.1% of the Fund's total assets.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     List all financial statements and exhibits as part of the Registration Statement.

     (A) FINANCIAL STATEMENTS:

          For each of the following funds:


               Van Kampen High Yield Fund


               Van Kampen Short-Term Global Income Fund


               Van Kampen Strategic Income Fund


          Included in Part A of Registration Statement:

           Financial Highlights

          Included in Part B of Registration Statement:

           Independent Accountants' Report
           Financial Statements
           Notes to Financial Statements

     (B) EXHIBITS:
           (1)(a) Agreement and Declaration of Trust(39)

           (b) Second Certificate of Amendment dated July 14, 1998 to Agreement and Declaration of Trust+


              (c) Second Amended and Restated Certificate of Designation for:


                    (i) Van Kampen High Yield Fund+


                    (ii) Van Kampen Short-Term Global Income Fund+


                   (iii) Van Kampen Strategic Income Fund+

           (2) By-Laws(39)
           (4) Specimen Share Certificates for:

               (a) Van Kampen High Yield Fund

                    (i) Class A Shares(41)
                    (ii) Class B Shares(41)
                   (iii) Class C Shares(41)

               (b) Van Kampen Short-Term Global Income Fund


                    (i) Class A Shares(39)


                    (ii) Class B Shares(39)


                   (iii) Class C Shares(39)


               (c) Van Kampen Strategic Income Fund


                    (i) Class A Shares(41)


                    (ii) Class B Shares(41)


                   (iii) Class C Shares(41)

           (5)(a) Investment Advisory Agreement for:

                    (i) Van Kampen High Yield Fund(42)


                    (ii) Van Kampen Short-Term Global Income Fund(42)


                   (iii) Van Kampen Strategic Income Fund(42)

           (6)(a) Distribution and Service Agreement for:

                    (i) Van Kampen High Yield Fund(42)


                    (ii) Van Kampen Short-Term Global Income Fund(42)


                   (iii) Van Kampen Strategic Income Fund(42)

              (b) Form of Dealer Agreement(32)
              (c) Form of Broker Fully Disclosed Selling Agreement(32)
              (d) Form of Bank Fully Disclosed Selling Agreement(32)

           (8)(a) Custodian Contract(42)


              (b) Transfer Agency and Service Agreement(42)

           (9)(a) Fund Accounting Agreement(42)


              (b) Amended and Restated Legal Services Agreement(42)


          (10) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois):


               (a) Van Kampen High Yield Fund(36)


               (b) Van Kampen Short-Term Global Income Fund(35)


               (c) Van Kampen Strategic Income Fund(36)

          (11) Consent of KPMG Peat Marwick LLP:

               (a) Van Kampen High Yield Fund+


               (b) Van Kampen Short-Term Global Income Fund+


               (c) Van Kampen Strategic Income Fund+

          (13) Letter of Understanding relating to initial capital(41)
          (15)(a) Distribution Plan Pursuant to Rule 12b-1 for:

                    (i) Van Kampen High Yield Fund(41)


                    (ii) Van Kampen Short-Term Global Income Fund(39)


                   (iii) Van Kampen Strategic Income Fund(41)

               (b) Form of Shareholder Assistance Agreement(41)
           (c) Form of Administrative Services Agreement(41)
           (d) Service Plan for:

                    (i) Van Kampen High Yield Fund(41)


                    (ii) Van Kampen Short-Term Global Income Fund(39)


                   (iii) Van Kampen Strategic Income Fund(41)

          (16)(a) Computation of Performance Quotations:

                    (i) Van Kampen High Yield Fund+


                    (ii) Van Kampen Short-Term Global Income Fund+


                   (iii) Van Kampen Strategic Income Fund+

          (17)(a) List of certain investment companies in response to Item
29(a)+

               (b) List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b)+


          (18) Amended Multi-Class Plan(42)

          (24) Power of Attorney+
          (27) Financial Data Schedules+
---------------
  * Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(35) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(36) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(39) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(41) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 33-4410, as Filed on October 28, 1996.


(42) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as Filed on October 28, 1997.


+ Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of October 16, 1998:



                                                                 (2)
                           (1)                                NUMBER OF
                      TITLE OF CLASS                        RECORD HOLDERS
                      --------------                        --------------
Shares of Beneficial Interest, $0.01 par value
   (i)  Van Kampen High Yield Fund:
        Class A Shares....................................      14,443
        Class B Shares....................................       5,818
        Class C Shares....................................         549
   (ii) Van Kampen Short-Term Global Income Fund:
        Class A Shares....................................       3,687
        Class B Shares....................................       1,059
        Class C Shares....................................          23
  (iii) Van Kampen Strategic Income Fund:
        Class A Shares....................................       2,471
        Class B Shares....................................       3,591
        Class C Shares....................................         330


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Investment Advisory and Other Services" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of Van Kampen Investment Advisory Corp., reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.



     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by the Registrant by
Section 31 (a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at the offices of the Registrant located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 28th day of October, 1998.



                                      VAN KAMPEN TRUST


                                      By:        /s/ RONALD A. NYBERG
                                         ---------------------------------------
                                          Ronald A. Nyberg, Vice President and
                                                        Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on October 28, 1998 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

              /s/ DENNIS J. MCDONNELL*                 President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN                   Treasurer, Vice President and
-----------------------------------------------------    Chief Financial Officer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                                                       Trustee
-----------------------------------------------------
                  Paul G. Yovovich

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen
------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney.

                /s/ RONALD A. NYBERG                                                 October 28, 1998
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 43 TO FORM N-1A

                  AS SUBMITTED TO THE SECURITIES AND EXCHANGE

                         COMMISSION ON OCTOBER 28, 1998



EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
 (1)(b)   Second Certificate of Amendment to Agreement and Declaration
          of Trust
    (c)   Second Amended and Restated Certificate of Designation for:
          (i) Van Kampen High Yield Fund
          (ii) Van Kampen Short-Term Global Fund
          (iii) Van Kampen Strategic Income Fund
(11)      Consent of KPMG Peat Marwick LLP:
    (a)   Van Kampen High Yield Fund
    (b)   Van Kampen Short-Term Global Income Fund
    (c)   Van Kampen Strategic Income Fund
(16)(a)   Computation of Performance Quotations:
          (i) Van Kampen High Yield Fund
          (ii) Van Kampen Short-Term Global Income Fund
          (iii) Van Kampen Strategic Income Fund
(17)(a)   List of certain investment companies in response to Item
          29(a)
    (b)   List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b)
(24)      Power of Attorney
(27)      Financial Data Schedules